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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-06352
Voya Series Fund, Inc.
(Exact name of registrant as specified in charter)
7337 E. Doubletree Ranch Rd. Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)
CT Corporation System, 101 Federal Street, Boston, MA 02110
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-992-0180
Date of fiscal year end:
May 31

Date of reporting period:
May 31, 2015

Item 1. Reports to Stockholders.
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e -1):

Annual Report
May 31, 2015
Classes A, B, C, I, O, R, R6 and W
Domestic Equity and Growth Funds
■
Voya Corporate Leaders 100 Fund

■
Voya Large Cap Growth Fund

■
Voya Small Company Fund

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This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

A question of resources
Dear Shareholder,
Geopolitical strategy and diplomacy — not to mention the global economy — are deeply driven by questions of access to resources. Who has what you need? How much do you have to pay to get it? How friendly do buyers and sellers need to be?
Today we are confronted with a variety of such issues that may profoundly affect the world for decades to come. For example, the renewed prominence of the United States as an energy producer likely will impact the relationships between consumers, like Europe, and producers, such as Russia and the Organization of Petroleum Exporting Countries, OPEC. While the surge of people fleeing wars in the Middle East and Africa may present an integration challenge to Europe, it also may represent an infusion of youth and energy that the aging continent needs. And as traditional supplies of water come under stress, the need for alternative water sources will likely spur the creation of new technologies and new investment opportunities.
Of course, there are more immediate economic concerns, notably whether central bank support — waning in the U.S., expanding pretty much everywhere else — can sustain global economic growth. Add in elements of political uncertainty, and bouts of market volatility should not be unexpected.
What lessons lie here for your investment program? The most important: Don’t try to “game” diversification. No one can be certain how the global economy will turn, or know where the best investment opportunities will arise. We believe that rather than groping for the next hot investment, you’re well advised to remain broadly diversified, retaining the potential to benefit from whatever the next generation of opportunities has to offer. Periodically review your portfolio with your financial advisor to make sure it remains focused on your investing goals. And as always, do not make changes to your portfolio without first discussing them with your financial advisor.
We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,

Shaun Mathews
President and Chief Executive Officer
June 23, 2015
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

Market Perspective: Year Ended May 31, 2015

In the first half of our fiscal year, global equities, represented by the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, maintained an uneven recovery as economic activity and sentiment steadily lifted after a cold and snowy winter in the U.S. This continued into the second half and for the whole year the Index returned 13.24%, but by the end the forces driving financial markets had substantially changed. (The Index returned 5.70% for the one year ended May 31, 2015, measured in U.S. dollars.)
For much of the year it seemed that the only credible major growth story in the world was the U.S. Markets took the October end of U.S. quantitative easing in stride and economic data were on balance positive. In particular the March employment report marked the twelfth consecutive month in which more than 200,000 jobs were created and the unemployment rate was down to 5½%.
But reservations remained about the low labor force participation rate and wage growth. And by May some reports had started to deteriorate, in part due to the effects of another harsh winter. The three-month average of jobs created dipped below 200,000. Industrial production and the purchasing managers’ index for the manufacturing sector were flat to falling. Retail sales were stagnant, despite lower gasoline prices. As for oil prices, the price of a barrel of oil bounced from its mid-March low, but still ended May at two thirds of its level eight months earlier. While this would boost consumption in time, the more immediate effect was to reduce profits and investment in the energy sector and in industries that service it. The related surge in the dollar (see below) would weigh on the trade deficit. This was evident in gross domestic product (“GDP”), which fell 0.7% annualized in the first quarter of 2015, after rising 2.2% in the previous quarter.
Outside of the U.S., annual GDP growth in China decelerated to 7.0% in the first quarter of 2015, the slowest in six years, depressing demand in the world’s commodity supplying countries. Japan re-entered recession in the third quarter of 2014 after an April rise in the consumption tax, and the weak inventory-led rebound was a disappointment.
But it was the euro zone that attracted most of the attention. The region entered 2015 after growth of barely 1% in 2014, unemployment perched at 11.5% and consumer prices falling. In Greece, on January 26, a new government took power, mandated to ease the terms of its €240 billion bailout and roll back reforms. The reaction of its creditors was uncompromising and the specter again loomed of a euro zone member country being forced out of the single currency with unknowable side effects. But four days earlier the European Central Bank had at last announced a program of quantitative easing, the elixir that despite all else, might drive asset prices higher, judging from the experience of the U.S. and Japan. Monthly purchases of bonds worth €60 billion would and did commence in March 2015. They would continue through September 2016. Furthermore by the end of the period, the gloomy euro zone data seemed to be turning. The unemployment rate edged down to 11.2%; prices stopped falling; GDP rose 0.4% in the first quarter of 2015. Falling interest rates and the weaker euro would be good for business. Increasingly, buy euro zone equities, preferably currency-hedged, sell U.S., was the trade in the news.
In U.S. fixed income markets, the Treasury yield curve flattened during the fiscal year and the Barclays Long-Term U.S. Treasury sub-index returned 10.32%. The Barclays U.S. Treasury Bond index as a whole returned 3.07%, practically identical to the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) of investment grade bonds, which increased 3.03%. The Barclays U.S. Corporate Investment Grade Bond sub-index added 2.72%, beating the 1.96% of the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate).
U.S. equities, represented by the S&P 500® Index including dividends, gained 11.81% over the year. The consumer discretionary sector was the top performer, soaring 27.25%. Only one sector lost ground: not surprisingly energy, down 15.39%. Many commentators expected S&P 500® earnings to start falling soon, depressed by the effect of lower energy prices and of the strong dollar on the value of revenues earned outside the U.S. Others remarked on the supportive effect of continuing high levels of share buybacks, with a value of  $553 billion in 2014, the highest since 2007.
In currencies, the dollar rallied strongly in the fiscal year, jumping 24.11% on the euro, as the prospect and then the reality of euro zone quantitative easing drove down interest rates. The dollar gained a similar 21.99% against the yen, accelerating in November on an announced increase in monetary easing in Japan and a partial re-allocation into non-yen securities for the giant Government Pension Investment Fund (“GPIF”). The dollar added 9.57% against the pound. The UK has a comparable growth story to the U.S., but dollar interest rates seemed more likely to rise first.
In international markets, the MSCI Japan® Index surged 20.43%, with exporters benefiting from the lower yen and all sectors from the GPIF’s rebalancing into stocks. The MSCI Europe ex UK® Index gained 14.49%, eclipsing in April its previous record from 2007. Quantitative easing, plus the declining euro that went with it, ultimately trumped the poor economic data that prevailed through most of the period. The MSCI UK® Index added just 5.26%, with financials and the consumer sectors making the top contributions. The 15 largest names in the UK index: multinationals accounting for half of its value, barely contributed 1% of the 5.26%.
Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Long-Term U.S. Treasury Index	The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.
Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 1000® Growth Index	An unmanaged index that measures the performance of those companies in the Russell 1000® Index with higher than average price-to-book ratio and forecasted growth. The index returns reflect no deductions for fees, expenses or taxes.
Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

Voya Corporate Leaders 100 Fund	Portfolio Managers’ Report

Sector Diversification as of May 31, 2015 (as a percentage of net assets)

Information Technology	16.2%
Financials	15.2%
Health Care	14.9%
Industrials	13.5%
Consumer Discretionary	12.8%
Consumer Staples	10.8%
Energy	9.0%
Materials	3.0%
Telecommunication Services	2.0%
Utilities	2.0%
Assets in Excess of Other Liabilities*	0.6%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Corporate Leaders 100 Fund (the ‘‘Fund’’ or “Corporate Leaders 100”) seeks to outperform the S&P 500® Index. Under normal market conditions, the Fund invests primarily in equity securities of issuers listed on the S&P 100 Index. The Fund is managed by Vincent Costa, CFA, Steve Wetter and Kai Yee Wong, Portfolio Managers, of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.
Performance: For the year ended May 31, 2015, the Fund’s Class A shares, excluding sales charges, provided a total return of 9.80% compared to the S&P 500® Index, which returned 11.81% for the same period.
Portfolio Specifics: The Fund’s investment strategy follows a strict rules-based approach. It starts by holding equal-weighted positions in the stocks of the S&P 100 Index at the beginning of each calendar quarter (implying that each holding represents approximately 1% of the portfolio). On a quarterly basis, if the value of a security rises by more than 50%, the position size is reduced immediately to 1%, and if the value of a security of falls more than 30%, the position is sold. The portfolio is rebalanced quarterly in order to realign the strategy’s holdings to its initial 1% weightings.
On the sector level, portfolio holdings within the materials, information technology and healthcare sectors detracted the most value. Among the key individual detractors for the period were an underweight position in Apple Inc. and overweight positions in Freeport-McMorRan, Inc. and Apache Corporation. Conversely, portfolio holdings in the consumer discretionary, consumer staples and financials sectors contributed the most to relative performance. Among the largest individual contributors was an underweight position in Exxon Mobil Corporation and overweight positions in Lowe’s Companies, Inc. and Target Corporation.
At the end of the reporting period, the strategy’s largest sector overweights were among the industrials, consumer staples and energy sectors; the largest underweights were among the information technology, financials and utilities sectors. Sector exposures are purely a function of the strategy’s rules-based investment discipline and are not actively managed.
Top Ten Holdings as of May 31, 2015 (as a percentage of net assets)

Amazon.com, Inc.	1.1%
Microsoft Corp.	1.1%
AbbVie, Inc.	1.1%
Mondelez International, Inc.	1.1%
Gilead Sciences, Inc.	1.1%
Intel Corp.	1.1%
General Electric Co.	1.1%
Starbucks Corp.	1.1%
Philip Morris International, Inc.	1.1%
Goldman Sachs Group, Inc.	1.1%
Portfolio holdings are subject to change daily.
Current Strategy and Outlook: Because the Fund follows a follows a strict, rule-driven investment process, applied to a universe of securities that is limited to the stocks included in the S&P 100 Index, it does not employ any other security selection methodologies. It therefore has no reason to forecast expected performance for any security. Because it does not have reason to forecast performance, the Fund does not make use of any investment outlook or strategic positioning.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya Corporate Leaders 100 Fund

Average Annual Total Returns for the Periods Ended May 31, 2015
	1 Year	5 Year	Since Inception of Classes A, B, C, I, and W June 30, 2008	Since Inception of Classes O and R March 23, 2012	Since Inception of Class R6 October 1, 2014
Including Sales Charge:
Class A(1)	3.47%	14.94%	9.53%	—	—
Class B(2)	3.97%	15.26%	9.69%	—	—
Class C(3)	8.31%	15.65%	9.83%	—	—
Class I	10.20%	16.63%	10.75%	—	—
Class O	9.83%	—	—	16.08%	—
Class R	9.57%	—	—	15.84%	—
Class R6	—	—	—	—	7.85%
Class W	10.09%	16.58%	10.74%	—	—
Excluding Sales Charge:
Class A	9.80%	16.32%	10.48%	—	—
Class B	8.97%	15.48%	9.69%	—	—
Class C	9.31%	15.65%	9.83%	—	—
Class I	10.20%	16.63%	10.75%	—	—
Class O	9.83%	—	—	16.08%	—
Class R	9.57%	—	—	15.84%	—
Class R6	—	—	—	—	7.85%
Class W	10.09%	16.58%	10.74%	—	—
S&P 500® Index	11.81%	16.54%	9.85%	16.21%	9.77%
Based on a $10,000 investment, the graph and table above illustrate the total return of Voya Corporate Leaders 100 Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

Voya Large Cap Growth Fund	Portfolio Managers’ Report

Sector Diversification as of May 31, 2015 (as a percentage of net assets)

Information Technology	29.1%
Consumer Discretionary	20.4%
Health Care	14.1%
Industrials	11.3%
Consumer Staples	9.6%
Financials	5.5%
Energy	4.6%
Materials	3.4%
Assets in Excess of Other Liabilities*	2.0%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Large Cap Growth Fund (the “Fund” or “Large Cap Growth”) seeks long-term capital growth.* The Fund is managed by Jeffrey Bianchi, CFA, Christopher F. Corapi and Michael Pytosh, Portfolio Managers, of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.
Performance: For the year ended May 31, 2015, the Fund’s Class A shares, excluding sales charges, provided a total return of 14.47% compared to the Russell 1000® Growth Index (the “Index” or “Russell 1000® Growth”), which returned 14.73% for the same period.
Portfolio Specifics: During the reporting period, the Fund outperformed its benchmark before deducting fees and operating expenses, but lagged net of those costs. Fund performance was due to a combination of sector allocation and security selection effects. Sector allocation contributed notably through an overweight of health care and an underweight of energy. Security selection was most beneficial in the information technology and consumer staples sectors. By contrast, security selection detracted the most in the health care and energy sectors. Sector allocation detracted the most from information technology and financials.
Key contributors to performance included our overweight positions in Freescale, Ulta, and Electronic Arts.
Semiconductor provider Freescale contributed to performance. The company reported better than expected quarterly earnings, as solid execution drove improving gross margins and increased market share. In addition, strong cash flow generation has allowed the company to buy back debt ahead of schedule. Lastly, in our opinion, investors expect an increase in earnings once its merger with NXP Semiconductor, announced in March, is complete.
Shares of Ulta contributed to performance during the period. The stock performed well following better than expected second quarter 2015 and fourth quarter 2014 earnings, driven by strong traffic growth and same-store sales. In addition to their robust quarterly earnings growth, the company has a number of initiatives underway to increase brand awareness and loyalty, improve merchandising and expand, all of which we believe contribute to investors’ interest in the stock.
Interactive entertainment company Electronic Arts contributed to performance. The stock performed well throughout the period following strong earnings reports. In addition to delivering better than expected results, the company increased guidance for fiscal year 2016 based on a strong product line-up in calendar year 2015.
Top Ten Holdings as of May 31, 2015 (as a percentage of net assets)

Apple, Inc.	7.1%
Home Depot, Inc.	3.2%
PepsiCo, Inc.	2.7%
Actavis PLC	2.5%
Gilead Sciences, Inc.	2.5%
Amazon.com, Inc.	2.5%
Visa, Inc.	2.4%
Comcast Corp. – Class A	2.3%
Microsoft Corp.	2.3%
Oracle Corp.	2.3%
Portfolio holdings are subject to change daily.
Key detractors included our overweight positions in Cameron International, Anadarko, and VMware.
Cameron International, an energy capital equipment provider, detracted from performance. Underperformance was mainly due to an unfavorable decline in West Texas Intermediate and Brent crude oil prices, which directly impact the company’s business model. In addition, uncertainty in regards to exploration and production spending in 2015 led to the stock’s underperformance.
Shares of Anadarko, an oil and gas exploration and production company, detracted from performance during the period. The company reported weaker than expected third quarter 2014 earnings due to production timing issues followed by weaker than expected first quarter 2015 earnings, despite strong cash flow generation and efficiency improvements in its U.S. operations. Investors’ concerns regarding global oil supply also weighed on the stock.
Shares of VMware, which provides virtualization infrastructure solutions, underperformed during the period. Investors became skeptical about the company’s future growth prospects after volatile quarterly earnings and management’s decision to lower its guidance for future cash flows, due to a lack of large deals.
Current Strategy and Outlook: We believe that the U.S. economy has moved into a phase of self-sustaining, if slow, economic recovery. As we see continued modestly improving economic conditions, consensus expectations are that the U.S. Federal Reserve (“Fed”) may begin to raise the federal funds rate in 2015. The Fed will consider labor market conditions and inflation in its decision to move toward a normalized interest rate environment. The strength of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow and record high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

*
On March 12, 2015, the Board approved a proposal to reorganize the Fund with and into the Voya Growth Opportunities Fund, which is not included in this report. The proposed Reorganization is subject to approval by shareholders of the Fund at a shareholder meeting scheduled to be held on or about September 22, 2015. If shareholder approval is obtained, it is expected that the Reorganization will take place on or about October 23, 2015. Voya Growth Opportunities Fund will be renamed Voya Large-Cap Growth Fund upon the reorganization.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya Large Cap Growth Fund

Average Annual Total Returns for the Periods Ended May 31, 2015
	1 Year	Since Inception of Classes A, C, I, R, and W March 1, 2012	Since Inception of Class R6 May 31, 2013
Including Sales Charge:
Class A(1)	7.87%	13.68%	—
Class C (2)	12.68%	14.90%	—
Class I	14.92%	16.14%	—
Class R	14.23%	15.51%
Class R6	14.93%	—	17.79%
Class W	14.82%	16.07%	—
Excluding Sales Charge:
Class A	14.47%	15.77%	—
Class C	13.68%	14.90%	—
Class I	14.92%	16.14%	—
Class R	14.23%	15.51%	—
Class R6	14.93%	—	17.79%
Class W	14.82%	16.07%	—
Russell 1000® Growth	14.73%	16.61%	18.38%
Based on a $10,000 investment, the graph and table above illustrate the total return of Voya Large Cap Growth Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

Voya Small Company Fund	Portfolio Managers’ Report

Sector Diversification as of May 31, 2015 (as a percentage of net assets)

Financials	23.4%
Industrials	17.1%
Information Technology	17.0%
Consumer Discretionary	13.9%
Health Care	12.6%
Materials	5.0%
Energy	3.0%
Consumer Staples	2.1%
Utilities	2.1%
Exchange-Traded Funds	1.7%
Assets in Excess of Other Liabilities*	2.1%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Small Company Fund (the “Fund” or “Small Company”) seeks growth of capital primarily through investment in a diversified portfolio of common stocks of companies with smaller market capitalizations. The Fund is managed by Joseph Basset, CFA, Steve Salopek* and James Hasso, Portfolio Managers, of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.
Performance: For the year ended May 31, 2015, the Fund’s Class A shares, excluding sales charges, provided a total return of 11.10% compared to the Russell 2000® Index (the “Index” or “Russell 2000”), which returned 11.32% for the same period.
Portfolio Specifics: The Fund outperformed the Index before the deduction of fees and expenses, but underperformed net of fees during the reporting period. Fund performance was driven by positive stock selection. In particular, stock selection within the consumer services and banks sectors contributed the most to relative results. By contrast, our underweight allocation and stock selection within the pharmaceutical and biotechnology sector, as well as stock selection within the energy sector, detracted the most from performance.
Among the main individual contributors to performance were AMN Healthcare and Qlik Technologies.
An overweight position in AMN Healthcare, within the healthcare equipment and services sector, generated positive results during the period. In addition to strong first quarter 2015 results, AMN has successfully captured significant market share, and we believe the company shows signs of solid growth going forward.
Our overweight position in Qlik Technologies, a developer of business intelligence software solutions, added value during the period. Qlik shares have benefited from several strong quarters in a row. The company’s revenue growth is accelerating, and we believe it could top 20% in 2016. Qlik’s new product, the analytics tool, Sense, has exceeded expectations during its first five months on the market. Qlik management believes Sense could represent more than 50% of total company bookings as early as the second half of 2016.
Top Ten Holdings as of May 31, 2015* (as a percentage of net assets)

iShares Russell 2000 Index Fund	1.7%
Microsemi Corp.	1.1%
Healthsouth Corp.	1.0%
HB Fuller Co.	1.0%
Radian Group, Inc.	1.0%
MB Financial, Inc.	0.9%
QLIK Technologies, Inc.	0.9%
Cardtronics, Inc.	0.9%
Cornerstone OnDemand, Inc.	0.9%
First American Financial Corp.	0.9%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Among the key detractors for the period were Energy XXI and Key Energy.
An overweight position in Energy XXI, an independent oil and natural gas company in Bermuda, detracted from performance. Shares underperformed after the company announced underwhelming 2015 guidance. Declining oil prices put additional pressure on the stock during the period.
An overweight position in Key Energy, an onshore energy production services company, was a drag on performance. Key Energy’s underperformance was due to the general sell-off in the energy sector and was further exacerbated by the company’s overhanging execution and management issues.
Current Strategy and Outlook: We continue to monitor changes occurring globally, actions at central banks and overall economic data. Our portfolio positioning has not changed significantly. We seek to remain nimble and continue to focus on quality companies, such as those that, in our opinion, have strong managements, solid balance sheets and good cash flow generation capabilities. Going forward, we believe the portfolio is well positioned, as we think that investors will continue to focus on companies’ fundamentals due to ongoing economic uncertainty.

*
Steve Salopek retired from Voya Investment Management Co. LLC effective June 30, 2015.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya Small Company Fund

Average Annual Total Returns for the Periods Ended May 31, 2015
	1 Year	5 Year	10 Year	Since Inception of Class O June 4, 2008	Since Inception of Class R6 May 31, 2013	Since Inception of Class W June 12, 2009
Including Sales Charge:
Class A(1)	4.69%	12.74%	8.81%	—	—	—
Class B(2)	5.35%	12.99%	8.64%	—	—	—
Class C(3)	9.28%	13.22%	8.65%	—	—	—
Class I	11.50%	14.49%	9.79%	—	—	—
Class O	11.12%	14.08%	—	8.61%	—	—
Class R6	11.53%	—	—	—	14.51%	—
Class W	11.40%	14.36%	—	—	—	16.59%
Excluding Sales Charge:
Class A	11.10%	14.08%	9.45%	—	—	—
Class B	10.30%	13.23%	8.64%	—	—	—
Class C	10.27%	13.22%	8.65%	—	—	—
Class I	11.50%	14.49%	9.79%	—	—	—
Class O	11.12%	14.08%	—	8.61%	—	—
Class R6	11.53%	—	—	—	14.51%	—
Class W	11.40%	14.36%	—	—	—	16.59%
Russell 2000®	11.32%	15.04%	8.73%	9.18%	14.02%	17.08%
Based on a $10,000 investment, the graph and table above illustrate the total return of Voya Small Company Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

Shareholder Expense Examples (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from December 1, 2014 to May 31, 2015. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2014	Ending Account Value May 31, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2015*	Beginning Account Value December 1, 2014	Ending Account Value May 31, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2015*
Voya Corporate Leaders 100 Fund
Class A	$1,000.00	$1,017.40	0.83%	$4.17	$1,000.00	$1,020.79	0.83%	$4.18
Class B	1,000.00	1,013.40	1.62	8.13	1,000.00	1,016.85	1.62	8.15
Class C	1,000.00	1,015.40	1.37	6.88	1,000.00	1,018.10	1.37	6.89
Class I	1,000.00	1,019.30	0.50	2.52	1,000.00	1,022.44	0.50	2.52
Class O	1,000.00	1,017.50	0.87	4.38	1,000.00	1,020.59	0.87	4.38
Class R	1,000.00	1,016.60	1.12	5.63	1,000.00	1,019.35	1.12	5.64
Class R6	1,000.00	1,019.80	0.48	2.42	1,000.00	1,022.54	0.48	2.42
Class W	1,000.00	1,019.00	0.58	2.92	1,000.00	1,022.04	0.58	2.92
Voya Large Cap Growth Fund
Class A	$1,000.00	$1,042.90	1.15%	$5.86	$1,000.00	$1,019.20	1.15%	$5.79
Class C	1,000.00	1,039.30	1.90	9.66	1,000.00	1,015.46	1.90	9.55
Class I	1,000.00	1,044.70	0.85	4.33	1,000.00	1,020.69	0.85	4.28
Class R	1,000.00	1,042.00	1.40	7.13	1,000.00	1,017.95	1.40	7.04
Class R6	1,000.00	1,044.80	0.80	4.08	1,000.00	1,020.94	0.80	4.03
Class W	1,000.00	1,044.40	0.90	4.59	1,000.00	1,020.44	0.90	4.53

Shareholder Expense Examples (Unaudited) (continued)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2014	Ending Account Value May 31, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2015*	Beginning Account Value December 1, 2014	Ending Account Value May 31, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2015*
Voya Small Company Fund
Class A	$1,000.00	$1,058.80	1.34%	$6.88	$1,000.00	$1,018.25	1.34%	$6.74
Class B	1,000.00	1,055.30	2.09	10.71	1,000.00	1,014.51	2.09	10.50
Class C	1,000.00	1,055.30	2.09	10.71	1,000.00	1,014.51	2.09	10.50
Class I	1,000.00	1,060.50	1.04	5.34	1,000.00	1,019.75	1.04	5.24
Class O	1,000.00	1,058.90	1.34	6.88	1,000.00	1,018.25	1.34	6.74
Class R6	1,000.00	1,060.90	0.96	4.93	1,000.00	1,020.14	0.96	4.84
Class W	1,000.00	1,060.00	1.09	5.60	1,000.00	1,019.50	1.09	5.49

*
Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors
Voya Series Fund, Inc.:
We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of Voya Corporate Leaders 100 Fund, Voya Large Cap Growth Fund, and Voya Small Company Fund, each a series of Voya Series Fund, Inc., as of May 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Voya Corporate Leaders 100 Fund, Voya Large Cap Growth Fund, and Voya Small Company Fund as of May 31, 2015, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
July 27, 2015

STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2015

	Voya Corporate Leaders 100 Fund	Voya Large Cap Growth Fund	Voya Small Company Fund
ASSETS:
Investments in securities at fair value+*	$914,100,948	$298,519,068	$539,292,787
Short-term investments at fair value**	2,897,068	5,605,000	12,953,350
Total investments at fair value	$916,998,016	$304,124,068	$552,246,137
Cash	619	123	533
Cash collateral for futures	95,375	—	—
Receivables:
Investment securities sold	—	1,122,931	2,146,936
Fund shares sold	2,336,086	459,431	716,447
Dividends	2,131,790	159,987	468,126
Prepaid expenses	41,611	46,185	38,247
Reimbursement due from manager	64,648	128,886	21,721
Other assets	45,553	910	23,827
Total assets	921,713,698	306,042,521	555,661,974
LIABILITIES:
Payable for investment securities purchased	—	774,785	2,359,027
Payable for fund shares redeemed	1,326,068	133,696	347,495
Payable upon receipt of securities loaned	—	—	1,471,350
Payable for investment management fees	373,280	207,007	427,278
Payable for distribution and shareholder service fees	174,244	4,536	16,918
Payable for directors fees	3,702	1,212	2,867
Payable to directors under the deferred compensation plan (Note 6)	45,553	910	23,827
Other accrued expenses and liabilities	265,400	111,082	247,351
Total liabilities	2,188,247	1,233,228	4,896,113
NET ASSETS	$919,525,451	$304,809,293	$550,765,861
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$731,162,364	$250,385,174	$426,607,983
Undistributed (distributions in excess of) net investment income	5,675,998	341,850	(139,503)
Accumulated net realized gain (loss)	(50,914,795)	2,274,839	41,904,349
Net unrealized appreciation	233,601,884	51,807,430	82,393,032
NET ASSETS	$919,525,451	$304,809,293	$550,765,861
+ Including securities loaned at value	$—	$—	$1,437,948
* Cost of investments in securities	$680,553,454	$246,711,638	$456,899,755
** Cost of short-term investments	$2,897,068	$5,605,000	$12,953,350
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2015 (continued)

	Voya Corporate Leaders 100 Fund	Voya Large Cap Growth Fund	Voya Small Company Fund
Class A
Net assets	$314,471,372	$6,909,743	$48,796,779
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	17,360,018	446,663	3,021,263
Net asset value and redemption price per share†	$18.11	$15.47	$16.15
Maximum offering price per share (5.75%)(1)	$19.21	$16.41	$17.14
Class B
Net assets	$1,442,806	n/a	$430,068
Shares authorized	100,000,000	n/a	100,000,000
Par value	$0.001	n/a	$0.001
Shares outstanding	79,673	n/a	30,200
Net asset value and redemption price per share†	$18.11	n/a	$14.24
Class C
Net assets	$106,970,689	$3,338,137	$6,657,583
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	5,937,154	220,356	473,364
Net asset value and redemption price per share†	$18.02	$15.15	$14.06
Class I
Net assets	$292,926,757	$225,278,120	$463,004,667
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	16,165,604	14,471,757	25,376,721
Net asset value and redemption price per share	$18.12	$15.57	$18.25
Class O
Net assets	$87,027,520	n/a	$2,303,197
Shares authorized	100,000,000	n/a	100,000,000
Par value	$0.001	n/a	$0.001
Shares outstanding	4,809,364	n/a	142,764
Net asset value and redemption price per share	$18.10	n/a	$16.13
Class R
Net assets	$45,881,733	$672,501	n/a
Shares authorized	100,000,000	100,000,000	n/a
Par value	$0.001	$0.001	n/a
Shares outstanding	2,545,175	43,585	n/a
Net asset value and redemption price per share	$18.03	$15.43	n/a
Class R6
Net assets	$4,695,744	$66,395,467	$28,148,501
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	259,029	4,261,616	1,541,465
Net asset value and redemption price per share	$18.13	$15.58	$18.26
Class W
Net assets	$66,108,830	$2,215,325	$1,425,066
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	3,645,718	142,455	78,259
Net asset value and redemption price per share	$18.13	$15.55	$18.21

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $50,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended May 31, 2015

	Voya Corporate Leaders 100 Fund	Voya Large Cap Growth Fund	Voya Small Company Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$16,386,651	$2,831,948	$6,103,721
Securities lending income, net	—	—	200,701
Total investment income	16,386,651	2,831,948	6,304,422
EXPENSES:
Investment management fees(1)	2,918,299	1,723,394	4,741,323
Distribution and shareholder service fees:
Class A	687,153	9,322	122,571
Class B	16,709	—	6,276
Class C	776,961	23,432	63,704
Class O	213,511	—	5,834
Class R	197,135	2,811	—
Transfer agent fees:
Class A	371,121	4,336	66,174
Class B	2,296	—	841
Class C	102,491	2,597	8,607
Class I	46,470	297,358	729,971
Class O	116,107	—	3,152
Class R	53,012	604	—
Class R6	1,124	444	636
Class W	37,908	2,001	1,528
Administrative service fees(1)	661,781	216,625	459,725
Shareholder reporting expense	79,893	16,644	74,825
Registration fees	116,782	85,589	90,822
Professional fees	71,584	28,624	57,934
Custody and accounting expense	115,298	32,721	81,475
Directors fees	22,215	7,275	17,202
Proxy and solicitation costs (Note 6)	—	67,760	—
Miscellaneous expense	32,219	12,301	30,654
Interest expense	796	976	254
Total expenses	6,640,865	2,534,814	6,563,508
Net waived and reimbursed fees	(770,756)	(469,512)	(378,985)
Net expenses	5,870,109	2,065,302	6,184,523
Net investment income	10,516,542	766,646	119,899
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	1,352,871	3,540,535	71,305,140
Futures	979,348	—	—
Net realized gain	2,332,219	3,540,535	71,305,140
Net change in unrealized appreciation (depreciation) on:
Investments	54,982,608	29,046,165	(8,835,344)
Futures	(148,295)	—	—
Net change in unrealized appreciation (depreciation)	54,834,313	29,046,165	(8,835,344)
Net realized and unrealized gain	57,166,532	32,586,700	62,469,796
Increase in net assets resulting from operations	$67,683,074	$33,353,346	$62,589,695
* Foreign taxes withheld	$—	$85	$—

(1)
Effective May 1, 2015, the investment management fee and administration fee were combined under a single amended and restated investment management agreement. Please see Note 4 for further information.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Corporate Leaders 100 Fund		Voya Large Cap Growth Fund
	Year Ended May 31, 2015	Year Ended May 31, 2014	Year Ended May 31, 2015	Year Ended May 31, 2014
FROM OPERATIONS:
Net investment income	$10,516,542	$6,324,623	$766,646	$400,198
Net realized gain	2,332,219	14,043,337	3,540,535	4,900,960
Net change in unrealized appreciation	54,834,313	70,023,299	29,046,165	13,507,869
Increase in net assets resulting from operations	67,683,074	90,391,259	33,353,346	18,809,027
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(2,540,754)	(2,500,869)	(797)	(3,495)
Class B	—	(6,824)	—	—
Class C	(553,073)	(285,132)	(18)	—
Class I	(3,431,205)	(1,735,026)	(515,603)	(207,453)
Class O	(766,768)	(852,423)	—	—
Class R	(300,143)	(262,265)	—	—
Class R6	(38)	—	(76,144)	(112,567)
Class W	(213,292)	(83,866)	(3,283)	(4,980)
Net realized gains:
Class A	—	—	(48,479)	(27,866)
Class C	—	—	(36,268)	(19,657)
Class I	—	—	(3,547,727)	(1,071,930)
Class R	—	—	(8,590)	(6,520)
Class R6	—	—	(488,099)	(575,814)
Class W	—	—	(26,382)	(26,402)
Total distributions	(7,805,273)	(5,726,405)	(4,751,390)	(2,056,684)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	496,737,840	141,705,062	242,543,446	76,826,754
Reinvestment of distributions	6,289,031	4,461,397	4,742,495	2,036,714
	503,026,871	146,166,459	247,285,941	78,863,468
Cost of shares redeemed	(219,786,547)	(72,111,199)	(89,768,925)	(58,450,740)
Net increase in net assets resulting from capital share transactions	283,240,324	74,055,260	157,517,016	20,412,728
Net increase in net assets	343,118,125	158,720,114	186,118,972	37,165,071
NET ASSETS:
Beginning of year or period	576,407,326	417,687,212	118,690,321	81,525,250
End of year or period	$919,525,451	$576,407,326	$304,809,293	$118,690,321
Undistributed net investment income at end of year or period	$5,675,998	$2,939,076	$341,850	$172,439

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Small Company Fund
	Year Ended May 31, 2015	Year Ended May 31, 2014
FROM OPERATIONS:
Net investment income	$119,899	$1,126,061
Net realized gain	71,305,140	48,183,627
Net change in unrealized appreciation (depreciation)	(8,835,344)	32,592,536
Increase in net assets resulting from operations	62,589,695	81,902,224
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	—
Class B	—	—
Class C	—	—
Class I	(1,980,815)	—
Class O	(156)	—
Class R6	(105,195)	—
Class W	(4,061)	—
Net realized gains:
Class A	(4,385,871)	(5,164,108)
Class B	(62,186)	(100,608)
Class C	(650,435)	(650,846)
Class I	(40,867,903)	(38,732,889)
Class O	(218,180)	(224,395)
Class R6	(1,756,522)	(1,010,769)
Class W	(97,029)	(60,451)
Total distributions	(50,128,353)	(45,944,066)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	123,520,845	143,704,366
Reinvestment of distributions	49,354,072	45,094,149
	172,874,917	188,798,515
Cost of shares redeemed	(186,743,433)	(149,182,404)
Net increase (decrease) in net assets resulting from capital share transactions	(13,868,516)	39,616,111
Net increase (decrease) in net assets	(1,407,174)	75,574,269
NET ASSETS:
Beginning of year or period	552,173,035	476,598,766
End of year or period	$550,765,861	$552,173,035
Undistributed (distributions in excess of) net investment income at end of year or period	$(139,503)	$1,103,838

See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Corporate Leaders 100 Fund
Class A
05-31-15	16.65	0.24•	1.39	1.63	0.17	—	—	0.17	—	18.11	9.80	0.93	0.83	0.83	1.37	314,471	28
05-31-14	13.99	0.19	2.64	2.83	0.17	—	—	0.17	—	16.65	20.37	0.97	0.90	0.90	1.28	248,851	14
05-31-13	10.99	0.19•	3.02	3.21	0.16	0.05	—	0.21	—	13.99	29.58	0.96	0.90	0.90	1.56	200,599	23
05-31-12	11.34	0.15•	(0.33)	(0.18)	0.17	—	—	0.17	—	10.99	(1.46)	1.85	0.90	0.90	1.43	7,431	92
05-31-11	9.15	0.19•	2.19	2.38	0.19	—	—	0.19	—	11.34	26.17	1.72	0.90†	0.90†	1.85†	8,785	33
Class B
05-31-15	16.62	0.10•	1.39	1.49	—	—	—	—	—	18.11	8.97	1.68	1.62	1.62	0.56	1,443	28
05-31-14	13.95	0.08•	2.64	2.72	0.05	—	—	0.05	—	16.62	19.55	1.72	1.65	1.65	0.53	1,976	14
05-31-13	10.94	0.08	3.04	3.12	0.06	0.05	—	0.11	—	13.95	28.71	1.71	1.65	1.65	0.79	1,989	23
05-31-12	11.28	0.08	(0.34)	(0.26)	0.08	—	—	0.08	—	10.94	(2.23)	2.60	1.65	1.65	0.70	258	92
05-31-11	9.10	0.12•	2.17	2.29	0.11	—	—	0.11	—	11.28	25.28	2.47	1.65†	1.65†	1.17†	230	33
Class C
05-31-15	16.60	0.15•	1.39	1.54	0.12	—	—	0.12	—	18.02	9.31	1.68	1.37	1.37	0.87	106,971	28
05-31-14	13.97	0.12•	2.63	2.75	0.12	—	—	0.12	—	16.60	19.78	1.72	1.40	1.40	0.79	51,134	14
05-31-13	10.98	0.12	3.03	3.15	0.11	0.05	—	0.16	—	13.97	28.94	1.71	1.40	1.40	1.05	26,086	23
05-31-12	11.36	0.07	(0.32)	(0.25)	0.13	—	—	0.13	—	10.98	(2.15)	2.60	1.65	1.65	0.71	1,346	92
05-31-11	9.10	0.12•	2.17	2.29	0.03	—	—	0.03	—	11.36	25.23	2.47	1.65†	1.65†	1.22†	681	33
Class I
05-31-15	16.65	0.30•	1.39	1.69	0.22	—	—	0.22	—	18.12	10.20	0.56	0.50	0.50	1.72	292,927	28
05-31-14	13.99	0.24•	2.64	2.88	0.22	—	—	0.22	—	16.65	20.75	0.58	0.58	0.58	1.60	152,651	14
05-31-13	10.98	0.25•	2.98	3.23	0.17	0.05	—	0.22	—	13.99	29.85	0.61	0.60	0.60	1.96	98,747	23
05-31-12	11.34	0.18	(0.33)	(0.15)	0.21	—	—	0.21	—	10.98	(1.22)	1.60	0.65	0.65	1.69	85	92
05-31-11	9.15	0.22•	2.18	2.40	0.21	—	—	0.21	—	11.34	26.47	1.43	0.61†	0.61†	2.12†	80	33
Class O
05-31-15	16.63	0.24	1.39	1.63	0.16	—	—	0.16	—	18.10	9.83	0.93	0.87	0.87	1.32	87,028	28
05-31-14	13.97	0.20	2.63	2.83	0.17	—	—	0.17	—	16.63	20.39	0.97	0.90	0.90	1.28	82,276	14
05-31-13	10.98	0.19•	3.02	3.21	0.17	0.05	—	0.22	—	13.97	29.63	0.96	0.90	0.90	1.56	70,197	23
03-23-12(4) - 05-31-12	11.70	0.04•	(0.76)	(0.72)	—	—	—	—	—	10.98	(6.15)	1.85	0.90	0.90	1.62	3	92
Class R
05-31-15	16.58	0.19•	1.39	1.58	0.13	—	—	0.13	—	18.03	9.57	1.18	1.12	1.12	1.09	45,882	28
05-31-14	13.94	0.16•	2.64	2.80	0.16	—	—	0.16	—	16.58	20.17	1.22	1.15	1.15	1.04	31,958	14
05-31-13	10.98	0.16•	3.02	3.18	0.17	0.05	—	0.22	—	13.94	29.35	1.21	1.15	1.15	1.27	17,650	23
03-23-12(4) - 05-31-12	11.70	0.04•	(0.76)	(0.72)	—	—	—	—	—	10.98	(6.15)	2.10	1.15	1.15	2.15	3	92
Class R6
10-01-14(4) - 05-31-15	17.02	0.33•	1.00	1.33	0.22	—	—	0.22	—	18.13	7.85	0.66	0.48	0.48	1.86	4,696	28
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Corporate Leaders 100 Fund (continued)
Class W
05-31-15	16.67	0.31•	1.36	1.67	0.21	—	—	0.21	—	18.13	10.09	0.68	0.58	0.58	1.74	66,109	28
05-31-14	14.02	0.24•	2.63	2.87	0.22	—	—	0.22	—	16.67	20.58	0.72	0.65	0.65	1.53	7,561	14
05-31-13	11.01	0.21•	3.03	3.24	0.18	0.05	—	0.23	—	14.02	29.82	0.71	0.65	0.65	1.69	2,420	23
05-31-12	11.36	0.18•	(0.32)	(0.14)	0.21	—	—	0.21	—	11.01	(1.14)	1.60	0.65	0.65	1.67	1,840	92
05-31-11	9.17	0.21•	2.19	2.40	0.21	—	—	0.21	—	11.36	26.40	1.47	0.65†	0.65†	2.08†	2,167	33
Voya Large Cap Growth Fund
Class A
05-31-15	13.73	0.00*•	1.97	1.97	0.00*	0.23	—	0.23	—	15.47	14.47	1.26	1.15	1.15	0.03	6,910	81
05-31-14	11.61	0.00*	2.35	2.35	0.03	0.20	—	0.23	—	13.73	20.40	1.23	1.09	1.09	0.11	2,090	75
05-31-13	9.60	0.03	2.04	2.07	0.06	—	—	0.06	—	11.61	21.59	1.51	1.16	1.16	0.26	665	117
03-01-12(4) - 05-31-12	10.00	0.01	(0.41)	(0.40)	—	—	—	—	—	9.60	(4.00)	1.53	1.15	1.15	0.32	29	22
Class C
05-31-15	13.54	(0.10)•	1.94	1.84	—	0.23	—	0.23	—	15.15	13.68	2.01	1.90	1.90	(0.69)	3,338	81
05-31-14	11.52	(0.07)	2.29	2.22	—	0.20	—	0.20	—	13.54	19.45	1.98	1.84	1.84	(0.63)	1,614	75
05-31-13	9.58	(0.06)•	2.04	1.98	0.04	—	—	0.04	—	11.52	20.70	2.26	1.91	1.91	(0.58)	694	117
03-01-12(4) - 05-31-12	10.00	(0.00)*	(0.42)	(0.42)	—	—	—	—	—	9.58	(4.20)	2.28	1.90	1.90	(0.26)	10	22
Class I
05-31-15	13.79	0.05•	1.99	2.04	0.03	0.23	—	0.26	—	15.57	14.92	1.07	0.85	0.85	0.31	225,278	81
05-31-14	11.65	0.06	2.32	2.38	0.04	0.20	—	0.24	—	13.79	20.63	0.94	0.80	0.80	0.41	67,359	75
05-31-13	9.61	0.06•	2.05	2.11	0.07	—	—	0.07	—	11.65	22.01	1.13	0.86	0.86	0.53	78,950	117
03-01-12(4) - 05-31-12	10.00	0.01	(0.40)	(0.39)	—	—	—	—	—	9.61	(3.90)	1.23	0.85	0.85	0.65	36,417	22
Class R
05-31-15	13.72	(0.03)	1.97	1.94	—	0.23	—	0.23	—	15.43	14.23	1.51	1.40	1.40	(0.19)	673	81
05-31-14	11.61	(0.02)	2.33	2.31	—	0.20	—	0.20	—	13.72	20.07	1.48	1.34	1.34	(0.13)	500	75
05-31-13	9.60	0.00*	2.04	2.04	0.03	—	—	0.03	—	11.61	21.31	1.76	1.41	1.41	0.07	269	117
03-01-12(4) - 05-31-12	10.00	0.01	(0.41)	(0.40)	—	—	—	—	—	9.60	(4.00)	1.78	1.40	1.40	0.49	69	22
Class R6
05-31-15	13.80	0.06	1.99	2.05	0.04	0.23	—	0.27	—	15.58	14.93	0.91	0.80	0.80	0.40	66,395	81
05-31-14	11.65	0.05•	2.34	2.39	0.04	0.20	—	0.24	—	13.80	20.73	0.94	0.80	0.80	0.42	46,292	75
05-31-13(4) - 05-31-13	11.65	0.00*	—	0.00*	—	—	—	—	—	11.65	0.00	1.08	0.81	0.81	0.58	3	117
Class W
05-31-15	13.78	0.05•	1.98	2.03	0.03	0.23	—	0.26	—	15.55	14.82	1.01	0.90	0.90	0.32	2,215	81
05-31-14	11.64	0.03	2.35	2.38	0.04	0.20	—	0.24	—	13.78	20.64	0.98	0.84	0.84	0.35	836	75
05-31-13	9.61	0.05	2.04	2.09	0.06	—	—	0.06	—	11.64	21.86	1.26	0.91	0.91	0.62	944	117
03-01-12(4) - 05-31-12	10.00	0.01	(0.40)	(0.39)	—	—	—	—	—	9.61	(3.90)	1.28	0.90	0.90	0.54	3	22
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Small Company Fund
Class A
05-31-15	16.01	(0.04)	1.72	1.68	—	1.54	—	1.54	—	16.15	11.10	1.35	1.34	1.34	(0.24)	48,797	34
05-31-14	15.08	(0.01)	2.55	2.54	—	1.61	—	1.61	—	16.01	17.12	1.35	1.35	1.35	(0.05)	51,543	34
05-31-13	13.04	0.01	3.16	3.17	—	1.13	—	1.13	—	15.08	25.86	1.41	1.41	1.41	0.08	51,827	55
05-31-12	14.65	(0.03)	(0.87)	(0.90)	—	0.71	—	0.71	—	13.04	(5.80)	1.48	1.48	1.48	(0.18)	56,759	60
05-31-11	11.70	(0.03)	2.98	2.95	—	—	—	—	—	14.65	25.21	1.47	1.47†	1.47†	(0.20)†	87,730	68
Class B
05-31-15	14.39	(0.14)•	1.53	1.39	—	1.54	—	1.54	—	14.24	10.30	2.10	2.09	2.09	(0.99)	430	34
05-31-14	13.79	(0.12)•	2.33	2.21	—	1.61	—	1.61	—	14.39	16.29	2.10	2.10	2.10	(0.81)	830	34
05-31-13	12.10	(0.09)•	2.91	2.82	—	1.13	—	1.13	—	13.79	24.93	2.16	2.16	2.16	(0.68)	1,032	55
05-31-12	13.76	(0.14)	(0.81)	(0.95)	—	0.71	—	0.71	—	12.10	(6.55)	2.23	2.23	2.23	(0.93)	1,255	60
05-31-11	11.07	(0.11)•	2.80	2.69	—	—	—	—	—	13.76	24.30	2.22	2.22†	2.22†	(0.93)†	2,071	68
Class C
05-31-15	14.23	(0.13)	1.50	1.37	—	1.54	—	1.54	—	14.06	10.27	2.10	2.09	2.09	(0.99)	6,658	34
05-31-14	13.66	(0.11)	2.29	2.18	—	1.61	—	1.61	—	14.23	16.23	2.10	2.10	2.10	(0.80)	6,452	34
05-31-13	11.99	(0.09)	2.89	2.80	—	1.13	—	1.13	—	13.66	25.01	2.16	2.16	2.16	(0.67)	5,607	55
05-31-12	13.64	(0.12)	(0.82)	(0.94)	—	0.71	—	0.71	—	11.99	(6.54)	2.23	2.23	2.23	(0.93)	5,119	60
05-31-11	10.98	(0.11)•	2.77	2.66	—	—	—	—	—	13.64	24.23	2.22	2.22†	2.22†	(0.95)†	7,128	68
Class I
05-31-15	17.91	0.01	1.94	1.95	0.07	1.54	—	1.61	—	18.25	11.50	1.12	1.04	1.04	0.06	463,005	34
05-31-14	16.66	0.04	2.82	2.86	—	1.61	—	1.61	—	17.91	17.43	1.14	1.04	1.04	0.26	475,469	34
05-31-13	14.29	0.07	3.49	3.56	0.05	1.14	—	1.19	—	16.66	26.40	1.16	1.04	1.04	0.45	415,044	55
05-31-12	15.95	0.04	(0.96)	(0.92)	0.03	0.71	—	0.74	—	14.29	(5.42)	1.19	1.04	1.04	0.25	278,353	60
05-31-11	12.69	0.02	3.24	3.26	—	—	—	—	—	15.95	25.69	1.19	1.07†	1.07†	0.19†	280,576	68
Class O
05-31-15	15.99	(0.04)	1.72	1.68	0.00*	1.54	—	1.54	—	16.13	11.12	1.35	1.34	1.34	(0.24)	2,303	34
05-31-14	15.07	(0.01)	2.54	2.53	—	1.61	—	1.61	—	15.99	17.07	1.35	1.35	1.35	(0.05)	2,308	34
05-31-13	13.03	0.01	3.16	3.17	—	1.13	—	1.13	—	15.07	25.88	1.41	1.41	1.41	0.08	2,095	55
05-31-12	14.64	(0.03)	(0.87)	(0.90)	—	0.71	—	0.71	—	13.03	(5.80)	1.48	1.48	1.48	(0.20)	1,844	60
05-31-11	11.69	(0.02)	2.97	2.95	—	—	—	—	—	14.64	25.24	1.47	1.47†	1.47†	(0.21)†	2,446	68
Class R6
05-31-15	17.93	0.03	1.93	1.96	0.09	1.54	—	1.63	—	18.26	11.53	0.97	0.96	0.96	0.13	28,149	34
05-31-14	16.66	0.05	2.83	2.88	—	1.61	—	1.61	—	17.93	17.56	0.99	0.99	0.99	0.33	14,579	34
05-31-13(4) - 05-31-13	16.66	0.00*	0.00*	0.00*	—	—	—	—	—	16.66	0.00	1.04	1.04	1.04	0.51	3	55
Class W
05-31-15	17.88	0.00*	1.93	1.93	0.06	1.54	—	1.60	—	18.21	11.40	1.10	1.09	1.09	0.01	1,425	34
05-31-14	16.64	0.03	2.82	2.85	—	1.61	—	1.61	—	17.88	17.39	1.10	1.10	1.10	0.17	991	34
05-31-13	14.26	0.05	3.48	3.53	0.01	1.14	—	1.15	—	16.64	26.24	1.16	1.16	1.16	0.33	992	55
05-31-12	15.93	0.01	(0.96)	(0.95)	0.01	0.71	—	0.72	—	14.26	(5.62)	1.23	1.23	1.23	0.05	1,287	60
05-31-11	12.69	0.00*	3.24	3.24	—	—	—	—	—	15.93	25.53	1.22	1.22†	1.22†	0.01†	1,698	68
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†
Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of May 31, 2015

NOTE 1 — ORGANIZATION
Voya Series Fund, Inc. (the “Company”) is a company incorporated under the laws of Maryland on June 17, 1991 and registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. There are seven separate active investment series which comprise the Company. The three series (each, a “Fund” and collectively, the “Funds”) included in this report are: Voya Corporate Leaders 100 Fund (“Corporate Leaders 100”), Voya Large Cap Growth Fund (“Large Cap Growth”), and Voya Small Company Fund (“Small Company”), each a diversified series of the Company.
Each Fund offers at least six or more of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class R, Class R6, and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution, and shareholder servicing fees, if applicable.
Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investments oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Voya Investments has engaged Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a
Delaware limited liability company, to serve as the Sub-Adviser to Funds. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. The net asset value (“NAV”) per share for each class of each Fund is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) each day on which the NYSE is open for trading. The Funds are open for business every day the NYSE is open. Fund shares will not be priced on days when the NYSE is closed. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the normal trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the mean of the closing bid and ask price on that day. Bank loans are valued at the average of the averages between the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, a Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Board of Directors (“Board”). Such procedures

NOTES TO FINANCIAL STATEMENTS as of May 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

provide, for example, that: (a) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (b) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (c) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (d) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (e) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (f) Forward foreign currency contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (g) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which a Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and the close of the NYSE. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine a Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in a Fund.
Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the Sub-Adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Fund’s investments under these levels of classification is included following the Summary Portfolio of Investments.
The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Funds’ Investment Adviser. Prior to May 1, 2015, the Pricing Committee was established by the Funds’ administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or Sub-Adviser, when determining the fair value of the security. In the event that a security or

NOTES TO FINANCIAL STATEMENTS as of May 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Fund uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured a Fund can obtain the fair value assigned to a security if it were to sell the security.
To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.
For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented when a Fund has a significant amount of Level 3 investments.
For the year ended May 31, 2015, there have been no significant changes to the fair valuation methodologies.
B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)
Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.
D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly, and

NOTES TO FINANCIAL STATEMENTS as of May 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.
Market Risk Factors. In pursuit of its investment objectives, a Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the U.S dollar appreciates against the currency, while the U.S. dollar value will increase as the U.S dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.
Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that a Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.
E. Foreign Currency Transactions and Futures Contracts. For the purposes of hedging only, each Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Funds may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Funds’ assets are valued.
Upon entering into a futures contract, the Funds are required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made

NOTES TO FINANCIAL STATEMENTS as of May 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Fund’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Summary Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Funds’ Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Funds’ Statements of Operations. Realized gains (losses) are reported in the Funds’ Statements of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended May 31, 2015, Corporate Leaders 100 purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Funds are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Funds’ securities. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended May 31, 2015, Corporate Leaders 100 had an average notional value on futures contracts purchased of  $5,909,718. Please refer to the table following the Summary Portfolio of Investments for open futures contracts for Corporate Leaders 100 at May 31, 2015.
F. Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. The Funds declare and pay dividends annually. Each Fund distributes capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.
G. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.
H. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I. Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Fund has the right to use collateral to offset losses incurred. There would be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral. Each Fund bears the risk of loss with respect to the investment of collateral with the following exception: The Bank of New York Mellon (“BNY”) provides each Fund indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.
J. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the

NOTES TO FINANCIAL STATEMENTS as of May 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
K. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended May 31, 2015, the cost of purchases and proceeds from the sales of securities, excluding short-term and U.S. government securities, were as follows:
	Purchases	Sales
Corporate Leaders 100	$492,719,422	$203,801,514
Large Cap Growth	340,238,260	192,040,653
Small Company	191,466,131	247,894,862
NOTE 4 — INVESTMENT MANAGEMENT FEES
Prior to May 1, 2015, the Funds had entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Management Agreement compensated the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates. Amounts paid to the Investment Adviser through April 30, 2015 are reflected as investment management fees on the accompanying Statements of Operations.
Fund	As a Percentage of Average Daily Net Assets
Corporate Leaders 100	0.400% on the first $500 million; 0.350% on the next $500 million; and 0.300% in excess of $1 billion
Large Cap Growth	0.700% on all assets
Small Company	0.850% on the first $250 million; 0.800% on the next $250 million; 0.775% on the next $250 million; 0.750% on the next $1.25 billion; and 0.725% in excess of $2 billion
Also, prior to May 1, 2015, the Funds had entered into an administrative agreement (“Administrative Agreement”) with Voya Funds Services, LLC (the “Administrator”), a Delaware limited liability company. The Administrator provided certain administrative and shareholder services necessary for Fund operations and was responsible for the supervision of other service providers. For Corporate Leaders 100 and Large Cap Growth, the Administrator was entitled to receive a fee at an annual rate of 0.10% of each Fund’s average daily net assets. Effective January 1, 2015, the Administrator was entitled to receive from Small Company a fee at an annual rate of 0.10% of its average daily net assets. The Administrator was contractually obligated to waive 0.02% of the administrative fee for Small Company for at least two years from the effective date of January 1, 2015. This waiver was not eligible for recoupment. Prior to January 1, 2015, the Administrator received from Small Company a fee at an annual rate of 0.08% of its average daily net assets. Amounts paid to the Administrator through April 30, 2015 are reflected as administrative service fees on the accompanying Statements of Operations.
Effective May 1, 2015, the terms of the Funds’ Management Agreement and Administrative Agreement were combined under a single Amended and Restated Investment Management Agreement with a single management fee. The single management fee rate under the Funds’ Amended and Restated Investment Management Agreement does not exceed the former combined investment management and administrative services fee rates for the Funds and there is no change to the investment management or administrative services provided.
The Amended and Restated Investment Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates. Single management fee amounts paid to the Investment Adviser from May 1, 2015 through May 31, 2015 are reflected as investment management fees on the accompanying Statements of Operations.
Fund	As a Percentage of Average Daily Net Assets
Corporate Leaders 100	0.500% on the first $500 million; 0.450% on the next $500 million; and 0.400% in excess of $1 billion
Large Cap Growth	0.800% on all assets
Small Company(1)	0.950% on the first $250 million; 0.900% on the next $250 million; 0.875% on the next $250 million; 0.850% on the next $1.25 billion; and 0.825% in excess of $2 billion

(1)
Effective May 1, 2015, the Investment Adviser is contractually obligated to waive 0.02% of the management fee for Small Company through January 1, 2017. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Fund.

NOTES TO FINANCIAL STATEMENTS as of May 31, 2015 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages each Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Funds (except as noted below) has a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is compensated by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares, with the exception of Class I, Class R6, and Class W, of the Funds pays the Distributor Distribution Fees and/or Service Fees based on average daily net assets at the following rates:
	Class A	Class B	Class C	Class O	Class R
Corporate Leaders 100	0.25%	1.00%	1.00%(1)	0.25%	0.50%
Large Cap Growth	0.25%	N/A	1.00%	N/A	0.50%
Small Company	0.25%	1.00%	1.00%	0.25%	N/A

(1)
The Distributor has agreed to waive 0.25% of the distribution fee through October 1, 2015. Termination or modification of this contractual waiver requires approval by the Board.

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Funds, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, and Class C shares. For the year ended May 31, 2015, the Distributor retained the following amounts in sales charges:
	Class A	Class C
Initial Sales Charges:
Corporate Leaders 100	$155,744	$—
Large Cap Growth	7,320	—
Small Company	3,178	—
Contingent Deferred Sales Charges:
Corporate Leaders 100	$3,588	$1,723
Large Cap Growth	—	156
Small Company	—	40

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
For the year ended, May 31, 2015, Large Cap Growth incurred $67,760 of proxy and solicitation costs associated with obtaining shareholder approval relating to the proposed merger with and into Voya Growth Opportunities Fund, which is not included in this report. The Investment Adviser reimbursed the Fund for these costs.
At May 31, 2015, the following direct or indirect, wholly-owned subsidiary of Voya Financial Inc. or affiliated investment company owned more than 5% of the following Funds:
Subsidiary/Affiliated Investment Company	Fund	Percentage
Voya Capital Allocation Fund	Large Cap Growth	6.59%
Voya Global Target Payment Fund	Large Cap Growth	14.00
Voya Institutional Trust Company	Corporate Leaders 100	6.25
	Small Company	6.20
Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates to include companies that are under common control. Therefore, if certain Funds have a common owner that owns over 25% of the outstanding securities of the Funds, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.
The Investment Adviser may direct the Funds’ portfolio managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate the Funds’ equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amount credited to the Fund is reflected as brokerage commission recapture on the accompanying Statements of Operations.
The Funds have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors, as described in the Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the director under the Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of  “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of directors’

NOTES TO FINANCIAL STATEMENTS as of May 31, 2015 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

fees under the Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.
NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES
At May 31, 2015, the following Fund had the following payable included in Other Accrued Expenses and Liabilities of the Statements of Assets and Liabilities that exceeded 5% of total liabilities:
Fund	Accrued Expenses	Amount
Corporate Leaders 100	Transfer Agent	$147,153
NOTE 8 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:
	Class A	Class B	Class C	Class I	Class O	Class R	Class R6	Class W
Corporate Leaders 100	0.90%	1.65%	1.45%	0.65%	0.90%	1.15%	0.65%	0.65%
Large Cap Growth	1.15%	N/A	1.90%	0.90%	N/A	1.40%	0.80%	0.90%
Small Company	1.50%	2.25%	2.25%	1.25%	1.50%	N/A	1.04%	1.25%
Pursuant to side letter agreements, through October 1, 2015, except for Small Company, which is through October 1, 2016, the Investment Adviser has further lowered the expense limits for the following Funds. If the Investment Adviser elects not to renew a side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that these side letter agreements will continue. Each side letter agreement will renew if the Investment Adviser elects to renew it. Termination or modification of these obligations requires approval by the Board.
	Class A	Class B	Class C	Class I	Class O	Class R	Class R6	Class W
Corporate Leaders 100(1)	0.81%	1.65%	1.45%	0.49%	0.90%	1.15%	0.48%	0.56%
Large Cap Growth	1.15%	N/A	1.90%	0.85%	N/A	1.40%	0.80%	0.90%
Small Company(2)(3)	1.35%	2.10%	2.10%	1.04%	1.35%	N/A	1.04%	1.10%

(1)
Effective August 1, 2014, the side letter agreement was implemented.

(2)
Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

(3)
Prior to January 1, 2015, the side letter agreement expense limits for Small Company were 1.50%, 2.25%, 2.25%, 1.04%, 1.50%, 1.04% and 1.25% for Class A, Class B, Class C, Class I, Class O, Class R6 and Class W, respectively.

The Investment Adviser may at a later date recoup from a Fund for management and/or class specific fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.
As of May 31, 2015, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:
	May 31,
	2016	2017	2018	Total
Corporate Leaders 100	$74,645	$—	$371,281	$445,926
Large Cap Growth	139,442	144,094	278,417	561,953
Small Company	1,323	—	—	1,323
In addition to the above waived or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of May 31, 2015, are as follows:
	May 31,
	2016	2017	2018	Total
Corporate Leaders 100
Class A	83,395	146,250	149,469	379,114
Class B	897	1,302	194	2,393
Class C	10,534	23,740	5,453	39,727
Class I	—	—	24,361	24,361
Class O	28,594	49,916	8,469	86,979
Class R	5,769	16,521	3,383	25,673
Class R6	—	—	1,142	1,142
Class W	949	3,697	12,764	17,410
Large Cap Growth
Class A	353	—	—	353
Class C	397	—	—	397
Class I	—	—	191,095	191,095
Class R	245	—	—	245
Class W	440	—	—	440
Small Company
Class I	407,776	437,130	204,982	1,049,888
Each Expense Limitation Agreement is contractual through October 1, 2015 and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.

NOTES TO FINANCIAL STATEMENTS as of May 31, 2015 (continued)

NOTE 9 — LINE OF CREDIT
Each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with BNY for an aggregate amount of $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 22, 2015, the funds to which the Credit Agreement is available paid a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Funds utilized the line of credit during the year ended May 31, 2015:
Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Corporate Leaders 100	13	$1,913,385	1.12%
Large Cap Growth	10	670,300	1.13
Small Company	1	895,000	1.13

NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Corporate Leaders 100
Class A
5/31/2015	4,930,358	—	128,121	(2,641,462)	2,417,017	87,039,513	—	2,225,359	(46,317,202)	42,947,670
5/31/2014	2,483,893	—	142,839	(2,021,107)	605,625	38,334,721	—	2,178,297	(31,044,632)	9,468,386
Class B
5/31/2015	423	—	—	(39,610)	(39,187)	7,399	—	—	(688,151)	(680,752)
5/31/2014	5,066	—	433	(29,182)	(23,683)	77,210	—	6,621	(438,908)	(355,077)
Class C
5/31/2015	3,309,528	—	20,588	(472,602)	2,857,514	57,931,194	—	356,574	(8,269,904)	50,017,864
5/31/2014	1,440,224	—	14,032	(242,475)	1,211,781	22,253,280	—	213,846	(3,678,249)	18,788,877
Class I
5/31/2015	14,742,568	—	182,859	(7,925,747)	6,999,680	259,984,954	—	3,172,607	(141,130,783)	122,026,778
5/31/2014	3,607,896	—	110,767	(1,610,459)	2,108,204	55,875,836	—	1,686,992	(24,432,022)	33,130,806
Class O
5/31/2015	432,295	—	1,767	(570,820)	(136,758)	7,572,160	—	30,683	(9,994,286)	(2,391,443)
5/31/2014	481,574	—	2,304	(562,007)	(78,129)	7,387,568	—	35,089	(8,566,208)	(1,143,551)
Class R
5/31/2015	848,560	—	16,904	(247,482)	617,982	14,812,794	—	292,610	(4,351,408)	10,753,996
5/31/2014	778,044	—	16,932	(133,904)	661,072	11,761,595	—	257,376	(2,052,462)	9,966,509
Class R6
10/1/2014(1) - 5/31/2015	265,935	—	2	(6,908)	259,029	4,743,843	—	38	(124,717)	4,619,164
Class W
5/31/2015	3,676,966	—	12,156	(496,921)	3,192,201	64,645,983	—	211,160	(8,910,096)	55,947,047
5/31/2014	395,308	—	5,454	(119,851)	280,911	6,014,852	—	83,176	(1,898,718)	4,199,310
Large Cap Growth
Class A
5/31/2015	355,745	—	3,431	(64,793)	294,383	5,316,801	—	49,275	(947,273)	4,418,803
5/31/2014	163,883	—	2,464	(71,338)	95,009	2,094,126	—	31,243	(926,949)	1,198,420
Class C
5/31/2015	116,319	—	1,954	(17,148)	101,125	1,693,424	—	27,567	(247,195)	1,473,796
5/31/2014	70,754	—	1,566	(13,381)	58,939	900,416	—	19,657	(172,433)	747,640
Class I
5/31/2015	13,361,956	—	281,589	(4,055,927)	9,587,618	193,041,546	—	4,063,330	(60,546,936)	136,557,940
5/31/2014	1,852,413	—	99,108	(3,846,036)	(1,894,515)	23,556,680	—	1,261,647	(47,166,397)	(22,348,070)

NOTES TO FINANCIAL STATEMENTS as of May 31, 2015 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Large Cap Growth (continued)
Class R
5/31/2015	19,283	—	587	(12,716)	7,154	283,381	—	8,415	(184,510)	107,286
5/31/2014	19,859	—	514	(7,084)	13,289	245,189	—	6,520	(89,081)	162,628
Class R6
5/31/2015	2,697,868	—	39,075	(1,830,176)	906,767	40,318,956	—	564,243	(27,060,758)	13,822,441
5/31/2014	4,015,474	—	54,075	(714,957)	3,354,592	49,200,483	—	688,381	(8,901,917)	40,986,947
Class W
5/31/2015	131,327	—	2,057	(51,576)	81,808	1,889,338	—	29,665	(782,253)	1,136,750
5/31/2014	69,128	—	2,301	(91,913)	(20,484)	829,860	—	29,266	(1,193,963)	(334,837)
Small Company
Class A
5/31/2015	236,768	—	278,096	(713,335)	(198,471)	3,791,837	—	4,227,055	(11,469,615)	(3,450,723)
5/31/2014	306,113	—	317,475	(840,920)	(217,332)	4,965,414	—	4,952,609	(13,542,121)	(3,624,098)
Class B
5/31/2015	504	—	3,960	(31,923)	(27,459)	6,782	—	53,264	(457,253)	(397,207)
5/31/2014	764	—	6,244	(24,171)	(17,163)	10,748	—	87,858	(352,992)	(254,386)
Class C
5/31/2015	54,006	—	44,454	(78,573)	19,887	757,221	—	590,351	(1,102,947)	244,625
5/31/2014	76,611	—	42,647	(76,342)	42,916	1,118,977	—	593,218	(1,101,177)	611,018
Class I
5/31/2015	5,362,517	—	2,479,335	(9,005,961)	(1,164,109)	96,771,772	—	42,520,595	(162,735,691)	(23,443,324)
5/31/2014	6,800,764	—	2,202,481	(7,378,144)	1,625,101	122,014,472	—	38,389,243	(131,346,041)	29,057,674
Class O
5/31/2015	26,035	—	—	(27,609)	(1,574)	408,897	—	—	(441,912)	(33,015)
5/31/2014	28,437	—	—	(23,121)	5,316	451,275	—	—	(372,167)	79,108
Class R6
5/31/2015	1,171,612	—	108,492	(551,717)	728,387	21,151,124	—	1,861,717	(10,212,308)	12,800,533
5/31/2014	859,649	—	57,957	(104,709)	812,897	14,691,796	—	1,010,769	(1,855,244)	13,847,321
Class W
5/31/2015	35,054	—	5,905	(18,129)	22,830	633,212	—	101,090	(323,707)	410,595
5/31/2014	25,437	—	3,472	(33,088)	(4,179)	451,684	—	60,452	(612,662)	(100,526)

(1)
Commencement of operations.

NOTE 11 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.
The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.
Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

NOTES TO FINANCIAL STATEMENTS as of May 31, 2015 (continued)

NOTE 11 — SECURITIES LENDING (continued)

The following table represents a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of May 31, 2015:
Small Company
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
RBC Capital Markets, LLC	7,836	(7,836)	—
RBC Dominion Securities Inc	216,216	(216,216)	—
Small Company
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Scotia Capital (USA) INC	1,213,896	(1,213,896)	—
Total	$1,437,948	$(1,437,948)	$—

(1)
Collateral with a fair value of  $1,471,350 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of May 31, 2015:
	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Corporate Leaders 100	$25,653	$(25,653)
Large Cap Growth	(1,390)	1,390
Small Company	726,987	(726,987)
Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended May 31, 2015		Year Ended May 31, 2014
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Corporate Leaders 100	$7,805,273	$—	$5,726,405	$—
Large Cap Growth	1,550,697	3,200,693	1,722,223	334,461
Small Company	9,159,424	40,968,929	15,943,498	30,000,568
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2015 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

NOTES TO FINANCIAL STATEMENTS as of May 31, 2015 (continued)

NOTE 12 — FEDERAL INCOME TAXES (continued)

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Late Year Ordinary Losses Deferred	Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards	Expiration
Corporate Leaders 100	$5,718,979	$—	$—	$225,638,607	$(42,951,518)*	2017
Large Cap Growth	342,781	3,509,420	—	50,572,849	—	—
Small Company	4,866,559	40,007,652	(115,238)	81,615,420	(730,750)	2016
					(730,750)	2017
					(730,750)	2018
					$(2,192,250)*

*
Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

The Funds’ major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2010.
As of May 31, 2015, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.
NOTE 13 — CONCENTRATION OF INVESTMENT RISK
All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Funds and their corresponding risks, see the Funds’ most recent Prospectus and/or the Statement of Additional Information.
Foreign Investments and/or Developing and Emerging Markets (All Funds except Corporate Leaders 100). Investing in foreign (non-U.S.) securities may result in the Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.
Investment by Funds-of-Funds (Large Cap Growth). As an underlying fund (“Underlying Fund”) of a fund-of-fund, shares of the Underlying Fund may be purchased by other investment companies. In some cases, an Underlying Fund may experience large inflows or redemptions due to allocations or rebalancing. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by each Underlying Fund and will attempt to minimize any adverse effects on the Underlying Funds and the Fund as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.
NOTE 14 — RESTRUCTURING PLAN
Prior to May 2013, Voya Financial, Inc. was a wholly-owned subsidiary of ING Groep N.V. (“ING Groep”). In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc. (formerly, ING U.S., Inc.), before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep

NOTES TO FINANCIAL STATEMENTS as of May 31, 2015 (continued)

NOTE 14 — RESTRUCTURING PLAN (continued)

additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep was required to divest at least 25% of Voya Financial, Inc. by the end of 2013 and more than 50% by the end of 2014, and was required to divest its remaining interest by the end of 2016 (such divestment, the “Separation Plan”).
In May 2013, Voya Financial, Inc. conducted an initial public offering of its common stock (the “IPO”). In October 2013, March 2014, and September 2014, ING Groep divested additional shares in several secondary offerings of common stock of Voya Financial, Inc. and concurrent share repurchases by Voya Financial, Inc. These transactions reduced ING Groep’s ownership interest in Voya Financial, Inc. to 32%. Voya Financial, Inc. did not receive any proceeds from these offerings.
In November 2014, through an additional secondary offering and the concurrent repurchase of shares by Voya Financial, Inc., ING Groep further reduced its interest in Voya Financial, Inc. below 25% to approximately 19% (the “November 2014 Offering”). The November 2014 Offering was deemed by the Investment Adviser to be a change of control (the “Change of Control”), which resulted in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Investment Adviser and sub-adviser provide services to the Funds. In anticipation of this termination, and in order to ensure that the existing investment advisory and sub-advisory services could continue uninterrupted, in 2013 the Board approved new advisory and sub-advisory agreements for the Funds, as applicable, in connection with the IPO. In addition, in 2013, shareholders of each Fund approved new investment advisory and affiliated sub-advisory agreements prompted by the IPO, as well as any future advisory and affiliated sub-advisory agreements prompted by the Separation Plan that are approved by the Board and that have terms not materially different from the current agreements. This meant that shareholders would not have another opportunity to vote on a new agreement with the Investment Adviser or the current affiliated sub-adviser even upon a change of control prompted by the Separation
Plan, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.
On November 18, 2014, in response to the Change of Control, the Board, at an in-person meeting, approved new investment advisory and sub-advisory agreements. At that meeting, the Investment Adviser represented that the new investment advisory and affiliated sub-advisory agreements approved by the Board were not materially different from the agreements approved by shareholders in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Funds will not be asked to vote again on the new agreements with the Investment Adviser and affiliated sub-adviser.
In March 2015, ING Groep divested the remainder of its interest in Voya Financial, Inc. through a secondary offering of Voya Financial, Inc.’s common stock of and a concurrent share repurchase by Voya Financial, Inc. Voya Financial, Inc. did not receive any proceeds from these transactions.
NOTE 15 — SUBSEQUENT EVENTS
Reorganization: On March 12, 2015, the Board approved a proposal to reorganize Large Cap Growth (the “Disappearing Fund”), with and into Voya Growth Opportunities Fund, which is not included in this report (the “Reorganization”). The proposed Reorganization is subject to approval by shareholders of the Disappearing Fund at a shareholder meeting scheduled to be held on or about September 22, 2015. If shareholder approval is obtained, it is expected that the Reorganization will take place on or about October 23, 2015.
The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Corporate Leaders 100 Fund	as of May 31, 2015

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.4%
	Consumer Discretionary: 12.8%
24,122 @	Amazon.com, Inc.	$10,353,886	1.1
159,579	Comcast Corp. - Class A	9,328,988	1.0
78,811	Home Depot, Inc.	8,781,122	1.0
92,298	McDonald’s Corp.	8,854,147	1.0
89,545	Nike, Inc.	9,104,040	1.0
188,242	Starbucks Corp.	9,781,054	1.1
105,907	Time Warner, Inc.	8,947,023	1.0
263,681	Twenty-First Century Fox, Inc. - Class A	8,859,682	1.0
85,131	Walt Disney Co.	9,395,909	1.0
1,029,515	Other Securities	34,279,545	3.6
		117,685,396	12.8
	Consumer Staples: 10.8%
178,779	Altria Group, Inc.	9,153,485	1.0
223,000	Coca-Cola Co.	9,134,080	1.0
87,007	CVS Caremark Corp.	8,907,776	1.0
247,499	Mondelez International, Inc.	10,293,483	1.1
93,598	PepsiCo, Inc.	9,025,655	1.0
117,538	Philip Morris International, Inc.	9,763,882	1.1
105,057	Walgreens Boots Alliance, Inc.	9,018,093	1.0
408,346	Other Securities	33,853,489	3.6
		99,149,943	10.8
	Energy: 9.0%
107,738	Anadarko Petroleum Corp.	9,007,974	1.0
141,155	ConocoPhillips	8,988,750	1.0
148,803	Devon Energy Corp.	9,704,932	1.1
105,498	ExxonMobil Corp.	8,988,430	1.0
206,155	Halliburton Co.	9,359,437	1.0
122,113	Occidental Petroleum Corp.	9,548,015	1.0
106,935	Schlumberger Ltd.	9,706,490	1.1
299,242	Other Securities	17,613,822	1.8
		82,917,850	9.0
	Financials: 15.2%
165,212	American International Group, Inc.	9,683,075	1.1
115,747	American Express Co.	9,227,351	1.0
582,062	Bank of America Corp.	9,604,023	1.0
224,218	Bank of New York Mellon Corp.	9,722,093	1.1
61,886	Berkshire Hathaway, Inc. - Class B	8,849,698	1.0
114,064	Capital One Financial Corp.	9,531,188	1.0
174,937	Citigroup, Inc.	9,460,593	1.0
47,297	Goldman Sachs Group, Inc.	9,752,168	1.1
148,193	JPMorgan Chase & Co.	9,748,136	1.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials (continued)
177,375	Metlife, Inc.	$9,269,618	1.0
248,796	Morgan Stanley	9,504,007	1.0
206,299	US Bancorp	8,893,550	1.0
164,939	Wells Fargo & Co.	9,229,986	1.0
173,194	Other Securities	16,892,041	1.8
		139,367,527	15.2
	Health Care: 14.9%
191,880	Abbott Laboratories	9,325,368	1.0
155,115	AbbVie, Inc.	10,329,108	1.1
29,646 @	Actavis PLC	9,095,689	1.0
137,376	Bristol-Myers Squibb Co.	8,874,489	1.0
122,294	Eli Lilly & Co.	9,648,997	1.1
89,720	Gilead Sciences, Inc.	10,072,864	1.1
88,962	Johnson & Johnson	8,908,655	1.0
115,198	Medtronic PLC	8,791,911	1.0
154,847	Merck & Co., Inc.	9,428,634	1.0
258,105	Pfizer, Inc.	8,969,149	1.0
74,663	UnitedHealth Group, Inc.	8,975,239	1.0
282,576	Other Securities	34,268,648	3.6
		136,688,751	14.9
	Industrials: 13.5%
111,023	Caterpillar, Inc.	9,472,482	1.0
159,637	Emerson Electric Co.	9,627,707	1.0
54,180	FedEx Corp.	9,385,060	1.0
65,698	General Dynamics Corp.	9,208,232	1.0
359,620	General Electric Co.	9,806,837	1.1
86,113	Honeywell International, Inc.	8,972,975	1.0
92,875	United Parcel Service, Inc. - Class B	9,215,058	1.0
76,026	United Technologies Corp.	8,907,966	1.0
407,990	Other Securities	49,945,064	5.4
		124,541,381	13.5
	Information Technology: 16.2%
95,678	Accenture PLC	9,188,915	1.0
71,491	Apple, Inc.	9,313,847	1.0
326,715	Cisco Systems, Inc.	9,576,017	1.1
155,956 @	eBay, Inc.	9,569,460	1.1
353,984	EMC Corp.	9,323,939	1.0
16,415	Google, Inc. - Class C	8,734,586	1.0
286,146	Hewlett-Packard Co.	9,557,276	1.0
55,538	International Business Machines Corp.	9,422,022	1.0
287,148	Intel Corp.	9,895,120	1.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Corporate Leaders 100 Fund	as of May 31, 2015 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology (continued)
103,046	Mastercard, Inc.	$9,507,024	1.0
220,551	Microsoft Corp.	10,335,020	1.1
207,959	Oracle Corp.	9,044,137	1.0
131,156	Qualcomm, Inc.	9,138,950	1.0
137,585	Visa, Inc.	9,449,338	1.0
264,344	Other Securities	17,308,959	1.8
		149,364,610	16.2
	Materials: 3.0%
185,573	Dow Chemical Co.	9,662,786	1.0
124,468	Du Pont E I de Nemours & Co.	8,838,473	1.0
79,679	Monsanto Co.	9,320,849	1.0
		27,822,108	3.0
	Telecommunication Services: 2.0%
273,997	AT&T, Inc.	9,463,856	1.0
183,911	Verizon Communications, Inc.	9,092,560	1.0
		18,556,416	2.0
	Utilities: 2.0%
269,101	Exelon Corp.	9,103,687	1.0
203,783	Southern Co.	8,903,279	1.0
		18,006,966	2.0
	Total Common Stock (Cost $680,553,454)	914,100,948	99.4

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.3%
	Mutual Funds: 0.3%
2,897,068	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.080%†† (Cost $2,897,068)	$2,897,068	0.3
	Total Short-Term Investments (Cost $2,897,068)	2,897,068	0.3
	Total Investments in Securities (Cost $683,450,522)	$916,998,016	99.7
	Assets in Excess of Other Liabilities	2,527,435	0.3
	Net Assets	$919,525,451	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2015.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
††
Rate shown is the 7-day yield as of May 31, 2015.

@
Non-income producing security.

Cost for federal income tax purposes is $691,359,409.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$235,415,862
Gross Unrealized Depreciation	(9,777,255)
Net Unrealized Appreciation	$225,638,607

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2015
Asset Table
Investments, at fair value
Common Stock*	$914,100,948	$—	$—	$914,100,948
Short-Term Investments	2,897,068	—	—	2,897,068
Total Investments, at fair value	$916,998,016	$—	$—	$916,998,016
Other Financial Instruments+
Futures	54,390	—	—	54,390
Total Assets	$917,052,406	$—	$—	$917,052,406

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Corporate Leaders 100 Fund	as of May 31, 2015 (continued)

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

At May 31, 2015, the following futures contracts were outstanding for Voya Corporate Leaders 100 Fund:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	25	06/19/15	$2,632,500	$54,390
			$2,632,500	$54,390

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of May 31, 2015 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$54,390
Total Asset Derivatives		$54,390

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended May 31, 2015 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$979,348
Total	$979,348

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(148,295)
Total	$(148,295)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Large Cap Growth Fund	as of May 31, 2015

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.0%
	Consumer Discretionary: 20.4%
17,693 @	Amazon.com, Inc.	$7,594,366	2.5
5,242 @	Chipotle Mexican Grill, Inc.	3,226,556	1.1
91,335	Coach, Inc.	3,230,519	1.1
121,887	Comcast Corp. - Class A	7,125,514	2.3
65,736 @	Dish Network Corp. - Class A	4,653,451	1.5
141,284 @	Hilton Worldwide Holdings, Inc.	4,091,585	1.4
87,787	Home Depot, Inc.	9,781,228	3.2
46,359	Kohl’s Corp.	3,036,051	1.0
60,789	Nike, Inc.	6,180,418	2.0
27,613 @	Ulta Salon Cosmetics & Fragrance, Inc.	4,214,296	1.4
54,812	Walt Disney Co.	6,049,600	2.0
47,089	Other Securities	2,815,451	0.9
		61,999,035	20.4
	Consumer Staples: 9.6%
35,428	Church & Dwight Co., Inc.	2,974,889	1.0
41,731	Costco Wholesale Corp.	5,950,423	2.0
57,509	CVS Caremark Corp.	5,887,772	1.9
29,581 @	Monster Beverage Corp.	3,765,070	1.2
86,380	PepsiCo, Inc.	8,329,623	2.7
23,833	Other Securities	2,318,951	0.8
		29,226,728	9.6
	Energy: 4.6%
31,560 @	Concho Resources, Inc.	3,796,668	1.2
38,719	EQT Corp.	3,293,825	1.1
120,175	Halliburton Co.	5,455,945	1.8
18,352	Other Securities	1,534,411	0.5
		14,080,849	4.6
	Financials: 5.5%
44,774	Aon PLC	4,532,025	1.5
13,981	Blackrock, Inc.	5,113,970	1.7
20,187	Intercontinental Exchange, Inc.	4,779,878	1.6
18,397	Other Securities	2,292,082	0.7
		16,717,955	5.5
	Health Care: 14.1%
25,301 @	Actavis PLC	7,762,600	2.5
27,396	Amgen, Inc.	4,280,899	1.4
14,369 @	Biogen, Inc.	5,704,349	1.9
37,064 @	Celgene Corp.	4,241,604	1.4
68,173	Gilead Sciences, Inc.	7,653,783	2.5
25,122	McKesson Corp.	5,959,692	2.0
17,767	Shire PLC ADR	4,622,085	1.5
40,437	Other Securities	2,612,230	0.9
		42,837,242	14.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: 11.3%
64,565	Ametek, Inc.	$3,471,014	1.1
45,098	Danaher Corp.	3,892,859	1.3
90,905	Delta Airlines, Inc.	3,901,643	1.3
44,834	Ingersoll-Rand PLC - Class A	3,083,683	1.0
58,197	Paccar, Inc.	3,699,001	1.2
20,159	Roper Industries, Inc.	3,527,019	1.2
67,424	Textron, Inc.	3,048,913	1.0
82,616	Tyco International Plc	3,334,382	1.1
65,152	Union Pacific Corp.	6,574,488	2.1
		34,533,002	11.3
	Information Technology: 29.1%
167,444	Apple, Inc.	21,814,604	7.1
89,409 @	Cognizant Technology Solutions Corp.	5,786,550	1.9
82,809	Electronic Arts, Inc.	5,196,679	1.7
81,578 @	Facebook, Inc.	6,460,162	2.1
98,744 @	Freescale Semiconductor Holdings Ltd.	4,455,329	1.5
12,092 @	Google, Inc. - Class A	6,594,009	2.2
50,168	Intuit, Inc.	5,224,997	1.7
64,656	Mastercard, Inc.	5,965,163	2.0
150,965	Microsoft Corp.	7,074,220	2.3
162,635	Oracle Corp.	7,072,996	2.3
104,750	Visa, Inc.	7,194,230	2.4
42,599 @	VMware, Inc.	3,719,745	1.2
27,395	Other Securities	2,116,812	0.7
		88,675,496	29.1
	Materials: 3.4%
70,317 @	Crown Holdings, Inc.	3,887,827	1.3
12,922	Sherwin-Williams Co.	3,723,862	1.2
41,010	Other Securities	2,837,072	0.9
		10,448,761	3.4
	Total Common Stock (Cost $246,711,638)	298,519,068	98.0
SHORT-TERM INVESTMENTS: 1.8%
	Mutual Funds: 1.8%
5,605,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.080%†† (Cost $5,605,000)	5,605,000	1.8
	Total Short-Term Investments (Cost $5,605,000)	5,605,000	1.8

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Large Cap Growth Fund	as of May 31, 2015 (continued)

Shares	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds (continued)
Total Investments in Securities (Cost $252,316,638)	$304,124,068	99.8
Assets in Excess of Other Liabilities	685,225	0.2
Net Assets	$304,809,293	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2015.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
††
Rate shown is the 7-day yield as of May 31, 2015.

@
Non-income producing security.

ADR
American Depositary Receipt

Cost for federal income tax purposes is $253,551,219.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$53,949,242
Gross Unrealized Depreciation	(3,376,393)
Net Unrealized Appreciation	$50,572,849

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2015
Asset Table
Investments, at fair value
Common Stock*	$298,519,068	$—	$—	$298,519,068
Short-Term Investments	5,605,000	—	—	5,605,000
Total Investments, at fair value	$304,124,068	$—	$—	$304,124,068

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Small Company Fund	as of May 31, 2015

Shares		Value	Percentage of Net Assets
COMMON STOCK: 96.2%
	Consumer Discretionary: 13.9%
163,800	Finish Line, Inc.	$4,286,646	0.8
51,800	Jack in the Box, Inc.	4,496,758	0.8
77,119	Monro Muffler Brake, Inc.	4,550,792	0.8
42,600	Vail Resorts, Inc.	4,419,324	0.8
164,300	Wolverine World Wide, Inc.	4,827,134	0.9
1,692,463	Other Securities(a)	53,976,778	9.8
		76,557,432	13.9
	Consumer Staples: 2.1%
104,900	Pinnacle Foods, Inc.	4,421,535	0.8
208,580	Other Securities	7,311,450	1.3
		11,732,985	2.1
	Energy: 3.0%
90,650 @	Carrizo Oil & Gas, Inc.	4,547,004	0.8
2,090,280	Other Securities	12,035,775	2.2
		16,582,779	3.0
	Financials: 23.4%
178,400	Colony Capital, Inc.	4,577,744	0.8
106,829 @	Encore Capital Group, Inc.	4,242,179	0.8
83,379	Evercore Partners, Inc.	4,249,828	0.8
138,863	First American Financial Corp.	4,958,798	0.9
100,600	Highwoods Properties, Inc.	4,220,170	0.8
130,910	LaSalle Hotel Properties	4,772,979	0.9
164,200	MB Financial, Inc.	5,290,524	0.9
94,400	PacWest Bancorp	4,237,616	0.8
300,100	Radian Group, Inc.	5,377,792	1.0
67,000	South State Corp.	4,812,610	0.9
185,900	Starwood Property Trust, Inc.	4,441,151	0.8
84,285 @	Stifel Financial Corp.	4,489,019	0.8
34,492 @	SVB Financial Group	4,653,316	0.8
2,459,362	Other Securities	68,430,912	12.4
		128,754,638	23.4
	Health Care: 12.6%
67,085 @	Amsurg Corp.	4,517,504	0.9
83,500 @	Greatbatch, Inc.	4,340,330	0.8
132,810	Healthsouth Corp.	5,732,080	1.0
87,600	Hill-Rom Holdings, Inc.	4,516,656	0.8
64,334	Steris Corp.	4,299,441	0.8
1,314,336	Other Securities(a)	45,766,992	8.3
		69,173,003	12.6
	Industrials: 17.1%
120,479	Barnes Group, Inc.	4,850,485	0.9
372,100 @	Blount International, Inc.	4,305,197	0.8
175,900	Brady Corp.	4,450,270	0.8
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
76,000	Clarcor, Inc.	$4,682,360	0.8
197,300	Heartland Express, Inc.	4,192,625	0.7
114,800	KAR Auction Services, Inc.	4,277,448	0.8
63,200	Orbital ATK, Inc.	4,834,800	0.9
68,196	Toro Co.	4,663,924	0.8
78,800	Universal Forest Products, Inc.	4,362,368	0.8
89,900	Watts Water Technologies, Inc.	4,776,387	0.9
1,229,962	Other Securities	49,037,901	8.9
		94,433,765	17.1
	Information Technology: 17.0%
138,932 @	Cardtronics, Inc.	5,071,018	0.9
103,100 @	Commvault Systems, Inc.	4,580,733	0.8
159,800 @	Cornerstone OnDemand, Inc.	4,974,574	0.9
72,300	j2 Global, Inc.	4,801,443	0.9
51,200	Littelfuse, Inc.	4,951,040	0.9
158,700 @	Microsemi Corp.	5,775,093	1.1
75,800	Plantronics, Inc.	4,181,886	0.7
93,167 @	Plexus Corp.	4,237,235	0.8
142,400 @	QLIK Technologies, Inc.	5,150,608	0.9
29,800 @	Ultimate Software Group, Inc.	4,821,342	0.9
38,700 @	WEX, Inc.	4,388,193	0.8
1,522,170	Other Securities	40,829,992	7.4
		93,763,157	17.0
	Materials: 5.0%
279,500	Commercial Metals Co.	4,491,565	0.8
129,400	HB Fuller Co.	5,449,034	1.0
70,200	Minerals Technologies, Inc.	4,725,162	0.9
1,243,400	Other Securities	12,903,832	2.3
		27,569,593	5.0
	Utilities: 2.1%
287,827	Other Securities	11,493,395	2.1
	Total Common Stock (Cost $449,881,959)	530,060,747	96.2
EXCHANGE-TRADED FUNDS: 1.7%
74,500	iShares Russell 2000 Index Fund	9,232,040	1.7
	Total Exchange-Traded Funds (Cost $7,017,796)	9,232,040	1.7
	Total Long-Term Investments (Cost $456,899,755)	539,292,787	97.9

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Small Company Fund	as of May 31, 2015 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.4%
	Securities Lending Collateralcc: 0.3%
471,350	Cantor Fitzgerald, Repurchase Agreement dated 05/29/15, 0.11%, due 06/01/15 (Repurchase Amount $471,354, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-8.000%, Market Value plus accrued interest $480,777, due 07/15/15-03/20/65)	$471,350	0.1
1,000,000	Millenium Fixed Income Ltd., Repurchase Agreement dated 05/29/15, 0.15%, due 06/01/15 (Repurchase Amount $1,000,012, collateralized by various U.S. Government Securities, 0.875%-2.750%, Market Value plus accrued interest $1,020,000, due 08/15/17- 08/15/42)	1,000,000	0.2
		1,471,350	0.3
Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.1%
11,482,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.080%†† (Cost $11,482,000)	11,482,000	2.1
	Total Short-Term Investments (Cost $12,953,350)	12,953,350	2.4

Shares	Value	Percentage of Net Assets
	Mutual Funds (continued)
Total Investments in Securities (Cost $469,853,105)	$552,246,137	100.3
Liabilities in Excess of Other Assets	(1,480,276)	(0.3)
Net Assets	$550,765,861	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2015.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of May 31, 2015.

@
Non-income producing security.

cc
Represents securities purchased with cash collateral received for securities on loan.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $470,630,717.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$112,061,551
Gross Unrealized Depreciation	(30,446,131)
Net Unrealized Appreciation	$81,615,420

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2015
Asset Table
Investments, at fair value
Common Stock*	$530,060,747	$—	$—	$530,060,747
Exchange-Traded Funds	9,232,040	—	—	9,232,040
Short-Term Investments	11,482,000	1,471,350	—	12,953,350
Total Investments, at fair value	$550,774,787	$1,471,350	$—	$552,246,137

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended May 31, 2015 were as follows:
Fund Name	Type	Per Share Amount
Voya Corporate Leaders 100 Fund
Class A	NII	$0.1654
Class B	NII	$—
Class C	NII	$0.1198
Class I	NII	$0.2182
Class O	NII	$0.1581
Class R	NII	$0.1312
Class R6	NII	$0.2171
Class W	NII	$0.2120

Voya Large Cap Growth Fund
Class A	NII	$0.0037
Class C	NII	$—
Class I	NII	$0.0327
Class R	NII	$—
Fund Name	Type	Per Share Amount
Voya Large Cap Growth Fund (continued)
Class R6	NII	$0.0351
Class W	NII	$0.0280
All Classes	STCG	$0.0517
All Classes	LTCG	$0.1733

Voya Small Company Fund
Class A	NII	$—
Class B	NII	$—
Class C	NII	$—
Class I	NII	$0.0747
Class O	NII	$0.0011
Class R6	NII	$0.0923
Class W	NII	$0.0645
All Classes	STCG	$0.2268
All Classes	LTCG	$1.3144

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
Of the ordinary distributions made during the year ended May 31, 2015, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Corporate Leaders 100 Fund	100.00%
Voya Large Cap Growth Fund	60.85%
Voya Small Company Fund	45.78%
For the year ended May 31, 2015, the following are percentages of ordinary distributions paid by the Funds that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:
Voya Corporate Leaders 100 Fund	100.00%
Voya Large Cap Growth Fund	62.99%
Voya Small Company Fund	46.15%
The Funds designate the following percentages of short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2):
Voya Large Cap Growth Fund	100.00%
Voya Small Company Fund	100.00%
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Company are managed under the direction of the Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Independent Directors:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Director	May 2013 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present).	157	DSM/Dentaquest, Boston, MA (February 2014 - Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Chairperson Director	January 2014 - Present May 2013 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - Present).	157	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Director	May 2013 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	157	Wisconsin Energy Corporation (June 2006 - Present) and The Royce Funds (35 funds) (December 2009 - Present).
Albert E. DePrince, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Director	June 1998 - Present	Retired. Formerly, Professor of Economics and Finance, Middle Tennessee State University (August 1991 - July 2014); Dr. DePrince continued to hold a position with the university under a post-retirement contract through the end of 2014.	157	None.
Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Director	May 2013 - Present	Retired.	157	First Marblehead Corporation (September 2003 - Present).
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Director	December 2007 - Present	Retired.	157	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Director	May 2013 - Present	Retired.	157	Assured Guaranty Ltd. (April 2004 - Present).

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Director	January 2003 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present).	157	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Director	May 2013 - Present	Consultant (May 2001 - Present).	157	None.
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director	May 2013 - Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 - August 2011).	157	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).
Director who is an “interested person”:
Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Director	December 2007 - Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006 - Present).	157	Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005 - Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management, LLC (March 2006 - Present); and Voya Investment Trust Co. (April 2009 - Present).

(1)
Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Director”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for the purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of June 30, 2015.

(3)
Mr. Mathews is deemed to be an “interested person” of the Company as defined in the 1940 Act, because of his current affiliation with any of the Voya funds, Voya Financial, Inc., or Voya Financial, Inc.’s affiliates.

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	President and Chief Executive Officer	December 2006 - Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006 - Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Executive Vice President	April 2002 - Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (April 2012 - Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 - December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007 - April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011 - February 2012).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 65	Executive Vice President Chief Investment Risk Officer	March 2002 - Present May 2013 - Present	Executive Vice President, Voya Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 - Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Chief Compliance Officer	February 2012 - Present	Senior Vice President and Chief Compliance Officer, Voya Investments, LLC (February 2012 - Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 - January 2012).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, Voya Funds Services, LLC (March 2005 - Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Senior Vice President	December 2003 - Present	Senior Vice President, Voya Investments, LLC (October 2003 - Present).
Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President	September 2012 - Present	Senior Vice President - Fund Compliance, Voya Funds Services, LLC (June 2012 - Present); Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January 2014 - Present). Formerly, Vice President - Platform Product Management & Project Management, Voya Investments, LLC (April 2007 - June 2012).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Senior Vice President	June 2006 - Present	Senior Vice President, Head of Division Operations, Voya Funds Services, LLC (January 2006 - Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President and Treasurer	September 2012 - Present	Vice President, Voya Funds Services, LLC (March 2012 - Present). Formerly, Assistant Vice President - Director, Voya Funds Services, LLC (March 2003 - March 2012).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	September 2004 - Present	Vice President, Voya Funds Services, LLC (September 2004 - Present).

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	March 2003 - Present	Vice President, Voya Investments, LLC and Voya Funds Services, LLC (February 1996 - Present); Vice President, Voya Investments, LLC (October 2004 - Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010 - Present); Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013 - Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012 - Present). Formerly, Chief Compliance Officer, Voya Investments Distributor, LLC (August 1995 - April 2010).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	September 2014 - Present	Vice President, Voya Funds Services, LLC (April 2014 - Present). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 - March 2014).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	March 2002 - Present	Vice President, Voya Funds Services, LLC (November 1995 - Present) and Voya Investments, LLC (August 1997 - Present). Formerly, Treasurer, Voya Family of Funds (November 1999 - February 2012).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Vice President	September 2012 - Present	Vice President, Voya Funds Services, LLC (July 2007 - Present).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	March 2006 - Present	Vice President - Mutual Fund Product Development, Voya Investments, LLC (July 2012 - Present); Vice President, Voya Investment Management - Voya Family of Funds (March 2010 - Present) and Vice President, Voya Funds Services, LLC (March 2006 - Present). Formerly Managing Paralegal, Registration Statements (June 2003 - July 2012).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	May 2013 - Present	Vice President - Director of Tax, Voya Funds Services, LLC (March 2013 - Present). Formerly, Assistant Vice President - Director of Tax, Voya Funds Services, LLC (March 2008 - February 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Secretary	May 2013 - Present	Senior Vice President and Chief Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Assistant Secretary	August 2010 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Assistant Secretary	May 2013 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010).

(1)
The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

APPROVAL OF AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENTS
At a meeting held on March 12, 2015, the Board of Directors (the “Board”) of Voya Series Fund, Inc. (the “Company”), including a majority of Board members who have no direct or indirect interest in the advisory agreements (“Independent Directors”) of Voya Corporate Leaders 100 Fund, Voya Large Cap Growth Fund, and Voya Small Company Fund (collectively, the “Funds”), each a series of the Company, approved amending and restating the Investment Management Agreements between the Company, on behalf of the Funds, and Voya Investments, LLC (the “Adviser”) so that, effective May 1, 2015, the terms of each Fund’s Investment Management Agreement and its Administration Agreement are combined under a single Amended and Restated Investment Management Agreement with a single management fee. The single management fee rate under each Fund’s Amended and Restated Investment Management Agreement does not exceed the former combined investment management and administrative services fee rates for the Fund and, under each Fund’s Amended and Restated Investment Management Agreement, there was no change to the investment management or administrative services provided or the fees charged to the Fund.
In connection with its review, the Board determined that it did not need to consider certain factors it typically considers during its review of the Funds’ advisory agreements because it had reviewed, among other matters, the nature, extent and quality of services being provided and, as applicable, actions taken in certain instances to improve the relationship between the costs and the quality of services being provided, on September 12, 2014, when it renewed the Agreements. On September 12, 2014, the Board concluded, in light of all factors it considered, to renew the Agreements and that the fee rates set forth in the Agreements were fair and reasonable. Among other factors considered at that meeting, the Board considered: (1) the nature, extent and quality of services provided under the Agreements; (2) the extent to which economies of scale are reflected in fee rate schedules under the Agreements; (3) the existence of any “fall-out” benefits to the Adviser and its affiliates; (4) a comparison of fee rates, expense ratios, and investment performance to those of similar funds; and (5) the costs incurred and profits realized by the Adviser and its affiliates with respect to their services to the Funds. A further description of the process followed by the Board in approving the Agreements on September 12, 2014, including the information reviewed, certain material factors considered and certain related conclusions reached, is set forth in the Funds’ semi-annual report to shareholders for the period ended November 30, 2014.
On March 12, 2015, the Board, including the Independent Directors, approved the Amended and Restated Investment Management Agreements. In analyzing whether to approve the Amended and Restated Investment Management Agreements, the Board did consider, among other things: (1) a memorandum and related materials outlining the terms of these Agreements and Management’s rationale for proposing the amendments that combine the terms of each Fund’s investment management and administrative services arrangements under a single agreement; (2) Management’s representations that, under the Amended and Restated Investment Management Agreements, there would be no change in the fees payable for the combination of advisory and administrative services provided to the Funds; (3) Management’s confirmation that the implementation of the Amended and Restated Investment Management Agreements would result in no change in the scope of services that the Adviser provides to the Funds and that the personnel who have provided administrative and advisory services to the Funds previously would continue to do so after the Amended and Restated Investment Management Agreements become effective; and (4) representations from Management that the combination of the Agreements better aligns the Funds’ contracts with the manner in which Voya provides such services to the Funds. In approving the amendments to the Funds’ Investment Management Agreements, different Board members may have given different weight to different individual factors and related conclusions.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com

AR-DE1         (0515-072415)

Annual Report
May 31, 2015
Classes A, B, C, I, O, R and W
Domestic Equity Fund
■
Voya Mid Cap Value Advantage Fund

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This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Fund. The Fund’s Forms N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Form N-Q, as well as a complete portfolio of investments, is available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

A question of resources
Dear Shareholder,
Geopolitical strategy and diplomacy — not to mention the global economy — are deeply driven by questions of access to resources. Who has what you need? How much do you have to pay to get it? How friendly do buyers and sellers need to be?
Today we are confronted with a variety of such issues that may profoundly affect the world for decades to come. For example, the renewed prominence of the United States as an energy producer likely will impact the relationships between consumers, like Europe, and producers, such as Russia and the Organization of Petroleum Exporting Countries, OPEC. While the surge of people fleeing wars in the Middle East and Africa may present an integration challenge to Europe, it also may represent an infusion of youth and energy that the aging continent needs. And as traditional supplies of water come under stress, the need for alternative water sources will likely spur the creation of new technologies and new investment opportunities.
Of course, there are more immediate economic concerns, notably whether central bank support — waning in the U.S., expanding pretty much everywhere else — can sustain global economic growth. Add in elements of political uncertainty, and bouts of market volatility should not be unexpected.
What lessons lie here for your investment program? The most important: Don’t try to “game” diversification. No one can be certain how the global economy will turn, or know where the best investment opportunities will arise. We believe that rather than groping for the next hot investment, you’re well advised to remain broadly diversified, retaining the potential to benefit from whatever the next generation of opportunities has to offer. Periodically review your portfolio with your financial advisor to make sure it remains focused on your investing goals. And as always, do not make changes to your portfolio without first discussing them with your financial advisor.
We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,

Shaun Mathews
President and Chief Executive Officer
June 23, 2015
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

Market Perspective: Year Ended May 31, 2015

In the first half of our fiscal year, global equities, represented by the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, maintained an uneven recovery as economic activity and sentiment steadily lifted after a cold and snowy winter in the U.S. This continued into the second half and for the whole year the Index returned 13.24%, but by the end the forces driving financial markets had substantially changed. (The Index returned 5.70% for the one year ended May 31, 2015, measured in U.S. dollars.)
For much of the year it seemed that the only credible major growth story in the world was the U.S. Markets took the October end of U.S. quantitative easing in stride and economic data were on balance positive. In particular the March employment report marked the twelfth consecutive month in which more than 200,000 jobs were created and the unemployment rate was down to 5½%.
But reservations remained about the low labor force participation rate and wage growth. And by May some reports had started to deteriorate, in part due to the effects of another harsh winter. The three-month average of jobs created dipped below 200,000. Industrial production and the purchasing managers’ index for the manufacturing sector were flat to falling. Retail sales were stagnant, despite lower gasoline prices. As for oil prices, the price of a barrel of oil bounced from its mid-March low, but still ended May at two thirds of its level eight months earlier. While this would boost consumption in time, the more immediate effect was to reduce profits and investment in the energy sector and in industries that service it. The related surge in the dollar (see below) would weigh on the trade deficit. This was evident in gross domestic product (“GDP”), which fell 0.7% annualized in the first quarter of 2015, after rising 2.2% in the previous quarter.
Outside of the U.S., annual GDP growth in China decelerated to 7.0% in the first quarter of 2015, the slowest in six years, depressing demand in the world’s commodity supplying countries. Japan re-entered recession in the third quarter of 2014 after an April rise in the consumption tax, and the weak inventory-led rebound was a disappointment.
But it was the euro zone that attracted most of the attention. The region entered 2015 after growth of barely 1% in 2014, unemployment perched at 11.5% and consumer prices falling. In Greece, on January 26, a new government took power, mandated to ease the terms of its €240 billion bailout and roll back reforms. The reaction of its creditors was uncompromising and the specter again loomed of a euro zone member country being forced out of the single currency with unknowable side effects. But four days earlier the European Central Bank had at last announced a program of quantitative easing, the elixir that despite all else, might drive asset prices higher, judging from the experience of the U.S. and Japan. Monthly purchases of bonds worth €60 billion would and did commence in March 2015. They would continue through September 2016. Furthermore by the end of the period, the gloomy euro zone data seemed to be turning. The unemployment rate edged down to 11.2%; prices stopped falling; GDP rose 0.4% in the first quarter of 2015. Falling interest rates and the weaker euro would be good for business. Increasingly, buy euro zone equities, preferably currency-hedged, sell U.S., was the trade in the news.
In U.S. fixed income markets, the Treasury yield curve flattened during the fiscal year and the Barclays Long-Term U.S. Treasury sub-index returned 10.32%. The Barclays U.S. Treasury Bond index as a whole returned 3.07%, practically identical to the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) of investment grade bonds, which increased 3.03%. The Barclays U.S. Corporate Investment Grade Bond sub-index added 2.72%, beating the 1.96% of the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate).
U.S. equities, represented by the S&P 500® Index including dividends, gained 11.81% over the year. The consumer discretionary sector was the top performer, soaring 27.25%. Only one sector lost ground: not surprisingly energy, down 15.39%. Many commentators expected S&P 500® earnings to start falling soon, depressed by the effect of lower energy prices and of the strong dollar on the value of revenues earned outside the U.S. Others remarked on the supportive effect of continuing high levels of share buybacks, with a value of  $553 billion in 2014, the highest since 2007.
In currencies, the dollar rallied strongly in the fiscal year, jumping 24.11% on the euro, as the prospect and then the reality of euro zone quantitative easing drove down interest rates. The dollar gained a similar 21.99% against the yen, accelerating in November on an announced increase in monetary easing in Japan and a partial re-allocation into non-yen securities for the giant Government Pension Investment Fund (“GPIF”). The dollar added 9.57% against the pound. The UK has a comparable growth story to the U.S., but dollar interest rates seemed more likely to rise first.
In international markets, the MSCI Japan® Index surged 20.43%, with exporters benefiting from the lower yen and all sectors from the GPIF’s rebalancing into stocks. The MSCI Europe ex UK® Index gained 14.49%, eclipsing in April its previous record from 2007. Quantitative easing, plus the declining euro that went with it, ultimately trumped the poor economic data that prevailed through most of the period. The MSCI UK® Index added just 5.26%, with financials and the consumer sectors making the top contributions. The 15 largest names in the UK index: multinationals accounting for half of its value, barely contributed 1% of the 5.26%.
Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Long-Term U.S. Treasury Index	The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.
Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 2500™ Index	The index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500™ Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.
Russell Midcap® Value Index	An unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
3

Voya Mid Cap Value Advantage Fund	Portfolio Managers’ Report

Sector Diversification as of May 31, 2015 (as a percentage of net assets)

Financials	30.6%
Information Technology	10.5%
Consumer Discretionary	9.8%
Industrials	9.2%
Utilities	8.0%
Health Care	7.7%
Materials	6.6%
Energy	5.7%
Consumer Staples	5.3%
Exchange-Traded Funds	2.0%
Telecommunication Services	1.9%
Assets in Excess of Other Liabilities*	2.7%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Mid Cap Value Advantage Fund (the “Fund” or “Mid Cap Value Advantage”) seeks long-term capital growth and current income. The Fund is managed by Christopher Corapi, Vincent Costa, CFA, Robert Kloss, Portfolio Managers, and Kristy Finnegan, CFA, Assistant Portfolio Manager, of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.*
Performance: For the year ended May 31, 2015, the Fund’s Class A shares, excluding sales charges, provided a total return of 7.96% compared to the Russell Midcap® Value Index and the Russell 2500TM Index, which returned 10.09% and 11.76%, respectively, for the same period.
Portfolio Specifics: The Fund underperformed the Russell Midcap® Value Index for the period due to unfavorable stock selection and sector allocation. Stock selection within the materials and health care sectors detracted the most value, while stock selection within the industrials and consumer staples sectors contributed the most to relative performance.
On an individual stock level basis, key detractors from performance were Fortescue Metals Group Ltd. and Patterson-UTI Energy, Inc.
Owning non-benchmark iron ore producer, Fortescue Metals Group, detracted from performance as iron ore prices declined. The company’s semi-annual update during the period provided encouraging operational results with production, revenue and cost guidance above expectations. However, self-help improvements alone weren’t enough to overcome the steep decline in iron ore prices during the period. In addition, the stock was adversely impacted by extremely negative sentiment surrounding commodities in general, given increasing concerns over emerging market demand and the significant rise in the U.S. dollar during the period.
Our overweight position in Patterson-UTI Energy Inc., provider of land-based drilling services to oil and gas companies, detracted from performance. Shares underperformed due to fears of declining U.S. onshore drilling activity, as exploration and production cash flows suffered from low oil prices.
Among the top contributors to performance were Cigna Corporation and Steel Dynamics, Inc.
Top Ten Holdings as of May 31, 2015* (as a percentage of net assets)

ConAgra Foods, Inc.	2.3%
DTE Energy Co.	2.2%
Coach, Inc.	2.2%
iShares Russell Midcap Value Index Fund	2.0%
Fidelity National Information Services, Inc.	2.0%
Invesco Ltd.	1.9%
Entergy Corp.	1.9%
Keycorp	1.8%
Hartford Financial Services Group, Inc.	1.8%
Kohl’s Corp.	1.8%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Our overweight position in Cigna, a global health service organization with subsidiaries that provide medical, dental, disability, life and accident insurance, and related products, positively contributed to performance. Shares of Cigna benefited from better than expected first quarter 2015 earnings thanks to strong results in the commercial health plan and global supplemental businesses. Increased speculation on a consolidation wave coming in the managed care sector has also pushed Cigna shares higher, as the company is well positioned to be either an acquirer or an acquisition target.
Our overweight position in steel manufacturer Steel Dynamics contributed to performance during the period. The stock reacted favorably to the company’s announced $1.6 billion acquisition of Severstal’s steel mini-mill in Columbus, GA. The deal increases Steel Dynamic’s capacity by 40%, provides meaningful cost synergies and in our view is significantly accretive to earnings. In addition, the acquisition further consolidates domestic steel markets, which should improve industry pricing power going forward. Lastly, the stock rose on earnings guidance that was well above consensus expectations on encouraging volume and pricing trends.
Current Strategy and Outlook: We continue to see what we believe to be attractive valuations in companies in a variety of sectors. Going forward, we believe that dividends will continue to be in demand by investors who are searching for income and for funds with good downside capture, such as the Fund has sought to provide. At the end of the reporting period, the Fund was overweight the consumer staples, energy and telecommunications services sectors and underweight the utilities, health care and financials sectors.

*
Effective May 1, 2015, James Hasso and Brian Madonick are removed as Portfolio Managers of the Fund, Vincent Costa and Robert Kloss are added as portfolio managers and Kristy Finnegan is added as assistant portfolio manager.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.
4

Portfolio Managers’ Report	Voya Mid Cap Value Advantage Fund

Average Annual Total Returns for the Periods Ended May 31, 2015
	1 Year	5 Year	10 Year	Since Inception of Class W August 5, 2011
Including Sales Charge:
Class A(1)	1.75%	13.54%	7.15%	—
Class B(2)	2.97%	13.13%	6.66%	—
Class C(3)	6.58%	13.67%	6.94%	—
Class I	8.20%	14.56%	7.76%	—
Class O	7.93%	14.24%	7.47%	—
Class R	7.64%	13.94%	7.20%	—
Class W	8.21%	—	—	16.42%
Excluding Sales Charge:
Class A	7.96%	14.24%	7.47%	—
Class B	7.15%	13.38%	6.66%	—
Class C	7.41%	13.67%	6.94%	—
Class I	8.20%	14.56%	7.76%	—
Class O	7.93%	14.24%	7.47%	—
Class R	7.64%	13.94%	7.20%	—
Class W	8.21%	—	—	16.42%
Russell Midcap® Value Index	10.09%	16.85%	9.52%	19.59%
Russell 2500™ Index	11.76%	16.28%	9.51%	18.43%
Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Mid Cap Value Advantage Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 3%. Effective November 15, 2012, the maximum Class A sales charge was increased to 5.75%.

(2)
Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)
Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return. Prior to November 15, 2012, the Class C deferred sales charge was 0.75%.

Effective May 23, 2014 the Fund changed its benchmark from the Russell 2500™ Index to the Russell Midcap® Value Index because the Russell Midcap® Value Index is considered by the adviser to be a more appropriate benchmark, reflecting the type of securities in which the Fund invests.

5

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from December 1, 2014 to May 31, 2015. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2014	Ending Account Value May 31, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2015*	Beginning Account Value December 1, 2014	Ending Account Value May 31, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2015*
Class A	$1,000.00	$1,013.60	0.99%	$4.97	$1,000.00	$1,020.00	0.99%	$4.99
Class B	1,000.00	1,010.20	1.74	8.72	1,000.00	1,016.26	1.74	8.75
Class C	1,000.00	1,011.30	1.49	7.47	1,000.00	1,017.50	1.49	7.49
Class I	1,000.00	1,014.70	0.70	3.52	1,000.00	1,021.44	0.70	3.53
Class O	1,000.00	1,013.50	0.99	4.97	1,000.00	1,020.00	0.99	4.99
Class R	1,000.00	1,012.40	1.24	6.22	1,000.00	1,018.75	1.24	6.24
Class W	1,000.00	1,015.20	0.74	3.72	1,000.00	1,021.24	0.74	3.73

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors
Voya Series Fund, Inc.:
We have audited the accompanying statement of assets and liabilities, including the summary portfolio of investments, of Voya Mid Cap Value Advantage Fund, a series of Voya Series Fund, Inc., as of May 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Voya Mid Cap Value Advantage Fund as of May 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
July 27, 2015
7

STATEMENT OF ASSETS AND LIABILITIES as of May 31, 2015

ASSETS:
Investments in securities at fair value*	$185,580,701
Short-term investments at fair value**	5,825,000
Total investments at fair value	$191,405,701
Cash	915
Receivables:
Investment securities sold	7,837,762
Fund shares sold	27,222
Dividends	404,264
Prepaid expenses	22,191
Reimbursement due from manager	10,015
Other assets	23,093
Total assets	199,731,163
LIABILITIES:
Payable for investment securities purchased	8,342,432
Payable for fund shares redeemed	510,341
Payable for investment management fees	89,997
Payable for distribution and shareholder service fees	46,441
Payable for directors fees	999
Payable to directors under the deferred compensation plan (Note 6)	23,093
Other accrued expenses and liabilities	67,345
Total liabilities	9,080,648
NET ASSETS	$190,650,515
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$170,328,943
Undistributed net investment income	182,772
Accumulated net realized gain	7,191,878
Net unrealized appreciation	12,946,922
NET ASSETS	$190,650,515
* Cost of investments in securities	$172,633,779
** Cost of short-term investments	$5,825,000
See Accompanying Notes to Financial Statements
8

STATEMENT OF ASSETS AND LIABILITIES as of May 31, 2015 (continued)

Class A
Net assets	$56,826,241
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	3,411,677
Net asset value and redemption price per share†	$16.66
Maximum offering price per share (5.75%)(1)	$17.68
Class B
Net assets	$130,160
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	8,668
Net asset value and redemption price per share†	$15.02
Class C
Net assets	$8,718,323
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	558,990
Net asset value and redemption price per share†	$15.60
Class I
Net assets	$12,190,197
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	714,470
Net asset value and redemption price per share	$17.06
Class O
Net assets	$92,467,418
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	5,533,989
Net asset value and redemption price per share	$16.71
Class R
Net assets	$20,192,603
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	1,230,426
Net asset value and redemption price per share	$16.41
Class W
Net assets	$125,573
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	7,371
Net asset value and redemption price per share	$17.04

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $50,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
9

STATEMENT OF OPERATIONS for the year ended May 31, 2015

INVESTMENT INCOME:
Dividends	$4,436,390
Securities lending income, net	11,174
Total investment income	4,447,564
EXPENSES:
Investment management fees(1)	915,174
Distribution and shareholder service fees:
Class A	151,112
Class B	1,939
Class C	68,728
Class O	241,617
Class R	105,891
Transfer agent fees:
Class A	68,650
Class B	215
Class C	10,397
Class I	4,569
Class O	109,537
Class R	24,040
Class W	112
Administrative service fees(1)	183,371
Shareholder reporting expense	50,250
Registration fees	80,108
Professional fees	46,853
Custody and accounting expense	36,090
Directors fees	5,992
Miscellaneous expense	12,329
Interest expense	708
Total expenses	2,117,682
Net waived and reimbursed fees	(71,850)
Net expenses	2,045,832
Net investment income	2,401,732
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	9,853,480
Foreign currency related transactions	10,408
Net realized gain	9,863,888
Net change in unrealized appreciation (depreciation) on:
Investments	2,355,638
Net change in unrealized appreciation (depreciation)	2,355,638
Net realized and unrealized gain	12,219,526
Increase in net assets resulting from operations	$14,621,258

(1)
Effective May 1, 2015, the investment management fee and administration fee were combined under a single amended and restated investment management agreement. Please see Note 4 for further information.

See Accompanying Notes to Financial Statements
10

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended May 31, 2015	Year Ended May 31, 2014
FROM OPERATIONS:
Net investment income	$2,401,732	$810,061
Net realized gain	9,863,888	48,333,322
Net change in unrealized appreciation (depreciation)	2,355,638	(18,341,371)
Increase in net assets resulting from operations	14,621,258	30,802,012
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(937,076)	(111,245)
Class B	—	—
Class C	(103,117)	—
Class I	(201,824)	(49,430)
Class O	(1,493,933)	(184,289)
Class R	(288,958)	(9,767)
Class W	(1,315)	(43)
Net realized gains:
Class A	(12,198,152)	(4,601,312)
Class B	(35,324)	(52,120)
Class C	(1,940,706)	(742,836)
Class I	(2,180,547)	(1,067,293)
Class O	(19,514,234)	(7,505,002)
Class R	(4,325,931)	(1,354,358)
Class W	(14,742)	(1,114)
Total distributions	(43,235,859)	(15,678,809)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	41,409,109	20,705,824
Reinvestment of distributions	21,303,414	7,908,290
	62,712,523	28,614,114
Cost of shares redeemed	(40,101,086)	(28,233,608)
Net increase in net assets resulting from capital share transactions	22,611,437	380,506
Net increase (decrease) in net assets	(6,003,164)	15,503,709
NET ASSETS:
Beginning of year or period	196,653,679	181,149,970
End of year or period	$190,650,515	$196,653,679
Undistributed net investment income at end of year or period	$182,772	$433,775

See Accompanying Notes to Financial Statements
11

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
05-31-15	19.67	0.23•	1.23	1.46	0.32	4.15	—	4.47	—	16.66	7.96	1.03	0.99	0.99	1.23	56,826	73
05-31-14	18.22	0.09	3.01	3.10	0.04	1.61	—	1.65	—	19.67	17.57	1.01	0.99	0.99	0.45	58,939	122
05-31-13	14.67	0.05	3.74	3.79	0.06	0.18	—	0.24	—	18.22	26.10	1.02	0.99	0.99	0.28	55,247	102
05-31-12	15.66	0.08	(1.03)	(0.95)	0.04	—	—	0.04	—	14.67	(6.02)	1.18	1.00	1.00	0.53	39,114	97
05-31-11	12.14	0.06•	3.50	3.56	0.04	—	—	0.04	—	15.66	29.36	1.06	1.00†	1.00†	0.42†	54,371	140
Class B
05-31-15	17.97	0.10•	1.10	1.20	—	4.15	—	4.15	—	15.02	7.15	1.78	1.74	1.74	0.58	130	73
05-31-14	16.86	(0.06)•	2.78	2.72	—	1.61	—	1.61	—	17.97	16.69	1.76	1.74	1.74	(0.31)	321	122
05-31-13	13.65	(0.07)•	3.47	3.40	0.01	0.18	—	0.19	—	16.86	25.12	1.77	1.74	1.74	(0.45)	864	102
05-31-12	14.64	(0.04)	(0.95)	(0.99)	—	—	—	—	—	13.65	(6.76)	1.93	1.75	1.75	(0.22)	1,519	97
05-31-11	11.40	(0.04)•	3.28	3.24	0.00*	—	—	—	—	14.64	28.43	1.81	1.75†	1.75†	(0.33)†	3,505	140
Class C
05-31-15	18.68	0.13•	1.16	1.29	0.22	4.15	—	4.37	—	15.60	7.41	1.53	1.49	1.49	0.74	8,718	73
05-31-14	17.42	(0.01)	2.88	2.87	—	1.61	—	1.61	—	18.68	17.03	1.51	1.49	1.49	(0.05)	9,463	122
05-31-13	14.06	(0.04)	3.59	3.55	0.01	0.18	—	0.19	—	17.42	25.45	1.52	1.49	1.49	(0.22)	8,314	102
05-31-12	15.05	0.01	(0.99)	(0.98)	0.01	—	—	0.01	—	14.06	(6.54)	1.68	1.50	1.50	0.04	5,989	97
05-31-11	11.69	(0.01)	3.37	3.36	0.00*	—	—	—	—	15.05	28.75	1.56	1.50†	1.50†	(0.09)†	7,503	140
Class I
05-31-15	20.06	0.29•	1.24	1.53	0.38	4.15	—	4.53	—	17.06	8.20	0.70	0.70	0.70	1.52	12,190	73
05-31-14	18.52	0.15	3.07	3.22	0.07	1.61	—	1.68	—	20.06	18.00	0.67	0.67	0.67	0.77	13,478	122
05-31-13	14.91	0.09•	3.80	3.89	0.10	0.18	—	0.28	—	18.52	26.43	0.70	0.70	0.70	0.56	12,826	102
05-31-12	15.90	0.12	(1.04)	(0.92)	0.07	—	—	0.07	—	14.91	(5.78)	0.91	0.75	0.75	0.79	7,882	97
05-31-11	12.33	0.10	3.55	3.65	0.08	—	—	0.08	—	15.90	29.72	0.74	0.68†	0.68†	0.74†	9,789	140
Class O
05-31-15	19.72	0.23•	1.23	1.46	0.32	4.15	—	4.47	—	16.71	7.93	1.03	0.99	0.99	1.24	92,467	73
05-31-14	18.26	0.09	3.02	3.11	0.04	1.61	—	1.65	—	19.72	17.60	1.01	0.99	0.99	0.45	97,002	122
05-31-13	14.71	0.05	3.74	3.79	0.06	0.18	—	0.24	—	18.26	26.05	1.02	0.99	0.99	0.26	87,976	102
05-31-12	15.70	0.08	(1.03)	(0.95)	0.04	—	—	0.04	—	14.71	(6.00)	1.18	1.00	1.00	0.54	49,167	97
05-31-11	12.18	0.06	3.51	3.57	0.05	—	—	0.05	—	15.70	29.34	1.06	1.00†	1.00†	0.41†	56,185	140
See Accompanying Notes to Financial Statements
12

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class R
05-31-15	19.45	0.18•	1.21	1.39	0.28	4.15	—	4.43	—	16.41	7.64	1.28	1.24	1.24	0.99	20,193	73
05-31-14	18.04	0.04	2.99	3.03	0.01	1.61	—	1.62	—	19.45	17.36	1.26	1.24	1.24	0.20	17,380	122
05-31-13	14.54	0.00*	3.70	3.70	0.02	0.18	—	0.20	—	18.04	25.70	1.27	1.24	1.24	0.02	15,871	102
05-31-12	15.54	0.04	(1.02)	(0.98)	0.02	—	—	0.02	—	14.54	(6.27)	1.43	1.25	1.25	0.29	10,204	97
05-31-11	12.06	0.02	3.48	3.50	0.02	—	—	0.02	—	15.54	29.01	1.31	1.25†	1.25†	0.16†	12,303	140
Class W
05-31-15	20.03	0.25•	1.28	1.53	0.37	4.15	—	4.52	—	17.04	8.21	0.78	0.74	0.74	1.37	126	73
05-31-14	18.50	0.15•	3.05	3.20	0.06	1.61	—	1.67	—	20.03	17.89	0.76	0.74	0.74	0.77	70	122
05-31-13	14.90	0.09	3.79	3.88	0.10	0.18	—	0.28	—	18.50	26.36	0.77	0.74	0.74	0.59	52	102
08-05-11(4) - 05-31-12	13.51	0.10	1.36	1.46	0.07	—	—	0.07	—	14.90	10.88	0.93	0.75	0.75	0.85	3	97

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†
Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements
13

NOTES TO FINANCIAL STATEMENTS as of May 31, 2015

NOTE 1 — ORGANIZATION
Voya Series Fund, Inc. (the “Company”) was incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. There are seven separate active investment series that comprise the Company. The series included in this report is Voya Mid Cap Value Advantage Fund (“Mid Cap Value Advantage” or the “Fund”), a diversified series of the Company.
The Fund offers the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.
Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investments oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Voya Investments has engaged Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser to the Fund. Voya Investments Distributor, LLC
(“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. The net asset value (“NAV”) per share for each class of the Fund is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) each day on which the NYSE is open for trading. The Fund is open for business every day the NYSE is open. Fund shares will not be priced on days when the NYSE is closed. The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the normal trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the mean of the closing bid and ask price on that day. Bank loans are valued at the average of the averages between the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, the Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Board of Directors (“Board”). Such procedures provide, for example, that: (a) Debt obligations are valued

14

NOTES TO FINANCIAL STATEMENTS as of May 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (b) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (c) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (d) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (e) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (f) Forward foreign currency contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (g) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which the Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and the close of the NYSE. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the Sub-Adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Summary Portfolio of Investments.
The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Fund’s Investment Adviser. Prior to May 1, 2015, the Pricing Committee was established by the Fund’s administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or Sub-Adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation

15

NOTES TO FINANCIAL STATEMENTS as of May 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When the Fund uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured the Fund can obtain the fair value assigned to a security if it were to sell the security.
To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.
For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when the Fund had a significant amount of Level 3.
For the year ended May 31, 2015, there have been no significant changes to the fair valuation methodologies.
B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)
Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.
D. Distributions to Shareholders. The Fund records distributions to their shareholders on the ex-dividend date. The Fund declares and pays dividends and capital gains, if any, at least annually to comply with the distribution requirements of the Internal Revenue Code and may make distributions on a more frequent basis. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.
E. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the

16

NOTES TO FINANCIAL STATEMENTS as of May 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of each Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions will be made until any capital loss carryforwards have been fully utilized or expired.
F. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G. Securities Lending. The Fund has the option to temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral with the following exception: The Bank of New York Mellon (“BNY”) provides the Fund indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Fund.
H. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended May 31, 2015, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:
Purchases	Sales
$142,629,707	$160,411,879
NOTE 4 — INVESTMENT MANAGEMENT FEES
Prior to May 1, 2015, the Fund had entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Management Agreement compensated the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of the Fund, at the following annual rates: 0.450% on the first $500 million, 0.425% on the next $250 million, 0.400% on the next $1.25 billion, and 0.375% in excess of  $2 billion. Amounts paid to the Investment Adviser through April 30, 2015 are reflected as investment management fees on the accompanying Statement of Operations.
Also, prior to May 1, 2015, the Fund had entered into an administrative agreement (“Administrative Agreement”) with Voya Funds Services, LLC (the “Administrator”), a Delaware limited liability company. The Administrator provided certain administrative and shareholder services necessary for Fund operations and was responsible for the supervision of other service providers. For its services, the Administrator was entitled to receive from the Fund a fee at an annual rate of 0.10% of its average daily net assets. Amounts paid to the Administrator through April 30, 2015 are reflected as administrative service fees on the accompanying Statement of Operations.
Effective May 1, 2015, the terms of the Fund’s Management Agreement and Administrative Agreement were combined under a single Amended and Restated Investment Management Agreement with a single management fee. The single management fee rate under the Fund’s Amended and Restated Investment Management Agreement does not exceed the former combined investment management and administrative services fee rates for the Fund and there is no change to the investment management or administrative services provided.
The Amended and Restated Investment Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of the Fund, at the following annual rates: 0.550% on the first $500 million, 0.525% on the next $250 million, 0.500% on the next $1.25 billion, and 0.475% in excess of  $2 billion. Single management fee amounts paid to the Investment Adviser from May 1, 2015 through May 31, 2015 are reflected as investment management fees on the accompanying Statement of Operations.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Subject to such policies as the

17

NOTES TO FINANCIAL STATEMENTS as of May 31, 2015 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Fund (except as noted below) has a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of the Fund shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund, except Class I and Class W, pays the Distributor Distribution Fees and/or Service Fees based on average daily net assets at the following rates:
Class A	Class B	Class C	Class O	Class R
0.25%	1.00%	0.75%	0.25%	0.50%
The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Fund, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, and Class C shares. For the year ended May 31, 2015, the Distributor retained the following amounts in sales charges:
	Class A	Class C
Initial Sales Charges:	$4,213	$—
Contingent Deferred Sales Charges:	$87	$178
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At May 31, 2015, the following direct or indirect, wholly-owned subsidiary of Voya Financial, Inc. owned more than 5% of the Fund:
Subsidiary	Percentage
Voya Institutional Trust Company	9.36%
Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates to include companies that are under common control. When the Fund has a common owner that owns over 25% of the outstanding securities of the Fund, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Fund.
The Investment Advisor may direct the Fund’s portfolio managers use their best efforts (subject to obtaining best execution of each transaction) to allocate the Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of the Fund. Any amount credited to the Fund is reflected as brokerage commission recapture on the accompanying Statement of Operations.
The Fund has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors, as described in the Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the director under the Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). The Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of directors’ fees under the Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.
NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES
At May 31, 2015, the Fund did not have any payables included in Other Accrued Expenses and Liabilities on the Statement of Assets and Liabilities that exceeded 5% of total liabilities.
NOTE 8 — EXPENSE LIMITATION AGREEMENT
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to 1.00%, 1.75%, 1.50%, 0.75%, 1.00%, 1.25% and 0.75% for Class A, Class B, Class C, Class I, Class O, Class R and Class W, respectively.
Pursuant to a side letter agreement, through October 1, 2015, the Investment Adviser has agreed to further lower

18

NOTES TO FINANCIAL STATEMENTS as of May 31, 2015 (continued)

NOTE 8 — EXPENSE LIMITATION AGREEMENT (continued)

the expense limits to 0.99%, 1.74%, 1.49%, 0.74%, 0.99%, 1.24% and 0.74% for Class A, Class B, Class C, Class I, Class O, Class R, and Class W, respectively. Termination or modification of this obligation requires approval by the Board.
The Investment Adviser may at a later date recoup from the Fund for management and/or class specific fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.
As of May 31, 2015, the amounts of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Advisor, and the related expiration dates, as of May 31, 2015, are as follows:
	May 31,
	2016	2017	2018	Total
Class A	$14,511	$11,299	$23,263	$49,073
Class B	386	118	62	566
Class C	2,151	1,753	3,493	7,397
Class R	4,263	3,280	8,170	15,713
Class O	22,290	18,244	36,818	77,352
Class W	5	3	44	52
The Expense Limitation Agreement and the side letter agreement are contractual through October 1, 2015 and each shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 9 — LINE OF CREDIT
The Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with BNY for an aggregate amount of $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 22, 2015, the funds to which the Credit Agreement is available paid a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
During the year ended May 31, 2015, the Fund utilized the line of credit as follows.
Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
2	$5,408,500	1.13%

NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class A
5/31/2015	346,452	—	776,513	(706,939)	416,026	6,538,608	—	12,633,867	(12,803,265)	6,369,210
5/31/2014	219,315	—	245,046	(501,721)	(37,360)	4,198,927	—	4,533,350	(9,674,724)	(942,447)
Class B
5/31/2015	547	—	2,335	(12,069)	(9,187)	9,913	—	34,367	(213,971)	(169,691)
5/31/2014	912	—	2,614	(36,914)	(33,388)	15,798	—	44,323	(647,040)	(586,919)
Class C
5/31/2015	42,321	—	113,639	(103,574)	52,386	686,101	—	1,735,266	(1,781,029)	640,338
5/31/2014	51,944	—	34,205	(56,852)	29,297	939,522	—	602,019	(1,052,127)	489,414
Class I
5/31/2015	186,317	—	135,291	(278,993)	42,615	3,402,932	—	2,252,589	(5,426,517)	229,004
5/31/2014	67,789	—	56,656	(145,157)	(20,712)	1,333,756	—	1,066,830	(2,823,773)	(423,187)
19

NOTES TO FINANCIAL STATEMENTS as of May 31, 2015 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class O
5/31/2015	1,376,504	—	53,083	(814,049)	615,538	23,457,931	—	866,304	(14,776,791)	9,547,444
5/31/2014	675,057	—	16,837	(592,492)	99,402	12,745,789	—	312,157	(11,433,286)	1,624,660
Class R
5/31/2015	382,903	—	234,577	(280,627)	336,853	7,243,950	—	3,764,963	(5,078,123)	5,930,790
5/31/2014	74,392	—	73,686	(134,161)	13,917	1,415,465	—	1,349,192	(2,563,425)	201,232
Class W
5/31/2015	4,008	—	966	(1,122)	3,852	69,674	—	16,058	(21,390)	64,342
5/31/2014	2,804	—	22	(2,132)	694	56,567	—	419	(39,233)	17,753
NOTE 11 — SECURITIES LENDING
Under an agreement with BNY, the Fund can lend its securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Fund at its last sale price or official closing price on the principal exchange or system on which it is traded and any additional collateral is delivered to the Fund on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Fund bears the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Fund indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements
Currently, the cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.
Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Fund.
At May 31, 2015, the Fund did not have any securities on loan.
NOTE 12 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of May 31, 2015:
Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
$373,488	$(373,488)
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
Year Ended May 31, 2015		Year Ended May 31, 2014
Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
$7,927,072	$35,308,787	$2,980,228	$12,698,581

20

NOTES TO FINANCIAL STATEMENTS as of May 31, 2015 (continued)

NOTE 12 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings as of May 31, 2015 were:
Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)
$1,174,874	$6,807,863	$12,372,124
The Fund’s major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2010.
As of May 31, 2015, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.
NOTE 13 — CONCENTRATION OF INVESTMENT RISK
All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Fund and its corresponding risks, see the Fund’s most recent Prospectus and/or the Statement of Additional Information.
Foreign Investments and/or Developing and Emerging Markets. Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.
NOTE 14 — RESTRUCTURING PLAN
Prior to May 2013, Voya Financial, Inc. was a wholly-owned subsidiary of ING Groep N.V. (“ING Groep”).
In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc. (formerly, ING U.S., Inc.), before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep was required to divest at least 25% of Voya Financial, Inc. by the end of 2013 and more than 50% by the end of 2014, and was required to divest its remaining interest by the end of 2016 (such divestment, the “Separation Plan”).
In May 2013, Voya Financial, Inc. conducted an initial public offering of its common stock (the “IPO”). In October 2013, March 2014, and September 2014, ING Groep divested additional shares in several secondary offerings of common stock of Voya Financial, Inc. and concurrent share repurchases by Voya Financial, Inc. These transactions reduced ING Groep’s ownership interest in Voya Financial, Inc. to 32%. Voya Financial, Inc. did not receive any proceeds from these offerings.
In November 2014, through an additional secondary offering and the concurrent repurchase of shares by Voya Financial, Inc., ING Groep further reduced its interest in Voya Financial, Inc. below 25% to approximately 19% (the “November 2014 Offering”). The November 2014 Offering was deemed by the Investment Adviser to be a change of control (the “Change of Control”), which resulted in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Investment Adviser and sub-adviser provide services to the Fund. In anticipation of this termination, and in order to ensure that the existing investment advisory and sub-advisory services could continue uninterrupted, in 2013 the Board approved new advisory and sub-advisory agreements for the Fund, as applicable, in connection with the IPO. In addition, in 2013, shareholders of the Fund approved new investment advisory and affiliated sub-advisory agreements prompted by the IPO, as well as any future advisory and affiliated sub-advisory agreements prompted by the Separation Plan that are approved by the Board and that have terms not materially different from the current agreements. This meant that shareholders would not have another opportunity to vote on a new agreement with the Investment Adviser or the current affiliated sub-adviser even upon a change of control prompted by the Separation Plan, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.

21

NOTES TO FINANCIAL STATEMENTS as of May 31, 2015 (continued)

NOTE 14 — RESTRUCTURING PLAN (continued)

On November 18, 2014, in response to the Change of Control, the Board, at an in-person meeting, approved new investment advisory and sub-advisory agreements. At that meeting, the Investment Adviser represented that the new investment advisory and affiliated sub-advisory agreements approved by the Board were not materially different from the agreements approved by shareholders in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Fund will not be asked to vote again on the new agreements with the Investment Adviser and affiliated sub-adviser.
In March 2015, ING Groep divested the remainder of its interest in Voya Financial, Inc. through a secondary offering of Voya Financial, Inc.’s common stock of and a concurrent share repurchase by Voya Financial, Inc. Voya Financial, Inc. did not receive any proceeds from these transactions.
NOTE 15 — SUBSEQUENT EVENTS
The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

22

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Mid Cap Value Advantage Fund	as of May 31, 2015

Shares		Value	Percentage of Net Assets
COMMON STOCK: 95.3%
	Consumer Discretionary: 9.8%
117,724	Coach, Inc.	$4,163,898	2.2
37,246	Delphi Automotive PLC	3,239,657	1.7
33,182	DineEquity, Inc.	3,238,563	1.7
97,448 @	Hilton Worldwide Holdings, Inc.	2,822,094	1.5
52,200	Kohl’s Corp.	3,418,578	1.8
32,962	Other Securities	1,818,843	0.9
		18,701,633	9.8
	Consumer Staples: 5.3%
114,648	ConAgra Foods, Inc.	4,426,559	2.3
25,385	Dr Pepper Snapple Group, Inc.	1,945,506	1.0
53,296	Pinnacle Foods, Inc.	2,246,427	1.2
18,949	Other Securities	1,390,478	0.8
		10,008,970	5.3
	Energy: 5.7%
33,872	Devon Energy Corp.	2,209,132	1.2
49,684	Hess Corp.	3,354,664	1.8
72,050	Plains GP Holdings L.P.	2,014,518	1.0
108,465	Other Securities	3,181,008	1.7
		10,759,322	5.7
	Financials: 30.6%
21,645	Ameriprise Financial, Inc.	2,696,751	1.4
53,343	Arthur J. Gallagher & Co.	2,584,468	1.4
69,323	BankUnited, Inc.	2,328,560	1.2
50,551	Blackstone Group LP	2,214,134	1.2
71,582	Carlyle Group L.P.	2,206,873	1.2
73,880	Corporate Office Properties Trust SBI MD	1,896,500	1.0
34,576	Discover Financial Services	2,014,744	1.0
81,206	FNF Group	3,082,580	1.6
84,518	Hartford Financial Services Group, Inc.	3,474,535	1.8
47,723	HCC Insurance Holdings, Inc.	2,728,801	1.4
122,720	Host Hotels & Resorts, Inc.	2,444,582	1.3
285,900	Huntington Bancshares, Inc.	3,182,067	1.7
91,785	Invesco Ltd.	3,655,797	1.9
240,539	Keycorp	3,507,059	1.8
34,221	Lazard Ltd.	1,901,319	1.0
61,289	PacWest Bancorp	2,751,263	1.5
78,255	ProLogis, Inc.	3,098,115	1.6
101,323	Starwood Property Trust, Inc.	2,420,606	1.3
58,422	Validus Holdings Ltd.	2,506,888	1.3
264,611	Other Securities	7,723,218	4.0
		58,418,860	30.6
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: 7.7%
27,545	Cardinal Health, Inc.	$2,428,643	1.3
21,458	Cigna Corp.	3,021,930	1.6
45,943 @	Community Health Systems, Inc.	2,541,107	1.3
44,817	Healthsouth Corp.	1,934,302	1.0
115,433	Select Medical Holdings Corp.	1,887,329	1.0
25,440	Zimmer Holdings, Inc.	2,902,450	1.5
		14,715,761	7.7
	Industrials: 9.2%
58,410	Fortune Brands Home & Security, Inc.	2,678,683	1.4
26,813	Hubbell, Inc.	2,896,608	1.5
56,833	KAR Auction Services, Inc.	2,117,597	1.1
34,407	Lincoln Electric Holdings, Inc.	2,312,494	1.2
264,708	Mueller Water Products, Inc.	2,440,608	1.3
13,681	Roper Industries, Inc.	2,393,628	1.3
12,050	TransDigm Group, Inc.	2,723,782	1.4
		17,563,400	9.2
	Information Technology: 10.5%
121,370	Applied Materials, Inc.	2,443,178	1.3
224,257	Brocade Communications Systems, Inc.	2,772,938	1.4
60,520	Fidelity National Information Services, Inc.	3,794,604	2.0
58,060	Microchip Technology, Inc.	2,852,488	1.5
34,724	TE Connectivity Ltd.	2,395,956	1.3
77,082 @	Vantiv, Inc.	3,083,280	1.6
27,362	Western Digital Corp.	2,663,964	1.4
		20,006,408	10.5
	Materials: 6.6%
39,052	Albemarle Corp.	2,348,978	1.2
57,825	International Paper Co.	2,997,070	1.6
49,500	Mosaic Co.	2,269,575	1.2
38,255	Packaging Corp. of America	2,646,481	1.4
109,394	Steel Dynamics, Inc.	2,385,883	1.2
		12,647,987	6.6
	Telecommunication Services: 1.9%
443,595	Frontier Communications Corp.	2,284,514	1.2
41,540	Other Securities	1,380,790	0.7
		3,665,304	1.9
	Utilities: 8.0%
53,261	DTE Energy Co.	4,219,869	2.2
80,452	El Paso Electric Co.	2,926,039	1.5
47,309	Entergy Corp.	3,617,719	1.9

See Accompanying Notes to Financial Statements
23

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Mid Cap Value Advantage Fund	as of May 31, 2015 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Utilities (continued)
49,998	Pinnacle West Capital Corp.	$3,045,878	1.6
55,304	Other Securities	1,441,776	0.8
		15,251,281	8.0
	Total Common Stock (Cost $168,787,815)	181,738,926	95.3
EXCHANGE-TRADED FUNDS: 2.0%
50,750	iShares Russell Midcap Value Index Fund	3,841,775	2.0
	Total Exchange-Traded Funds (Cost $3,845,964)	3,841,775	2.0
	Total Long-Term Investments (Cost $172,633,779)	185,580,701	97.3
SHORT-TERM INVESTMENTS: 3.1%
	Mutual Funds: 3.1%
5,825,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.080%†† (Cost $5,825,000)	5,825,000	3.1
	Total Short-Term Investments (Cost $5,825,000)	5,825,000	3.1
	Total Investments in Securities (Cost $178,458,779)	$191,405,701	100.4
	Liabilities in Excess of Other Assets	(755,186)	(0.4)
	Net Assets	$190,650,515	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2015.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
††
Rate shown is the 7-day yield as of May 31, 2015.

@
Non-income producing security.

Cost for federal income tax purposes is $179,033,577.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$16,456,573
Gross Unrealized Depreciation	(4,084,449)
Net Unrealized Appreciation	$12,372,124

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2015
Asset Table
Investments, at fair value
Common Stock*	$181,738,926	$—	$—	$181,738,926
Exchange-Traded Funds	3,841,775	—	—	3,841,775
Short-Term Investments	5,825,000	—	—	5,825,000
Total Investments, at fair value	$191,405,701	$—	$—	$191,405,701

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements
24

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended May 31, 2015 were as follows:
Fund Name	Type	Per Share Amount
Voya Mid Cap Value Advantage Fund
Class A	NII	$0.3188
Class B	NII	$—
Class C	NII	$0.2205
Class I	NII	$0.3841
Class O	NII	$0.3177
Class R	NII	$0.2772
Class W	NII	$0.3703
All Classes	STCG	$0.5058
All Classes	LTCG	$3.6444

NII − Net investment income
STCG − Short-term capital gain
LTCG − Long-term capital gain
Of the ordinary distributions made during the year ended May 31, 2015, 47.88% qualifies for the dividends received deduction (DRD) available to corporate shareholders.
For the year ended May 31, 2015, 48.04% of ordinary distributions paid by the Fund is designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals.
The Fund designates 100% of its short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2).
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
25

DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Company are managed under the direction of the Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Independent Directors:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Director	May 2013 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present).	157	DSM/Dentaquest, Boston, MA (February 2014 - Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Chairperson Director	January 2014 - Present May 2013 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - Present).	157	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Director	May 2013 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	157	Wisconsin Energy Corporation (June 2006 - Present) and The Royce Funds (35 funds) (December 2009 - Present).
Albert E. DePrince, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Director	June 1998 - Present	Retired. Formerly, Professor of Economics and Finance, Middle Tennessee State University (August 1991 - July 2014); Dr. DePrince continued to hold a position with the university under a post-retirement contract through the end of 2014.	157	None.
Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Director	May 2013 - Present	Retired.	157	First Marblehead Corporation (September 2003 - Present).
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Director	December 2007 - Present	Retired.	157	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Director	May 2013 - Present	Retired.	157	Assured Guaranty Ltd. (April 2004 - Present).
26

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Director	January 2003 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present).	157	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Director	May 2013 - Present	Consultant (May 2001 - Present).	157	None.
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director	May 2013 - Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 - August 2011).	157	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).
Director who is an “interested person”:
Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Director	December 2007 - Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006 - Present).	157	Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005 - Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management, LLC (March 2006 - Present); and Voya Investment Trust Co. (April 2009 - Present).

(1)
Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Director”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for the purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of June 30, 2015.

(3)
Mr. Mathews is deemed to be an “interested person” of the Company as defined in the 1940 Act, because of his current affiliation with any of the Voya funds, Voya Financial, Inc., or Voya Financial, Inc.’s affiliates.

27

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	President and Chief Executive Officer	December 2006 - Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006 - Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Executive Vice President	April 2002 - Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (April 2012 - Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 - December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007 - April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011 - February 2012).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 65	Executive Vice President Chief Investment Risk Officer	March 2002 - Present May 2013 - Present	Executive Vice President, Voya Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 - Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Chief Compliance Officer	February 2012 - Present	Senior Vice President and Chief Compliance Officer, Voya Investments, LLC (February 2012- Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 - January 2012).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, Voya Funds Services, LLC (March 2005 - Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Senior Vice President	December 2003 - Present	Senior Vice President, Voya Investments, LLC (October 2003 - Present).
Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President	September 2012 - Present	Senior Vice President - Fund Compliance, Voya Funds Services, LLC (June 2012 - Present); Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January 2014 - Present). Formerly, Vice President - Platform Product Management & Project Management, Voya Investments, LLC (April 2007 - June 2012).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Senior Vice President	June 2006 - Present	Senior Vice President, Head of Division Operations, Voya Funds Services, LLC (January 2006 - Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President and Treasurer	September 2012 - Present	Vice President, Voya Funds Services, LLC (March 2012 - Present). Formerly, Assistant Vice President - Director, Voya Funds Services, LLC (March 2003 - March 2012).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	September 2004 - Present	Vice President, Voya Funds Services, LLC (September 2004 - Present).
28

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	March 2003 - Present	Vice President, Voya Investments, LLC and Voya Funds Services, LLC (February 1996 - Present); Vice President, Voya Investments, LLC (October 2004 - Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010 - Present); Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013 - Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012 - Present). Formerly, Chief Compliance Officer, Voya Investments Distributor, LLC (August 1995 - April 2010).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	September 2014 - Present	Vice President, Voya Funds Services, LLC (April 2014 - Present). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 - March 2014).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	March 2002 - Present	Vice President, Voya Funds Services, LLC (November 1995 - Present) and Voya Investments, LLC (August 1997 - Present). Formerly, Treasurer, Voya Family of Funds (November 1999 - February 2012).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Vice President	September 2012 - Present	Vice President, Voya Funds Services, LLC (July 2007 - Present).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	March 2006 - Present	Vice President - Mutual Fund Product Development, Voya Investments, LLC (July 2012 - Present); Vice President, Voya Investment Management - Voya Family of Funds (March 2010 - Present) and Vice President, Voya Funds Services, LLC (March 2006 - Present). Formerly Managing Paralegal, Registration Statements (June 2003 - July 2012).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	May 2013 - Present	Vice President - Director of Tax, Voya Funds Services, LLC (March 2013 - Present). Formerly, Assistant Vice President - Director of Tax, Voya Funds Services, LLC (March 2008 - February 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Secretary	May 2013 - Present	Senior Vice President and Chief Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Assistant Secretary	August 2010 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 -Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Assistant Secretary	May 2013 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010).

(1)
The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

29

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

APPROVAL OF AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENT
At a meeting held on March 12, 2015, the Board of Directors (the “Board”) of Voya Series Fund, Inc. (the “Company”), including a majority of Board members who have no direct or indirect interest in the advisory agreement (“Independent Directors) of Voya Mid Cap Value Advantage Fund (the “Fund”), a series of the Company, approved amending and restating the Investment Management Agreement between the Company, on behalf of the Fund, and Voya Investments, LLC so that, effective May 1, 2015, the terms of the Fund’s Investment Management Agreement and its Administration Agreement are combined under a single Amended and Restated Investment Management Agreement with a single management fee. The single management fee rate under the Fund’s Amended and Restated Investment Management Agreement does not exceed the former combined investment management and administrative services fee rates for the Fund and, under the Fund’s Amended and Restated Investment Management Agreement, there was no change to the investment management or administrative services provided or the fees charged to the Fund.
In connection with its review, the Board determined that it did not need to consider certain factors it typically considers during its review of the Fund’s advisory agreements because it had reviewed, among other matters, the nature, extent and quality of services being provided and, as applicable, actions taken in certain instances to improve the relationship between the costs and the quality of services being provided, on September 12, 2014, when it renewed the Agreement. On September 12, 2014, the Board concluded, in light of all factors it considered, to renew the Agreement and that the fee rate set forth in the Agreement was fair and reasonable. Among other factors considered at that meeting, the Board considered: (1) the nature, extent and quality of services provided under the Agreement; (2) the extent to which economies of scale are reflected in the fee rate schedule under the Agreement; (3) the existence of any “fall-out” benefits to the Adviser and its affiliates; (4) a comparison of the fee rate, expense ratio, and investment performance to those of similar funds; and (5) the costs incurred and profits realized by the Adviser and its affiliates with respect to their services to the Fund. A further description of the process followed by the Board in approving the Agreement on September 12, 2014, including the information reviewed, certain material factors considered and certain related conclusions reached, is set forth in the Fund’s semi-annual report to shareholders for the period ended November 30, 2014.
On March 12, 2015, the Board, including the Independent Directors, approved the Amended and Restated Investment Management Agreement. In analyzing whether to approve the Amended and Restated Investment Management Agreement, the Board did consider, among other things: (1) a memorandum and related materials outlining the terms of this Agreement and Management’s rationale for proposing the amendments that combine the terms of the Fund’s investment management and administrative services arrangements under a single agreement; (2) Management’s representations that, under the Amended and Restated Investment Management Agreement, there would be no change in the fees payable for the combination of advisory and administrative services provided to the Fund; (3) Management’s confirmation that the implementation of the Amended and Restated Investment Management Agreement would result in no change in the scope of services that the Adviser provides to the Fund and that the personnel who have provided administrative and advisory services to the Fund previously would continue to do so after the Amended and Restated Investment Management Agreement become effective; and (4) representations from Management that the combination of the Agreements better aligns the Fund’s contracts with the manner in which Voya provides such services to the Fund. In approving the amendment to the Fund’s Investment Management Agreement, different Board members may have given different weight to different individual factors and related conclusions.

30

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com

AR-VMCVAF         (0515-072415)

Annual Report
May 31, 2015
Voya Capital Allocation Fund
Classes A, B, C, I, O and W
E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.
PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

A question of resources
Dear Shareholder,
Geopolitical strategy and diplomacy — not to mention the global economy — are deeply driven by questions of access to resources. Who has what you need? How much do you have to pay to get it? How friendly do buyers and sellers need to be?
Today we are confronted with a variety of such issues that may profoundly affect the world for decades to come. For example, the renewed prominence of the United States as an energy producer likely will impact the relationships between consumers, like Europe, and producers, such as Russia and the Organization of Petroleum Exporting Countries, OPEC. While the surge of people fleeing wars in the Middle East and Africa may present an integration challenge to Europe, it also may represent an infusion of youth and energy that the aging continent needs. And as traditional supplies of water come under stress, the need for alternative water sources will likely spur the creation of new technologies and new investment opportunities.
Of course, there are more immediate economic concerns, notably whether central bank support — waning in the U.S., expanding pretty much everywhere else — can sustain global economic growth. Add in elements of political uncertainty, and bouts of market volatility should not be unexpected.
What lessons lie here for your investment program? The most important: Don’t try to “game” diversification. No one can be certain how the global economy will turn, or know where the best investment opportunities will arise. We believe that rather than groping for the next hot investment, you’re well advised to remain broadly diversified, retaining the potential to benefit from whatever the next generation of opportunities has to offer. Periodically review your portfolio with your financial advisor to make sure it remains focused on your investing goals. And as always, do not make changes to your portfolio without first discussing them with your financial advisor.
We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,

Shaun Mathews
President and Chief Executive Officer
June 23, 2015
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

Market Perspective: Year Ended May 31, 2015

In the first half of our fiscal year, global equities, represented by the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, maintained an uneven recovery as economic activity and sentiment steadily lifted after a cold and snowy winter in the U.S. This continued into the second half and for the whole year the Index returned 13.24%, but by the end the forces driving financial markets had substantially changed. (The Index returned 5.70% for the one year ended May 31, 2015, measured in U.S. dollars.)
For much of the year it seemed that the only credible major growth story in the world was the U.S. Markets took the October end of U.S. quantitative easing in stride and economic data were on balance positive. In particular the March employment report marked the twelfth consecutive month in which more than 200,000 jobs were created and the unemployment rate was down to 5½%.
But reservations remained about the low labor force participation rate and wage growth. And by May some reports had started to deteriorate, in part due to the effects of another harsh winter. The three-month average of jobs created dipped below 200,000. Industrial production and the purchasing managers’ index for the manufacturing sector were flat to falling. Retail sales were stagnant, despite lower gasoline prices. As for oil prices, the price of a barrel of oil bounced from its mid-March low, but still ended May at two thirds of its level eight months earlier. While this would boost consumption in time, the more immediate effect was to reduce profits and investment in the energy sector and in industries that service it. The related surge in the dollar (see below) would weigh on the trade deficit. This was evident in gross domestic product (“GDP”), which fell 0.7% annualized in the first quarter of 2015, after rising 2.2% in the previous quarter.
Outside of the U.S., annual GDP growth in China decelerated to 7.0% in the first quarter of 2015, the slowest in six years, depressing demand in the world’s commodity supplying countries. Japan re-entered recession in the third quarter of 2014 after an April rise in the consumption tax, and the weak inventory-led rebound was a disappointment.
But it was the euro zone that attracted most of the attention. The region entered 2015 after growth of barely 1% in 2014, unemployment perched at 11.5% and consumer prices falling. In Greece, on January 26, a new government took power, mandated to ease the terms of its €240 billion bailout and roll back reforms. The reaction of its creditors was uncompromising and the specter again loomed of a euro zone member country being forced out of the single currency with unknowable side effects. But four days earlier the European Central Bank had at last announced a program of quantitative easing, the elixir that despite all else, might drive asset prices higher, judging from the experience of the U.S. and Japan. Monthly purchases of bonds worth €60 billion would and did commence in March 2015. They would continue through September 2016. Furthermore by the end of the period, the gloomy euro zone data seemed to be turning. The unemployment rate edged down to 11.2%; prices stopped falling; GDP rose 0.4% in the first quarter of 2015. Falling interest rates and the weaker euro would be good for business. Increasingly, buy euro zone equities, preferably currency-hedged, sell U.S., was the trade in the news.
In U.S. fixed income markets, the Treasury yield curve flattened during the fiscal year and the Barclays Long-Term U.S. Treasury sub-index returned 10.32%. The Barclays U.S. Treasury Bond index as a whole returned 3.07%, practically identical to the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) of investment grade bonds, which increased 3.03%. The Barclays U.S. Corporate Investment Grade Bond sub-index added 2.72%, beating the 1.96% of the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate).
U.S. equities, represented by the S&P 500® Index including dividends, gained 11.81% over the year. The consumer discretionary sector was the top performer, soaring 27.25%. Only one sector lost ground: not surprisingly energy, down 15.39%. Many commentators expected S&P 500® earnings to start falling soon, depressed by the effect of lower energy prices and of the strong dollar on the value of revenues earned outside the U.S. Others remarked on the supportive effect of continuing high levels of share buybacks, with a value of  $553 billion in 2014, the highest since 2007.
In currencies, the dollar rallied strongly in the fiscal year, jumping 24.11% on the euro, as the prospect and then the reality of euro zone quantitative easing drove down interest rates. The dollar gained a similar 21.99% against the yen, accelerating in November on an announced increase in monetary easing in Japan and a partial re-allocation into non-yen securities for the giant Government Pension Investment Fund (“GPIF”). The dollar added 9.57% against the pound. The UK has a comparable growth story to the U.S., but dollar interest rates seemed more likely to rise first.
In international markets, the MSCI Japan® Index surged 20.43%, with exporters benefiting from the lower yen and all sectors from the GPIF’s rebalancing into stocks. The MSCI Europe ex UK® Index gained 14.49%, eclipsing in April its previous record from 2007. Quantitative easing, plus the declining euro that went with it, ultimately trumped the poor economic data that prevailed through most of the period. The MSCI UK® Index added just 5.26%, with financials and the consumer sectors making the top contributions. The 15 largest names in the UK index: multinationals accounting for half of its value, barely contributed 1% of the 5.26%.
Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Long-Term U.S. Treasury Index	The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.
Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Europe, Australasia and Far East® (“MSCI EAFE”) Index	An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 3000® Index	A broad-based, market capitalization weighted index that represents approximately 98% of the investable U.S. equity market.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Target Risk Growth Index	Seeks to provide increased exposure to equities, while also using some fixed-income exposure to dampen risk.
3

Voya Capital Allocation Fund	Portfolio Managers’ Report

Target Allocations as of May 31, 2015 (percent of net assets)
Asset Class	Target
U.S. Large-Capitalization Stocks	26%
U.S. Mid-Capitalization Stocks	6%
U.S. Small-Capitalization Stocks	3%
Non-U.S./International Stocks	23%
Emerging Markets	7%
Real Estate Stocks	2%
Commodities	1%
Fixed-Income Securities	31%
Cash	1%
Total	100%
Portfolio holdings are subject to change daily.
Voya Capital Allocation Fund (the “Fund” or “Capital Allocation”) seeks to provide total return consisting of capital growth, both realized and unrealized, and current income. The Fund is managed by Paul Zemsky, CFA, and Derek Sasveld, CFA, Portfolio Managers, of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.
The Fund is a fund-of-funds. It uses a proprietary asset allocation strategy to determine the percentage of the Fund’s net assets to invest in each of the underlying funds (the “target allocations”). Target allocations may be changed from time to time. The Fund’s strategic allocation benchmark, the Capital Allocation Fund Composite Index(1), reflects these target allocations.
Performance: For the year ended May 31, 2015, the Fund’s Class A shares, excluding sales charges, provided a total return of 2.86% compared to the S&P Target Risk Growth Index, the Barclays U.S. Aggregate Bond Index, the MSCI EAFE® Index, the Russell 3000® Index and the Capital Allocation Fund Composite Index (“CAF Composite”), which returned 6.27%, 3.03%, -0.48%, 11.86% and 2.81%, respectively, during the same period.
Portfolio Specifics: For the reporting period, the Fund underperformed the S&P Target Risk Growth Index and outperformed its strategic CAF Composite benchmark.
The CAF Composite underperformed the S&P Target Risk Growth Index (“S&P”) mainly because of the S&P’s higher allocation to domestic bonds, particularly U.S. Treasury securities, which outperformed global bonds for the period. The CAF Composite’s bias towards high yield bonds also detracted from performance, as credit sensitive assets underperformed more interest-rate sensitive assets for the period. This was partially offset by the CAF Composite’s better return on domestic equities, due to its preference towards domestic mid cap equities, which outperformed their large cap counterparts.
The Fund attempts to outperform the return of the CAF Composite through tactical asset allocation, i.e., deviating from the CAF Composite asset allocation over the short and medium term. A tactical overweight to domestic large cap equity — which the Fund held for the majority of the reporting period — helped performance. Another favorable trade was an overweight to Japanese large cap equity initiated in December and removed in March. These gains were partly offset by an unfavorable overweight to high yield bonds, funded by an underweight to core fixed income, held throughout the period.
The Fund also attempts to outperform the return of the CAF Composite through the selection of underlying funds which represent the various asset classes within the CAF Composite. The underlying funds with the highest outperformance versus their asset class benchmarks were Voya International Core Fund, Voya Multi-Manager International Equity Fund and Voya Intermediate Bond Fund. The underlying funds with the largest underperformance were Voya Multi-Manager Emerging Markets Equity Fund, Voya Multi-Manager Mid Cap Value Fund and Voya Global Real Estate Fund.
Current Strategy and Outlook: We believe equities will remain volatile as we move closer to a Federal Reserve Board rate hike, but we remain positive on U.S. risk assets for the time being. In addition, we are favorable on the outlook for European large cap equities, as euro zone economic activity is improving at an accelerated rate as of April and bank lending continues to improve. As previously stated, we remain cautious on emerging markets due to their declining profitability relative to developed markets. In an effort to mitigate the impact of rising interest rates, we continue to favor credit-risk investments such as high yield corporate bonds and senior bank loans over core fixed income investments such as investment-grade corporate bonds or U.S Treasuries. At the end of April, we initiated a small allocation to commodities with a view that nascent wage rises in the United States and expansionary monetary policy outside the U.S. could bring increased inflation pressure, which could push commodity prices upward. What’s more, we believe supply has been reduced in the major commodity categories, which could add to upward pricing pressures.

(1)
The Capital Allocation Fund Composite Index is composed of several indices that we believe provide an internal reference benchmark against which the actual performance of the Fund’s portfolio can be compared. As of May 31, 2015, the index allocation is approximately: 1% of the Citi Group 3-Month Treasury Bill Index, 6% of the Barclays U.S. Aggregate Bond Index, 20% of the MSCI EAFE® Index, 7% of the MSCI Emerging Markets Index, 12% of the Russell 1000® Growth Index, 14% of the Russell 1000® Value Index, 3% of the Russell 2000® Index, 7% of the Russell Midcap® Index, 2% of the S&P Developed Property Total Return Index, 15% of the Barclays Global Aggregate Index, 5% of the JPMorgan Government Bond Index — Emerging Markets Global Diversified USD Index and 5% of the Barclays High Yield Bond — 2% Issuer Constrained Composite Index, 3% of S&P/LSTA Leveraged Loan Index.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

Portfolio Managers’ Report	Voya Capital Allocation Fund

Average Annual Total Returns for the Periods Ended May 31, 2015
	1 Year	5 Year	10 Year	Since Inception of Class O November 15, 2006	Since Inception of Class W August 5, 2011
Including Sales Charge:
Class A(1)	-3.06%	7.53%	4.09%	—	—
Class B(2)	-2.98%	7.68%	3.92%	—	—
Class C(3)	1.09%	7.98%	3.92%	—	—
Class I	3.09%	9.10%	4.98%	—	—
Class O	2.79%	8.78%	—	4.41%	—
Class W	3.05%	—	—	—	8.80%
Excluding Sales Charge:
Class A	2.86%	8.80%	4.71%	—	—
Class B	2.02%	7.98%	3.92%	—	—
Class C	2.09%	7.98%	3.92%	—	—
Class I	3.09%	9.10%	4.98%	—	—
Class O	2.79%	8.78%	—	4.41%	—
Class W	3.05%	—	—	—	8.80%
S&P Target Risk Growth Index	6.27%	10.41%	6.48%	5.47%	10.69%
Barclays U.S. Aggregate Bond Index	3.03%	3.90%	4.61%	4.88%	3.05%
MSCI EAFE® Index	-0.48%	9.95%	5.56%	2.40%	9.27%
Russell 3000® Index	11.86%	16.54%	8.41%	7.41%	18.52%
Based on a $250,000 initial investment, the graph and table above illustrate the total return of Voya Capital Allocation Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 922-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

Effective April 7, 2008, the Fund was converted from a mutual fund, which invested directly in securities, to a fund-of-funds, which invests in other mutual funds.

5

Shareholder Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from December 1, 2014 to May 31, 2015. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2014	Ending Account Value May 31, 2015	Annualized Expense Ratio*	Expenses Paid During the Period Ended May 31, 2015**	Beginning Account Value December 1, 2014	Ending Account Value May 31, 2015	Annualized Expense Ratio*	Expenses Paid During the Period Ended May 31, 2015**
Class A	$1,000.00	$1,021.90	0.38%	$1.92	$1,000.00	$1,023.04	0.38%	$1.92
Class B	1,000.00	1,017.40	1.13	5.68	1,000.00	1,019.30	1.13	5.69
Class C	1,000.00	1,018.10	1.13	5.69	1,000.00	1,019.30	1.13	5.69
Class I	1,000.00	1,023.50	0.13	0.66	1,000.00	1,024.28	0.13	0.66
Class O	1,000.00	1,021.30	0.38	1.91	1,000.00	1,023.04	0.38	1.92
Class W	1,000.00	1,023.10	0.13	0.66	1,000.00	1,024.28	0.13	0.66

*
The annualized expense ratios do not include expenses of the underlying funds.

**
Expenses are equal to the Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors
Voya Series Fund, Inc.:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Voya Capital Allocation Fund, a series of Voya Series Fund, Inc., as of May 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2015, by correspondence with the custodian, transfer agent of the underlying funds, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Voya Capital Allocation Fund as of May 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
July 27, 2015
7

STATEMENT OF ASSETS AND LIABILITIES as of May 31, 2015

ASSETS:
Investments in securities at fair value*	$97,362
Investments in affiliated underlying funds at fair value**	168,798,757
Investments in unaffiliated underlying funds at fair value***	21,065,494
Total investments at fair value	$189,961,613
Cash	1,750,862
Cash collateral for futures	155,136
Receivables:
Investment in affiliated underlying funds sold	1,917,747
Fund shares sold	91,217
Dividends	103,514
Interest	444
Prepaid expenses	24,611
Reimbursement due from manager	88,943
Other assets	35,800
Total assets	194,129,887
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	1,118,701
Payable for investments in unaffiliated underlying funds purchased	925,794
Payable for fund shares redeemed	85,799
Payable for investment management fees	42,817
Payable for distribution and shareholder service fees	55,633
Payable for directors fees	943
Payable to directors under the deferred compensation plan (Note 6)	35,800
Other accrued expenses and liabilities	62,153
Total liabilities	2,327,640
NET ASSETS	$191,802,247
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$212,723,670
Undistributed net investment income	375,047
Accumulated net realized loss	(41,915,686)
Net unrealized appreciation	20,619,216
NET ASSETS	$191,802,247
* Cost of investments in securities	$93,054
** Cost of investments in affiliated underlying funds	$148,419,357
*** Cost of investments in unaffiliated underlying funds	$20,906,907
See Accompanying Notes to Financial Statements
8

STATEMENT OF ASSETS AND LIABILITIES as of May 31, 2015 (continued)

Class A
Net assets	$86,884,011
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	8,022,391
Net asset value and redemption price per share†	$10.83
Maximum offering price per share (5.75%)(1)	$11.49
Class B
Net assets	$1,710,145
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	156,271
Net asset value and redemption price per share†	$10.94
Class C
Net assets	$26,229,271
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	2,414,092
Net asset value and redemption price per share†	$10.87
Class I
Net assets	$14,705,069
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	1,338,327
Net asset value and redemption price per share	$10.99
Class O
Net assets	$62,182,913
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	5,772,048
Net asset value and redemption price per share	$10.77
Class W
Net assets	$90,838
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	8,273
Net asset value and redemption price per share	$10.98

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
9

STATEMENT OF OPERATIONS for the year ended May 31, 2015

INVESTMENT INCOME:
Dividends from affiliated underlying funds	$2,515,971
Interest	5,752
Dividends from unaffiliated underlying funds	721,428
Total investment income	3,243,151
EXPENSES:
Investment management fees(1)	316,794
Distribution and shareholder service fees:
Class A	204,842
Class B	21,035
Class C	267,360
Class O	157,419
Transfer agent fees:
Class A	93,853
Class B	2,363
Class C	30,881
Class I	10,969
Class O	72,464
Class W	39
Administrative service fees(1)	149,872
Shareholder reporting expense	35,392
Registration fees	74,568
Professional fees	42,883
Custody and accounting expense	23,145
Directors fees	5,659
Miscellaneous expense	6,771
Total expenses	1,516,309
Net waived and reimbursed fees	(620,895)
Net expenses	895,414
Net investment income	2,347,737
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(199,255)
Sale of unaffiliated underlying funds	795,377
Capital gain distributions from affiliated underlying funds	7,711,643
Foreign currency related transactions	2,952
Futures	125,096
Sale of affiliated underlying funds	2,886,758
Net realized gain	11,322,571
Net change in unrealized appreciation (depreciation) on:
Investments	197,493
Affiliated underlying funds	(7,308,105)
Unaffiliated underlying funds	(1,940,100)
Futures	253,241
Net change in unrealized appreciation (depreciation)	(8,797,471)
Net realized and unrealized gain	2,525,100
Increase in net assets resulting from operations	$4,872,837

(1)
Effective May 1, 2015, the investment management fee and administration fee were combined under a single amended and restated investment management agreement. Please see Note 4 for further information.

See Accompanying Notes to Financial Statements
10

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended May 31, 2015	Year Ended May 31, 2014
FROM OPERATIONS:
Net investment income	$2,347,737	$2,492,003
Net realized gain	11,322,571	9,579,620
Net change in unrealized appreciation (depreciation)	(8,797,471)	9,271,266
Increase in net assets resulting from operations	4,872,837	21,342,889
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(2,118,835)	(1,933,578)
Class B	(35,118)	(38,731)
Class C	(521,716)	(407,910)
Class I	(420,467)	(362,212)
Class O	(1,663,579)	(1,413,380)
Class W	(1,520)	(86)
Total distributions	(4,761,235)	(4,155,897)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	20,386,857	16,328,598
Reinvestment of distributions	2,747,954	2,423,581
	23,134,811	18,752,179
Cost of shares redeemed	(28,627,220)	(33,568,639)
Net decrease in net assets resulting from capital share transactions	(5,492,409)	(14,816,460)
Net increase (decrease) in net assets	(5,380,807)	2,370,532
NET ASSETS:
Beginning of year or period	197,183,054	194,812,522
End of year or period	$191,802,247	$197,183,054
Undistributed net investment income at end of year or period	$375,047	$258,092

See Accompanying Notes to Financial Statements
11

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)††(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
05-31-15	10.82	0.14•	0.16	0.30	0.29	—	—	0.29	—	10.83	2.86	0.71	0.38	0.38	1.33	86,884	38
05-31-14	9.91	0.14	1.00	1.14	0.23	—	—	0.23	—	10.82	11.57	0.75	0.37	0.37	1.37	86,914	46
05-31-13	8.78	0.21•	1.19	1.40	0.27	—	—	0.27	—	9.91	16.17	0.65	0.38	0.38	2.21	89,440	59
05-31-12	9.54	0.23	(0.73)	(0.50)	0.26	—	—	0.26	—	8.78	(5.17)	0.58	0.38	0.38	2.45	88,615	114
05-31-11	8.11	0.17•	1.47	1.64	0.21	—	—	0.21	—	9.54	20.56	0.82	0.43	0.43	1.86	118,321	59
Class B
05-31-15	10.91	0.07•	0.14	0.21	0.18	—	—	0.18	—	10.94	2.02	1.46	1.13	1.13	0.65	1,710	38
05-31-14	9.97	0.06	1.02	1.08	0.14	—	—	0.14	—	10.91	10.84	1.50	1.12	1.12	0.66	2,545	46
05-31-13	8.83	0.14•	1.18	1.32	0.18	—	—	0.18	—	9.97	15.10	1.40	1.13	1.13	1.48	3,291	59
05-31-12	9.53	0.16•	(0.72)	(0.56)	0.14	—	—	0.14	—	8.83	(5.88)	1.33	1.13	1.13	1.73	4,349	114
05-31-11	8.08	0.11	1.48	1.59	0.14	—	—	0.14	—	9.53	19.82	1.57	1.18	1.18	1.20	9,466	59
Class C
05-31-15	10.86	0.06	0.16	0.22	0.21	—	—	0.21	—	10.87	2.09	1.46	1.13	1.13	0.60	26,229	38
05-31-14	9.95	0.06	1.01	1.07	0.16	—	—	0.16	—	10.86	10.81	1.50	1.12	1.12	0.60	27,300	46
05-31-13	8.82	0.14•	1.19	1.33	0.20	—	—	0.20	—	9.95	15.19	1.40	1.13	1.13	1.46	24,344	59
05-31-12	9.57	0.16	(0.72)	(0.56)	0.19	—	—	0.19	—	8.82	(5.83)	1.33	1.13	1.13	1.67	23,783	114
05-31-11	8.13	0.09	1.49	1.58	0.14	—	—	0.14	—	9.57	19.65	1.57	1.18	1.18	1.11	29,150	59
Class I
05-31-15	10.98	0.18	0.15	0.33	0.32	—	—	0.32	—	10.99	3.09	0.42	0.13	0.13	1.59	14,705	38
05-31-14	10.05	0.17	1.02	1.19	0.26	—	—	0.26	—	10.98	11.94	0.40	0.12	0.12	1.63	15,100	46
05-31-13	8.92	0.24•	1.20	1.44	0.31	—	—	0.31	—	10.05	16.30	0.34	0.13	0.13	2.47	14,901	59
05-31-12	9.68	0.26	(0.73)	(0.47)	0.29	—	—	0.29	—	8.92	(4.80)	0.27	0.07	0.07	2.72	13,873	114
05-31-11	8.22	0.19•	1.50	1.69	0.23	—	—	0.23	—	9.68	20.96	0.57	0.18	0.18	2.10	16,325	59
Class O
05-31-15	10.77	0.15	0.14	0.29	0.29	—	—	0.29	—	10.77	2.79	0.71	0.38	0.38	1.34	62,183	38
05-31-14	9.86	0.14	1.00	1.14	0.23	—	—	0.23	—	10.77	11.64	0.75	0.37	0.37	1.37	65,315	46
05-31-13	8.75	0.21•	1.18	1.39	0.28	—	—	0.28	—	9.86	16.02	0.65	0.38	0.38	2.21	62,833	59
05-31-12	9.51	0.22	(0.72)	(0.50)	0.26	—	—	0.26	—	8.75	(5.16)	0.58	0.38	0.38	2.42	59,565	114
05-31-11	8.08	0.17•	1.47	1.64	0.21	—	—	0.21	—	9.51	20.64	0.82	0.43	0.43	1.86	67,756	59
See Accompanying Notes to Financial Statements
12

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)††(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class W
05-31-15	10.98	0.04•	0.28	0.32	0.32	—	—	0.32	—	10.98	3.05	0.46	0.13	0.13	0.40	91	38
05-31-14	10.05	0.15•	1.04	1.19	0.26	—	—	0.26	—	10.98	11.91	0.50	0.12	0.12	1.47	8	46
05-31-13	8.91	0.24•	1.20	1.44	0.30	—	—	0.30	—	10.05	16.36	0.40	0.13	0.13	2.47	3	59
08-05-11(5) - 05-31-12	8.96	0.20•	0.04	0.24	0.29	—	—	0.29	—	8.91	2.83	0.33	0.13	0.13	2.66	3	114

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include expenses of Underlying Funds.

(5)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the period.

††
Net investment income is affected by the timing of the declaration of dividends by the Underlying Funds in which the Fund invests.

See Accompanying Notes to Financial Statements
13

NOTES TO FINANCIAL STATEMENTS as of May 31, 2015

NOTE 1 — ORGANIZATION
Voya Series Fund, Inc. (the “Company”) was incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. There are seven separate active investment series that comprise the Company. The series included in this report is Voya Capital Allocation Fund (“Capital Allocation” or the “Fund”), a diversified series of the Company.
The Fund offers the following classes of shares: Class A, Class B, Class C, Class I, Class O and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.
Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investments oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Voya Investments has engaged Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser to the Fund. Voya Investments Distributor, LLC
(“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. The net asset value (“NAV”) per share for each class of the Fund is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) each day on which the NYSE is open for trading. The Fund is open for business every day the NYSE is open. Fund shares will not be priced on days when the NYSE is closed. The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the normal trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the mean of the closing bid and ask price on that day. Bank loans are valued at the average of the averages between the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, the Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Board of Directors (“Board”). Such procedures provide, for example, that: (a) Debt obligations are valued

14

NOTES TO FINANCIAL STATEMENTS as of May 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (b) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (c) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (d) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (e) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (f) Forward foreign currency contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (g) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which the Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and the close of the NYSE. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the Sub-Adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments. The Fund classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.
The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Fund’s Investment Adviser. Prior to May 1, 2015, the Pricing Committee was established by the Fund’s administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available,

15

NOTES TO FINANCIAL STATEMENTS as of May 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

through either public information or information available to the Investment Adviser or Sub-Adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Portfolio uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured a Portfolio can obtain the fair value assigned to a security if it were to sell the security.
To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.
For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented when a Fund has a significant amount of Level 3 investments.
For the year ended May 31, 2015, there have been no significant changes to the fair valuation methodologies.
B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Premium amortization and discount accretion are determined by the effective yield method. Capital gain dividends from affiliated Underlying Funds are recorded as distributions of realized gains from affiliated Underlying Funds.
C. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)
Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.
Reported net realized foreign exchange gains or losses arise from the difference between the amounts of foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received. Net unrealized foreign exchange gains and losses arise from changes in the value of foreign/withholding tax reclaim receivables at fiscal year end, resulting from changes in the exchange rate.
D. Risk Exposures and the Use of Derivative Instruments. The Fund may also pursue its investment objectives by purchasing derivative instruments, including, but not limited to, futures contracts. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors.
Market Risk Factors. In pursuit of its investment objectives, the Fund invests in derivative instruments to increase or decrease its exposure to equity risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative

16

NOTES TO FINANCIAL STATEMENTS as of May 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.
E. Futures Contracts. The Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts, if any, are reported on a table following the Fund’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements, if any, on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Fund’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Fund’s Statement of Operations. Realized gains (losses) are reported in the Fund’s Statement of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended May 31, 2015, the Fund purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. The Fund also sold futures contracts on various bonds and notes as part of its duration strategy. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended May 31, 2015, the Fund had an average notional value of  $4,597,840 and $4,600,060 on futures contracts purchased and sold, respectively. Please refer to the table following the Portfolio of Investments for open futures contracts at May 31, 2015.
F. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. MxFund declares and pays dividends and capital gains, if any, at least annually to comply with the distribution requirements of the Internal Revenue Code and may make distributions on a more frequent basis. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.
G. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

17

NOTES TO FINANCIAL STATEMENTS as of May 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

H. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended May 31, 2015, the cost of purchases and proceeds from the sales of investments, excluding short-term and U.S. government securities, were as follows:
Purchases	Sales
$71,834,568	$77,719,243
NOTE 4 — INVESTMENT MANAGEMENT FEES
Prior to May 1, 2015, the Fund had entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. This Management Agreement compensated the Investment Adviser with a management fee equal to 0.08% of the Fund’s average daily net assets invested in affiliated Underlying Funds and 0.800% on the first $500 million, 0.775% on the next $500 million, 0.750% on the next $500 million, 0.725% on the next $500 million and 0.700% in excess of  $2 billion of the Fund’s average daily net assets invested in unaffiliated Underlying Funds and/or other investments. Amounts paid to the Investment Adviser through April 30, 2015 are reflected as investment management fees on the accompanying Statement of Operations.
Also, prior to May 1, 2015, the Fund had entered into an administrative agreement (“Administrative Agreement”) with Voya Funds Services, LLC (the “Administrator”), a Delaware limited liability company. The Administrator provided certain administrative and shareholder services necessary for Fund operations and was responsible for the supervision of other service providers. Effective January 1, 2015, the Administrator was entitled to receive from the
Fund a fee at an annual rate of 0.10% of its average daily net assets. The Administrator was contractually obligated to waive 0.02% of the administrative fee for the Fund for at least two years from the effective date of January 1, 2015. This waiver was not eligible for recoupment. Prior to January 1, 2015, the Administrator received a fee at an annual rate of 0.08% of its average daily net assets. Amounts paid to the Administrator through April 30, 2015 are reflected as administrative service fees on the accompanying Statement of Operations.
Effective May 1, 2015, the terms of the Fund’s Management Agreement and Administrative Agreement were combined under a single Amended and Restated Investment Management Agreement with a single management fee. The single management fee rate under the Fund’s Amended and Restated Investment Management Agreement does not exceed the former combined investment management and administrative services fee rates for the Fund and there is no change to the investment management or administrative services provided.
The Amended and Restated Investment Management Agreement compensates the Investment Adviser with a management fee equal to 0.18% of the Fund’s average daily net assets invested in affiliated Underlying Funds and 0.900% on the first $500 million; 0.875% on the next $500 million; 0.850% on the next $500 million; 0.825% on the next $500 million; and 0.800% in excess of  $2 billion of the Fund’s average daily net assets invested in unaffiliated Underlying Funds and/or other investments. Single management fee amounts paid to the Investment Adviser from May 1, 2015 through May 31, 2015 are reflected as investment management fees on the accompanying Statement of Operations. Effective May 1, 2015, the Investment Adviser is contractually obligated to waive 0.02% of the management fee through January 1, 2017. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Fund (except as noted below) has a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month

18

NOTES TO FINANCIAL STATEMENTS as of May 31, 2015 (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

to compensate for expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund, except Class I and Class W, pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:
Class A	Class B	Class C	Class O
0.25%	1.00%	1.00%	0.25%
The Distributor may also retain the proceeds of the initial sales charge paid by the shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class C shares. For the year ended May 31, 2015, the Distributor retained the following amounts in sales charges:
	Class A	Class C
Initial Sales Charges:	$7,692	$—
Contingent Deferred Sales Charges:	$—	$288
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At May 31, 2015, the following direct or indirect, wholly-owned subsidiary of Voya Financial, Inc. owned more than 5% of the Fund.
Subsidiary	Percentage
Voya Institutional Trust Company	5.21%
Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates to include companies that are under common control. When the Fund has a common owner that owns over 25% of the outstanding securities of the Fund, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Fund.
The Fund has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors, as described in the Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the director under the Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). The Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of directors’ fees under the Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.
NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES
At May 31, 2015, the Fund did not have any Other Accrued Expenses and Liabilities on the Statement of Assets and Liabilities that exceeded 5% of total liabilities.
NOTE 8 — EXPENSE LIMITATION AGREEMENT
Voya Investments has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses and extraordinary expenses to the levels listed below:
	Class A	Class B	Class C	Class I	Class O	Class W
Capital Allocation(1)	1.15%	1.90%	1.90%	0.90%	1.15%	0.90%

(1)
These operating expense limits take into account operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by the Fund will vary based on the Fund’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

The Investment Adviser may at a later date recoup from the Fund for management and/or class specific fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.
As of May 31, 2015, the cumulative amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

19

NOTES TO FINANCIAL STATEMENTS as of May 31, 2015 (continued)

NOTE 8 — EXPENSE LIMITATION AGREEMENT (continued)

May 31,			Total
2016	2017	2018
$ 401,159	$554,690	$534,263	$1,490,112
In addition to the above waived or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of May 31, 2015, are as follows:
	May 31,			Total
	2016	2017	2018
Class A	$59,000	$86,251	$33,304	$178,555
Class B	2,580	3,070	809	6,459
Class C	15,600	24,670	11,136	51,406
Class O	41,000	61,843	26,026	128,869
Class W	2	3	48	53
The Expense Limitation Agreement is contractual through October 1, 2015 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 9 — LINE OF CREDIT
The Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of  $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 22, 2015, the funds to which the Credit Agreement is available paid a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
During the year ended May 31, 2015 the Fund did not have any loans outstanding under the Credit Agreement.

NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
Year or period ended	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
	#	#	#	#	#	($)	($)	($)	($)	($)
Class A
5/31/2015	1,156,135	—	181,084	(1,344,494)	(7,275)	12,554,560	—	1,886,889	(14,471,599)	(30,150)
5/31/2014	459,970	—	163,147	(1,621,213)	(998,096)	4,760,767	—	1,709,787	(16,735,132)	(10,264,578)
Class B
5/31/2015	875	—	3,127	(80,997)	(76,995)	9,485	—	33,024	(875,061)	(832,552)
5/31/2014	14,256	—	3,479	(114,448)	(96,713)	146,573	—	36,878	(1,192,762)	(1,009,311)
Class C
5/31/2015	200,092	—	35,981	(336,083)	(100,010)	2,155,440	—	377,080	(3,618,750)	(1,086,230)
5/31/2014	486,697	—	26,946	(446,522)	67,121	5,026,224	—	284,014	(4,613,051)	697,187
Class I
5/31/2015	84,732	—	37,345	(158,953)	(36,876)	925,950	—	394,366	(1,724,629)	(404,313)
5/31/2014	147,723	—	32,582	(287,681)	(107,376)	1,552,118	—	346,019	(2,997,080)	(1,098,943)
Class O
5/31/2015	441,983	—	5,326	(739,634)	(292,325)	4,656,428	—	55,183	(7,932,013)	(3,220,402)
5/31/2014	469,818	—	4,495	(782,659)	(308,346)	4,838,950	—	46,883	(8,030,614)	(3,144,781)
Class W
5/31/2015	7,891	—	134	(467)	7,558	84,994	—	1,412	(5,168)	81,238
5/31/2014	381	—	—	—	381	3,966	—	—	—	3,966
20

NOTES TO FINANCIAL STATEMENTS as of May 31, 2015 (continued)

NOTE 11 — CONCENTRATION OF INVESTMENT RISKS
All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. The Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Fund and its corresponding risks, see the Fund’s most recent Prospectus and/or the Statement of Additional Information.
The Fund is also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.
Asset Allocation. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocation for the Fund. Furthermore, the Investment Adviser’s allocation of the Fund’s assets may not anticipate market trends successfully. Assets will be allocated among Underlying Funds and markets based on judgments made by the Investment Adviser. There is a risk that a Fund may allocate assets to an asset class or market that underperforms other Underlying Funds. For example, a Fund may be underweighted in assets or a market that is experiencing significant returns or overweighted in assets or a market with significant declines.
Foreign Securities. Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Fund and certain Underlying Funds may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund and certain Underlying Funds. Foreign investments may also subject the Fund or Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-à-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Fund’s or Underlying Funds’ investments.
Foreign Investments/Developing and Emerging Markets Risk. Investing in foreign (non-U.S.) securities may result in the Fund or the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.
NOTE 12 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of May 31, 2015:
Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
$2,530,453	$(2,530,453)
The tax composition of dividends and distributions to shareholders was as follows:
Year Ended May 31, 2015	Year Ended May 31, 2014
Ordinary Income	Ordinary Income
$4,761,235	$4,155,897
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2015 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryforwards may

21

NOTES TO FINANCIAL STATEMENTS as of May 31, 2015 (continued)

NOTE 12 — FEDERAL INCOME TAXES (continued)

expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.
Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards	Expiration
$409,373	$19,296,070	$(32,969,504)	2017
		(6,390,066)	2018
		(1,232,969)	2019
		$(40,592,539)*

*
Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

The Fund’s major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2010.
As of May 31, 2015, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.
NOTE 13 — RESTRUCTURING PLAN
Prior to May 2013, Voya Financial, Inc. was a wholly-owned subsidiary of ING Groep N.V. (“ING Groep”). In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc. (formerly, ING U.S., Inc.), before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep was required to divest at least 25% of Voya Financial, Inc. by the end of 2013 and more than 50% by the end of 2014, and was required to divest its remaining interest by the end of 2016 (such divestment, the “Separation Plan”).
In May 2013, Voya Financial, Inc. conducted an initial public offering of its common stock (the “IPO”). In October 2013, March 2014, and September 2014, ING Groep divested additional shares in several secondary offerings of common stock of Voya Financial, Inc. and concurrent share repurchases by Voya Financial, Inc. These transactions reduced ING Groep’s ownership interest in Voya Financial, Inc. to 32%. Voya Financial, Inc. did not receive any proceeds from these offerings.
In November 2014, through an additional secondary offering and the concurrent repurchase of shares by Voya Financial, Inc., ING Groep further reduced its interest in Voya Financial, Inc. below 25% to approximately 19% (the “November 2014 Offering”). The November 2014 Offering was deemed by the Investment Adviser to be a change of control (the “Change of Control”), which resulted in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Investment Adviser and sub-adviser provide services to the Fund. In anticipation of this termination, and in order to ensure that the existing investment advisory and sub-advisory services could continue uninterrupted, in 2013 the Board approved new advisory and sub-advisory agreements for the Fund, as applicable, in connection with the IPO. In addition, in 2013, shareholders of the Fund approved new investment advisory and affiliated sub-advisory agreements prompted by the IPO, as well as any future advisory and affiliated sub-advisory agreements prompted by the Separation Plan that are approved by the Board and that have terms not materially different from the current agreements. This meant that shareholders would not have another opportunity to vote on a new agreement with the Investment Adviser or the current affiliated sub-adviser even upon a change of control prompted by the Separation Plan, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.
On November 18, 2014, in response to the Change of Control, the Board, at an in-person meeting, approved new investment advisory and sub-advisory agreements. At that meeting, the Investment Adviser represented that the new investment advisory and affiliated sub-advisory agreements approved by the Board were not materially different from the agreements approved by shareholders in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Fund will not be asked to vote again on the new agreements with the Investment Adviser and affiliated sub-adviser.
In March 2015, ING Groep divested the remainder of its interest in Voya Financial, Inc. through a secondary offering of Voya Financial, Inc.’s common stock of and a concurrent share repurchase by Voya Financial, Inc. Voya Financial, Inc. did not receive any proceeds from these transactions.

22

NOTES TO FINANCIAL STATEMENTS as of May 31, 2015 (continued)

NOTE 14 — SUBSEQUENT EVENTS
The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

23

PORTFOLIO OF INVESTMENTS
Voya Capital Allocation Fund	as of May 31, 2015

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 10.0%
15,787	iShares Barclays 20+ Year Treasury Bond Fund	$1,937,696	1.0
21,296	iShares iBoxx High Yield Corporate Bond Fund	1,936,019	1.0
143,229	iShares MSCI EAFE Index Fund	9,544,781	5.0
9,122	SPDR Trust Series 1	1,925,928	1.0
58,082	WisdomTree Europe Hedged Equity Fund	3,781,719	2.0
	Total Exchange-Traded Funds (Cost $18,914,574)	19,126,143	10.0
MUTUAL FUNDS: 89.0%
	Affiliated Investment Companies: 88.0%
764,104	Voya Floating Rate Fund - Class I	7,732,729	4.0
3,433,715	Voya Global Bond Fund - Class R6	34,680,517	18.1
187,333	Voya Global Real Estate Fund - Class R6	3,812,237	2.0
1,888,488	Voya High Yield Bond Fund - Class I	15,485,599	8.1
191,005	Voya Intermediate Bond Fund - Class R6	1,932,974	1.0
1,709,336	Voya International Core Fund - Class I	17,161,736	8.9
1,288,540	Voya Large Cap Growth Fund - Class R6	20,075,454	10.5
1,546,592	Voya Large Cap Value Fund - Class R6	20,136,621	10.5
217,044	Voya MidCap Opportunities Fund - Class R6	5,747,312	3.0
1,229,078	Voya Multi-Manager Emerging Markets Equity Fund - Class I	13,372,373	7.0
1,479,235	Voya Multi-Manager International Equity Fund - Class I	17,173,918	8.9
440,193	Voya Multi-Manager Mid Cap Value Fund - Class I	5,744,516	3.0
314,500	Voya Small Company Fund - Class R6	5,742,771	3.0
		168,798,757	88.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Unaffiliated Investment Companies: 1.0%
335,528 @	Credit Suisse Commodity Return Strategy Fund - Class I	$1,939,351	1.0
	Total Mutual Funds (Cost $150,411,690)	170,738,108	89.0

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: 0.0%
	Other Asset-Backed Securities: 0.0%
3,107	Chase Funding Trust Series 2003-5 2A2, 0.785%, 07/25/33	2,878	0.0
88,365 #	Credit-Based Asset Servicing and Securitization, LLC, 6.020%, 12/25/37	93,068	0.0
1,585	RAMP Series 2003 - RS5 Trust, 0.805%, 06/25/33	1,416	0.0
	Total Asset-Backed Securities (Cost $93,054)	97,362	0.0
	Total Investments in Securities (Cost $169,419,318)	$189,961,613	99.0
	Assets in Excess of Other Liabilities	1,840,634	1.0
	Net Assets	$191,802,247	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@
Non-income producing security.

Cost for federal income tax purposes is $170,665,543.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$22,475,182
Gross Unrealized Depreciation	(3,179,112)
Net Unrealized Appreciation	$19,296,070

See Accompanying Notes to Financial Statements
24

PORTFOLIO OF INVESTMENTS
Voya Capital Allocation Fund	as of May 31, 2015 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2015
Asset Table
Investments, at fair value
Exchange-Traded Funds	$19,126,143	$—	$—	$19,126,143
Mutual Funds	170,738,108	—	—	170,738,108
Asset-Backed Securities	—	97,362	—	97,362
Total Investments, at fair value	$189,864,251	$97,362	$—	$189,961,613
Other Financial Instruments+
Futures	87,980	—	—	87,980
Total Assets	$189,952,231	$97,362	$—	$190,049,593
Liabilities Table
Other Financial Instruments+
Futures	$(11,059)	$—	$—	$(11,059)
Total Liabilities	$(11,059)	$—	$—	$(11,059)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At May 31, 2015, the following futures contracts were outstanding for Voya Capital Allocation Fund:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	36	06/19/15	$3,790,800	$87,980
			$3,790,800	$87,980
Short Contracts
U.S. Treasury 5-Year Note	(32)	09/30/15	(3,831,250)	(11,059)
			$(3,831,250)	$(11,059)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of May 31, 2015 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$87,980
Total Asset Derivatives		$87,980
Liability Derivatives
Interest rate contracts	Net Assets — Unrealized depreciation*	$11,059
Total Liability Derivatives		$11,059

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

See Accompanying Notes to Financial Statements
25

PORTFOLIO OF INVESTMENTS
Voya Capital Allocation Fund	as of May 31, 2015 (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended May 31, 2015 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$132,050
Interest rate contracts	(6,954)
Total	$125,096

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$269,397
Interest rate contracts	(16,156)
Total	$253,241

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the period ended May 31, 2015, where the following issuers were considered an affiliate:
Issuer	Beginning Market Value at 5/31/14	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 5/31/15	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Floating Rate Fund - Class I	—	$8,771,987	$(997,693)	$(41,565)	$7,732,729	$238,160	$(10,852)	—
Voya Global Bond Fund - Class R6	35,475,556	5,274,902	(4,305,351)	(1,764,590)	34,680,517	—	(162,533)	—
Voya Global Real Estate Fund - Class I	3,964,474	32,601	(2,518,489)	(1,478,586)	—	31,407	11,368	—
Voya Global Real Estate Fund - Class R6	—	3,050,709	(581,132)	1,342,660	3,812,237	72,633	193,041	—
Voya High Yield Bond Fund - Class I	15,831,818	2,815,084	(2,664,539)	(496,764)	15,485,599	836,835	(36,374)	—
Voya Intermediate Bond Fund - Class R6	1,972,805	469,179	(509,362)	352	1,932,974	56,819	7,993	—
Voya International Core Fund - Class I	10,823,791	11,784,793	(4,152,678)	(1,294,170)	17,161,736	141,615	(310,872)	2,160,555
Voya Large Cap Growth Fund - Class R6	21,711,452	1,624,175	(5,142,485)	1,882,312	20,075,454	46,870	518,738	300,451
Voya Large Cap Value Fund - Class R6	21,728,181	4,248,716	(4,966,445)	(873,831)	20,136,621	402,956	155,349	2,008,625
Voya MidCap Opportunities Fund - Class R6	7,886,414	1,301,307	(2,487,109)	(953,300)	5,747,312	10,751	1,181,824	846,367
Voya Multi-Manager Emerging Markets Equity Fund - Class I	13,650,740	3,054,999	(2,597,715)	(735,651)	13,372,373	188,942	1,780	—
Voya Multi-Manager International Equity Fund - Class I	18,705,619	3,280,872	(3,595,890)	(1,216,683)	17,173,918	374,102	184,352	641,318
Voya Multi-Manager Mid Cap Value Fund - Class I	7,889,027	1,848,491	(3,075,888)	(917,114)	5,744,516	86,306	217,526	1,277,184
Voya Small Company Fund - Class R6	7,845,394	938,106	(2,279,554)	(761,175)	5,742,771	28,575	935,418	477,143
	$167,485,271	$48,495,921	$(39,874,330)	$(7,308,105)	$168,798,757	$2,515,971	$2,886,758	$7,711,643

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements
26

TAX INFORMATION (Unaudited)

Dividends paid during the year ended May 31, 2015 were as follows:
Fund Name	Type	Per Share Amount
Voya Capital Allocation Fund
Class A	NII	$0.2876
Class B	NII	$0.1842
Class C	NII	$0.2090
Class I	NII	$0.3167
Class O	NII	$0.2889
Class W	NII	$0.3223

NII – Net investment income
Of the ordinary distributions made during the year ended May 31, 2015, 18.67% qualifies for the dividends received deduction (DRD) available to corporate shareholders.
For the year ended May 31, 2015, 59.72% of ordinary distributions paid by the Fund are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals.
Pursuant to Internal Revenue Code Section 871(k)(1), the Fund designates 19.35% of net investment income distributions as interest-related dividends.
The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds. A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates the following amounts as foreign taxes paid for the year ended May 31, 2015:
Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
$101,678	$0.0057	22.19%

*
The Fund did not derive any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
27

DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Company are managed under the direction of the Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Independent Directors:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Director	May 2013 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present).	157	DSM/Dentaquest, Boston, MA (February 2014 - Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Chairperson Director	January 2014 - Present May 2013 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - Present).	157	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Director	May 2013 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	157	Wisconsin Energy Corporation (June 2006 - Present) and The Royce Funds (35 funds) (December 2009 - Present).
Albert E. DePrince, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Director	June 1998 - Present	Retired. Formerly, Professor of Economics and Finance, Middle Tennessee State University (August 1991 - July 2014); Dr. DePrince continued to hold a position with the university under a post-retirement contract through the end of 2014.	157	None.
Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Director	May 2013 - Present	Retired.	157	First Marblehead Corporation (September 2003 - Present).
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Director	December 2007 - Present	Retired.	157	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Director	May 2013 - Present	Retired.	157	Assured Guaranty Ltd. (April 2004 - Present).
28

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Director	January 2003 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present).	157	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Director	May 2013 - Present	Consultant (May 2001 - Present).	157	None.
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director	May 2013 - Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 - August 2011).	157	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).
Director who is an “interested person”:
Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Director	December 2007 - Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006 - Present).	157	Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December
					2005 - Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management, LLC (March 2006 - Present); and Voya Investment Trust Co. (April 2009 - Present).

(1)
Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Director”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for the purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of June 30, 2015.

(3)
Mr. Mathews is deemed to be an “interested person” of the Company as defined in the 1940 Act, because of his current affiliation with any of the Voya funds, Voya Financial, Inc., or Voya Financial, Inc.’s affiliates.

29

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	President and Chief Executive Officer	December 2006 - Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006 - Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Executive Vice President	April 2002 - Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (April 2012 - Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 - December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007 - April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011 - February 2012).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 65	Executive Vice President Chief Investment Risk Officer	March 2002 - Present May 2013 - Present	Executive Vice President, Voya Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 - Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Chief Compliance Officer	February 2012 - Present	Senior Vice President and Chief Compliance Officer, Voya Investments, LLC (February 2012 - Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 - January 2012).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, Voya Funds Services, LLC (March 2005 - Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Senior Vice President	December 2003 - Present	Senior Vice President, Voya Investments, LLC (October 2003 - Present).
Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President	September 2012 - Present	Senior Vice President - Fund Compliance, Voya Funds Services, LLC (June 2012 - Present); Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January 2014 - Present). Formerly, Vice President - Platform Product Management & Project Management, Voya Investments, LLC (April 2007 - June 2012).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Senior Vice President	June 2006 - Present	Senior Vice President, Head of Division Operations, Voya Funds Services, LLC (January 2006 - Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President and Treasurer	September 2012 - Present	Vice President, Voya Funds Services, LLC (March 2012 - Present). Formerly, Assistant Vice President - Director, Voya Funds Services, LLC (March 2003 - March 2012).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	September 2004 - Present	Vice President, Voya Funds Services, LLC (September 2004 - Present).
30

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	March 2003 - Present	Vice President, Voya Investments, LLC and Voya Funds Services, LLC (February 1996 - Present); Vice President, Voya Investments, LLC (October 2004 - Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010 - Present); Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013 - Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012 - Present). Formerly, Chief Compliance Officer, Voya Investments Distributor, LLC (August 1995 - April 2010).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	September 2014 - Present	Vice President, Voya Funds Services, LLC (April 2014 - Present). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 - March 2014).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	March 2002 - Present	Vice President, Voya Funds Services, LLC (November 1995 - Present) and Voya Investments, LLC (August 1997 - Present). Formerly, Treasurer, Voya Family of Funds (November 1999 - February 2012).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Vice President	September 2012 - Present	Vice President, Voya Funds Services, LLC (July 2007 - Present).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	March 2006 - Present	Vice President - Mutual Fund Product Development, Voya Investments, LLC (July 2012 - Present); Vice President, Voya Investment Management - Voya Family of Funds (March 2010 - Present) and Vice President, Voya Funds Services, LLC (March 2006 - Present). Formerly Managing Paralegal, Registration Statements (June 2003 - July 2012).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	May 2013 - Present	Vice President - Director of Tax, Voya Funds Services, LLC (March 2013 - Present). Formerly, Assistant Vice President - Director of Tax, Voya Funds Services, LLC (March 2008 - February 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Secretary	May 2013 - Present	Senior Vice President and Chief Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Assistant Secretary	August 2010 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Assistant Secretary	May 2013 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010).

(1)
The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

31

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

APPROVAL OF AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENT
At a meeting held on March 12, 2015, the Board of Directors (the “Board”) of Voya Series Fund, Inc. (the “Company”), including a majority of Board members who have no direct or indirect interest in the advisory agreement (“Independent Directors”) of Voya Capital Allocation Fund (the “Fund”) approved amending and restating the Investment Management Agreement between the Company, on behalf of the Fund, and Voya Investments, LLC (the “Adviser”) so that, effective May 1, 2015, the terms of the Fund’s Investment Management Agreement and its Administration Agreement are combined under a single Amended and Restated Investment Management Agreement with a single management fee. The single management fee rate under the Fund’s Amended and Restated Investment Management Agreement does not exceed the former combined investment management and administrative services fee rates for the Fund and, under the Fund’s Amended and Restated Investment Management Agreement, there was no change to the investment management or administrative services provided or the fees charged to the Fund.
In connection with its review, the Board determined that it did not need to consider certain factors it typically considers during its review of the Fund’s advisory agreements because it had reviewed, among other matters, the nature, extent and quality of services being provided and, as applicable, actions taken in certain instances to improve the relationship between the costs and the quality of services being provided on September 12, 2014, when it renewed the Agreement. On September 12, 2014, the Board concluded, in light of all factors it considered, to renew the Agreement and that the fee rate set forth in the Agreement was fair and reasonable. Among other factors considered at that meeting, the Board considered: (1) the nature, extent and quality of services provided under the Agreement; (2) the extent to which economies of scale are reflected in the fee rate schedule under the Agreement; (3) the existence of any “fall-out” benefits to the Adviser and its affiliates; (4) a comparison of the fee rate, expense ratio, and investment performance to those of similar funds; and (5) the costs incurred and profits realized by the Adviser and its affiliates with respect to their services to the Fund. A further description of the process followed by the Board in approving the Agreement on September 12, 2014, including the information reviewed, certain material factors considered and certain related conclusions reached, is set forth in the Fund’s semi-annual report to shareholders for the period ended November 30, 2014.
On March 12, 2015, the Board, including the Independent Directors, approved the Amended and Restated Investment Management Agreement. In analyzing whether to approve the Amended and Restated Investment Management Agreement, the Board did consider, among other things: (1) a memorandum and related materials outlining the terms of this Agreement and Management’s rationale for proposing the amendments that combine the terms of the Fund’s investment management and administrative services arrangements under a single agreement; (2) Management’s representations that, under the Amended and Restated Investment Management Agreement, there would be no change in the fees payable for the combination of advisory and administrative services provided to the Fund; (3) Management’s confirmation that the implementation of the Amended and Restated Investment Management Agreement would result in no change in the scope of services that the Adviser provides to the Fund and that the personnel who have provided administrative and advisory services to the Fund previously would continue to do so after the Amended and Restated Investment Management Agreement become effective; and (4) representations from Management that the combination of the Agreements better aligns the Fund’s contracts with the manner in which Voya provides such services to the Fund. In approving the amendment to the Fund’s Investment Management Agreement, different Board members may have given different weight to different individual factors and related conclusions.

32

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
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voyainvestments.com

AR-CAPALLO         (0515-072415)

Item 2. Code of Ethics.
As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.
Item 3. Audit Committee Financial Expert.
The Board of Directors has determined that Colleen D. Baldwin, Peter S. Drotch, Patrick W. Kenny, Joseph E. Obermeyer, and Roger B. Vincent are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Drotch, Mr. Kenny, Mr. Obermeyer and Mr. Vincent are “independent” for purposes of Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
(a)
Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $107,900 for year ended May 31, 2015 and $129,700 for year ended May 31, 2014.

(b)
Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $15,150 for the year ended May 31, 2015 and $15,150 for the year ended May 31, 2014.

(c)
Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $42,245 in the year ended May 31, 2015 and $49,725 in the year ended May 31, 2014. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)
All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $1,429 in the year ended May 31, 2015 and $0 in the year ended May 31, 2014.

(e)(1)
Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY
I.
Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.
Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.
For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.
The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.
II.
Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.
The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.
The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.
Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.
The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.
IV.
Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.
The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.
The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.
V.
Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.
The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.
A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.
VI.
Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).
VII.
Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.
VIII.
Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.
IX.
Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.
Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. KPMG requests pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services to affiliated entities that relate to the financial reporting or nature of operations of the Voya Funds. Additionally, KPMG provides an annual summary of the fees for services that have commenced for Voya funds and Affiliates.
Last Approved: November 20, 2014

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2015 through December 31, 2015
Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee1
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $13,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $525 per fund

1
For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2015 through December 31, 2015
Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,525 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2015 through December 31, 2015
Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee2
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee2
Assistance and advice regarding year-end reporting for 1099’s, as requested	√		As presented to Audit Committee2
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period
Tax training courses		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.	√		Not to exceed $120,000 during the Pre-Approval Period

2
For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2015 through December 31, 2015
Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period
Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.	√	√	Not to exceed $5,300 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E
Prohibited Non-Audit Services
Dated:
January 1, 2015 to December 31, 2015

•
Bookkeeping or other services related to the accounting records or financial statements of the Funds

•
Financial information systems design and implementation

•
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•
Actuarial services

•
Internal audit outsourcing services

•
Management functions

•
Human resources

•
Broker-dealer, investment adviser, or investment banking services

•
Legal services

•
Expert services unrelated to the audit

•
Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A
VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND
VOYA BALANCED PORTFOLIO, INC.
VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND
VOYA EQUITY TRUST
VOYA FUNDS TRUST
VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND
VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND
VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND
VOYA INTERMEDIATE BOND PORTFOLIO
VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND
VOYA INVESTORS TRUST
VOYA MONEY MARKET PORTFOLIO
VOYA MUTUAL FUNDS
VOYA PARTNERS, INC.
VOYA PRIME RATE TRUST
VOYA NATURAL RESOURCES EQUITY INCOME FUND
VOYA SENIOR INCOME FUND
VOYA SEPARATE PORTFOLIOS TRUST
VOYA SERIES FUND, INC.
VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS
VOYA VARIABLE PORTFOLIOS INC,
VOYA VARIABLE PRODUCTS TRUST

(e)(2)
Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.
(f)
Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.
(g)
Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant’s fiscal years ended May 31, 2015 and May 31, 2014; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2015	2014
Voya Series Fund, Inc.	$58,824	$64,875
Voya Investments, LLC(1)	$203,800	$125,500

(1)
Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)
Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
Summary or full schedule, if applicable, are included as part of the report to shareholders filed under Item 1 of this Form.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors
Voya Series Fund, Inc.
We have audited the accompanying statement of assets and liabilities, including the summary portfolio of investments, of Voya Corporate Leaders 100 Fund, Voya Large Cap Growth Fund, Voya Mid Cap Value Advantage Fund, and Voya Small Company Fund, each a series of Voya Series Fund, Inc., as of May 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended (collectively, the “financial statements’’), and the financial highlights for each of the years or periods in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the portfolio of investments as of May 31, 2015 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and portfolio of investments are the responsibility of management. Our responsibility is to express an opinion on these financial statements, financial highlights, and portfolio of investments based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolio of investments are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and portfolio of investments. Our procedures included confirmation of securities owned as of May 31, 2015, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements, financial highlights, and portfolio of investments referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Series Fund, Inc., as of May 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
July 27, 2015
13

PORTFOLIO OF INVESTMENTS
Voya Corporate Leaders 100 Fund	as of May 31, 2015

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.4%
	Consumer Discretionary: 12.8%
24,122 @	Amazon.com, Inc.	$10,353,886	1.1
159,579	Comcast Corp. - Class A	9,328,988	1.0
559,009	Ford Motor Co.	8,480,167	0.9
239,749	General Motors Co.	8,623,772	0.9
78,811	Home Depot, Inc.	8,781,122	1.0
120,775	Lowe’s Cos, Inc.	8,451,835	0.9
92,298	McDonald’s Corp.	8,854,147	1.0
89,545	Nike, Inc.	9,104,040	1.0
188,242	Starbucks Corp.	9,781,054	1.1
109,982	Target Corp.	8,723,772	0.9
105,907	Time Warner, Inc.	8,947,023	1.0
263,681	Twenty-First Century Fox, Inc. - Class A	8,859,682	1.0
85,131	Walt Disney Co.	9,395,908	1.0
		117,685,396	12.8
	Consumer Staples: 10.8%
178,779	Altria Group, Inc.	9,153,485	1.0
223,000	Coca-Cola Co.	9,134,080	1.0
130,377	Colgate-Palmolive Co.	8,707,880	0.9
59,293	Costco Wholesale Corp.	8,454,589	0.9
87,007	CVS Caremark Corp.	8,907,776	1.0
247,499	Mondelez International, Inc.	10,293,483	1.1
93,598	PepsiCo, Inc.	9,025,655	1.0
117,538	Philip Morris International, Inc.	9,763,882	1.1
109,212	Procter & Gamble Co.	8,561,129	0.9
105,057	Walgreens Boots Alliance, Inc.	9,018,093	1.0
109,464	Wal-Mart Stores, Inc.	8,129,891	0.9
		99,149,943	10.8
	Energy: 9.0%
107,738	Anadarko Petroleum Corp.	9,007,974	1.0
84,511	Chevron Corp.	8,704,633	0.9
141,155	ConocoPhillips	8,988,750	1.0
148,803	Devon Energy Corp.	9,704,932	1.0
105,498	ExxonMobil Corp.	8,988,430	1.0
206,155	Halliburton Co.	9,359,437	1.0
214,731	Kinder Morgan, Inc.	8,909,189	1.0
122,113	Occidental Petroleum Corp.	9,548,015	1.0
106,935	Schlumberger Ltd.	9,706,490	1.1
		82,917,850	9.0
	Financials: 15.2%
165,212	American International Group, Inc.	9,683,075	1.1
127,326	Allstate Corp.	8,571,586	0.9
115,747	American Express Co.	9,227,351	1.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials (continued)
582,062	Bank of America Corp.	$9,604,023	1.0
224,218	Bank of New York Mellon Corp.	9,722,093	1.1
61,886	Berkshire Hathaway, Inc. - Class B	8,849,698	1.0
114,064	Capital One Financial Corp.	9,531,188	1.0
174,937	Citigroup, Inc.	9,460,593	1.0
47,297	Goldman Sachs Group, Inc.	9,752,168	1.1
148,193	JPMorgan Chase & Co.	9,748,136	1.1
177,375	Metlife, Inc.	9,269,618	1.0
248,796	Morgan Stanley	9,504,007	1.0
45,868	Simon Property Group, Inc.	8,320,455	0.9
206,299	US Bancorp	8,893,550	1.0
164,939	Wells Fargo & Co.	9,229,986	1.0
		139,367,527	15.2
	Health Care: 14.9%
191,880	Abbott Laboratories	9,325,368	1.0
155,115	AbbVie, Inc.	10,329,108	1.1
29,646 @	Actavis PLC	9,095,689	1.0
54,986	Amgen, Inc.	8,592,112	0.9
131,383	Baxter International, Inc.	8,751,422	1.0
20,935	Biogen, Inc.	8,310,986	0.9
137,376	Bristol-Myers Squibb Co.	8,874,489	1.0
75,272	Celgene Corp.	8,614,128	0.9
122,294	Eli Lilly & Co.	9,648,997	1.0
89,720	Gilead Sciences, Inc.	10,072,864	1.1
88,962	Johnson & Johnson	8,908,655	1.0
115,198	Medtronic PLC	8,791,911	1.0
154,847	Merck & Co., Inc.	9,428,634	1.0
258,105	Pfizer, Inc.	8,969,149	1.0
74,663	UnitedHealth Group, Inc.	8,975,239	1.0
		136,688,751	14.9
	Industrials: 13.5%
54,408	3M Co.	8,655,225	0.9
59,163	Boeing Co.	8,313,585	0.9
111,023	Caterpillar, Inc.	9,472,482	1.0
159,637	Emerson Electric Co.	9,627,707	1.0
54,180	FedEx Corp.	9,385,060	1.0
65,698	General Dynamics Corp.	9,208,232	1.0
359,620	General Electric Co.	9,806,837	1.1
86,113	Honeywell International, Inc.	8,972,975	1.0
44,096	Lockheed Martin Corp.	8,298,867	0.9
86,867	Norfolk Southern Corp.	7,991,764	0.9
81,395	Raytheon Co.	8,404,848	0.9
82,061	Union Pacific Corp.	8,280,776	0.9

See Accompanying Notes to Financial Statements
14

PORTFOLIO OF INVESTMENTS
Voya Corporate Leaders 100 Fund	as of May 31, 2015 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
92,875	United Parcel Service, Inc. - Class B	$9,215,057	1.0
76,026	United Technologies Corp.	8,907,966	1.0
		124,541,381	13.5
	Information Technology: 16.2%
95,678	Accenture PLC	9,188,915	1.0
71,491	Apple, Inc.	9,313,847	1.0
326,715	Cisco Systems, Inc.	9,576,017	1.1
155,956 @	eBay, Inc.	9,569,460	1.0
353,984	EMC Corp.	9,323,939	1.0
108,588 @	Facebook, Inc.	8,599,084	0.9
16,415	Google, Inc. - Class C	8,734,586	1.0
286,146	Hewlett-Packard Co.	9,557,276	1.0
55,538	International Business Machines Corp.	9,422,022	1.0
287,148	Intel Corp.	9,895,120	1.1
103,046	Mastercard, Inc.	9,507,024	1.0
220,551	Microsoft Corp.	10,335,020	1.1
207,959	Oracle Corp.	9,044,137	1.0
131,156	Qualcomm, Inc.	9,138,950	1.0
155,756	Texas Instruments, Inc.	8,709,875	1.0
137,585	Visa, Inc.	9,449,338	1.0
		149,364,610	16.2
	Materials: 3.0%
185,573	Dow Chemical Co.	9,662,786	1.0
124,468	Du Pont E I de Nemours & Co.	8,838,473	1.0
79,679	Monsanto Co.	9,320,849	1.0
		27,822,108	3.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Telecommunication Services: 2.0%
273,997	AT&T, Inc.	$9,463,856	1.0
183,911	Verizon Communications, Inc.	9,092,560	1.0
		18,556,416	2.0
	Utilities: 2.0%
269,101	Exelon Corp.	9,103,687	1.0
203,783	Southern Co.	8,903,279	1.0
		18,006,966	2.0
	Total Common Stock (Cost $680, 553,454)	914,100,948	99.4
SHORT-TERM INVESTMENTS: 0.3%
	Mutual Funds: 0.3%
2,897,068	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.080%†† (Cost $2,897,068)	2,897,068	0.3
	Total Short-Term Investments (Cost $2,897,068)	2,897,068	0.3
	Total Investments in Securities (Cost $683,450,522)	$916,998,016	99.7
	Assets in Excess of Other Liabilities	2,527,435	0.3
	Net Assets	$919,525,451	100.0

††
Rate shown is the 7-day yield as of May 31, 2015.

@
Non-income producing security.

Cost for federal income tax purposes is $691,359,409.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$235,415,862
Gross Unrealized Depreciation	(9,777,255)
Net Unrealized Appreciation	$225,638,607

See Accompanying Notes to Financial Statements
15

PORTFOLIO OF INVESTMENTS
Voya Mid Cap Value Advantage Fund	as of May 31, 2015

Shares		Value	Percentage of Net Assets
COMMON STOCK: 95.3%
	Consumer Discretionary: 9.8%
32,962	Brinker International, Inc.	$1,818,843	0.9
117,724	Coach, Inc.	4,163,898	2.2
37,246	Delphi Automotive PLC	3,239,657	1.7
33,182	DineEquity, Inc.	3,238,563	1.7
97,448 @	Hilton Worldwide Holdings, Inc.	2,822,094	1.5
52,200	Kohl’s Corp.	3,418,578	1.8
		18,701,633	9.8
	Consumer Staples: 5.3%
114,648	ConAgra Foods, Inc.	4,426,559	2.3
25,385	Dr Pepper Snapple Group, Inc.	1,945,507	1.0
18,949	Molson Coors Brewing Co.	1,390,478	0.8
53,296	Pinnacle Foods, Inc.	2,246,426	1.2
		10,008,970	5.3
	Energy: 5.7%
33,872	Devon Energy Corp.	2,209,132	1.2
49,684	Hess Corp.	3,354,664	1.8
83,106	Patterson-UTI Energy, Inc.	1,678,741	0.9
72,050	Plains GP Holdings L.P.	2,014,518	1.0
25,359	Valero Energy Corp.	1,502,267	0.8
		10,759,322	5.7
	Financials: 30.6%
21,645	Ameriprise Financial, Inc.	2,696,751	1.4
53,343	Arthur J. Gallagher & Co.	2,584,468	1.3
69,323	BankUnited, Inc.	2,328,560	1.2
50,551	Blackstone Group LP	2,214,134	1.2
71,582	Carlyle Group L.P.	2,206,873	1.2
73,880	Corporate Office Properties Trust SBI MD	1,896,500	1.0
49,937	DCT Industrial Trust, Inc.	1,633,439	0.9
34,576	Discover Financial Services	2,014,744	1.1
81,206	FNF Group	3,082,580	1.6
40,839	Gaming and Leisure Properties, Inc.	1,494,707	0.8
84,518	Hartford Financial Services Group, Inc.	3,474,535	1.8
47,723	HCC Insurance Holdings, Inc.	2,728,801	1.4
36,906	Highwoods Properties, Inc.	1,548,207	0.8
122,720	Host Hotels & Resorts, Inc.	2,444,582	1.3
285,900	Huntington Bancshares, Inc.	3,182,067	1.7
91,785	Invesco Ltd.	3,655,797	1.9
240,539	Keycorp	3,507,059	1.8
34,221	Lazard Ltd.	1,901,319	1.0
61,289	PacWest Bancorp	2,751,263	1.4
78,255	ProLogis, Inc.	3,098,115	1.6
101,323	Starwood Property Trust, Inc.	2,420,606	1.3
46,952	The Geo Group, Inc.	1,780,889	0.9
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials (continued)
58,422	Validus Holdings Ltd.	$2,506,888	1.3
89,977	WP GLIMCHER, Inc.	1,265,976	0.7
		58,418,860	30.6
	Health Care: 7.7%
27,545	Cardinal Health, Inc.	2,428,643	1.3
21,458	Cigna Corp.	3,021,930	1.6
45,943 @	Community Health Systems, Inc.	2,541,107	1.3
44,817	Healthsouth Corp.	1,934,302	1.0
115,433	Select Medical Holdings Corp.	1,887,329	1.0
25,440	Zimmer Holdings, Inc.	2,902,450	1.5
		14,715,761	7.7
	Industrials: 9.2%
58,410	Fortune Brands Home & Security, Inc.	2,678,683	1.4
26,813	Hubbell, Inc.	2,896,608	1.5
56,833	KAR Auction Services, Inc.	2,117,597	1.1
34,407	Lincoln Electric Holdings, Inc.	2,312,494	1.2
264,708	Mueller Water Products, Inc.	2,440,608	1.3
13,681	Roper Industries, Inc.	2,393,628	1.3
12,050	TransDigm Group, Inc.	2,723,782	1.4
		17,563,400	9.2
	Information Technology: 10.5%
121,370	Applied Materials, Inc.	2,443,178	1.3
224,257	Brocade Communications Systems, Inc.	2,772,938	1.4
60,520	Fidelity National Information Services, Inc.	3,794,604	2.0
58,060	Microchip Technology, Inc.	2,852,488	1.5
34,724	TE Connectivity Ltd.	2,395,956	1.3
77,082 @	Vantiv, Inc.	3,083,280	1.6
27,362	Western Digital Corp.	2,663,964	1.4
		20,006,408	10.5
	Materials: 6.6%
39,052	Albemarle Corp.	2,348,978	1.2
57,825	International Paper Co.	2,997,070	1.6
49,500	Mosaic Co.	2,269,575	1.2
38,255	Packaging Corp. of America	2,646,481	1.4
109,394	Steel Dynamics, Inc.	2,385,883	1.2
		12,647,987	6.6
	Telecommunication Services: 1.9%
41,540	CenturyLink, Inc.	1,380,790	0.7
443,595	Frontier Communications Corp.	2,284,514	1.2
		3,665,304	1.9
	Utilities: 8.0%
53,261	DTE Energy Co.	4,219,869	2.2
80,452	El Paso Electric Co.	2,926,039	1.5

See Accompanying Notes to Financial Statements
16

PORTFOLIO OF INVESTMENTS
Voya Mid Cap Value Advantage Fund	as of May 31, 2015 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Utilities (continued)
47,309	Entergy Corp.	$3,617,719	1.9
55,304	Great Plains Energy, Inc.	1,441,776	0.8
49,998	Pinnacle West Capital Corp.	3,045,878	1.6
		15,251,281	8.0
	Total Common Stock (Cost $168,787,815)	181,738,926	95.3
EXCHANGE-TRADED FUNDS: 2.0%
50,750	iShares Russell Midcap Value Index Fund	3,841,775	2.0
	Total Exchange-Traded Funds (Cost $3,845,964)	3,841,775	2.0
	Total Long-Term Investments (Cost $172,633,779)	185,580,701	97.3
SHORT-TERM INVESTMENTS: 3.1%
	Mutual Funds: 3.1%
5,825,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.080%†† (Cost $5,825,000)	5,825,000	3.1
Shares	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds (continued)
Total Short-Term Investments (Cost $5,825,000)	$5,825,000	3.1
Total Investments in Securities (Cost $178,458,779)	$191,405,701	100.4
Liabilities in Excess of Other Assets	(755,186)	(0.4)
Net Assets	$190,650,515	100.0

††
Rate shown is the 7-day yield as of May 31, 2015.

@
Non-income producing security.

Cost for federal income tax purposes is $179,033,577.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$16,456,573
Gross Unrealized Depreciation	(4,084,449)
Net Unrealized Appreciation	$12,372,124

See Accompanying Notes to Financial Statements
17

PORTFOLIO OF INVESTMENTS
Voya Large Cap Growth Fund	as of May 31, 2015

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.0%
	Consumer Discretionary: 20.4%
17,693	Amazon.com, Inc.	$7,594,366	2.5
5,242 @	Chipotle Mexican Grill, Inc.	3,226,556	1.1
91,335	Coach, Inc.	3,230,519	1.1
121,887	Comcast Corp. - Class A	7,125,514	2.3
65,736 @	Dish Network Corp. - Class A	4,653,451	1.5
141,284 @	Hilton Worldwide Holdings, Inc.	4,091,585	1.4
87,787	Home Depot, Inc.	9,781,228	3.2
46,359	Kohl’s Corp.	3,036,051	1.0
47,089	Lululemon Athletica, Inc.	2,815,451	0.9
60,789	Nike, Inc.	6,180,418	2.0
27,613 @	Ulta Salon Cosmetics & Fragrance, Inc.	4,214,296	1.4
54,812	Walt Disney Co.	6,049,600	2.0
		61,999,035	20.4
	Consumer Staples: 9.6%
35,428	Church & Dwight Co., Inc.	2,974,889	1.0
41,731	Costco Wholesale Corp.	5,950,423	2.0
57,509	CVS Caremark Corp.	5,887,772	1.9
23,833	Mead Johnson Nutrition Co	2,318,951	0.8
29,581 @	Monster Beverage Corp.	3,765,070	1.2
86,380	PepsiCo, Inc.	8,329,623	2.7
		29,226,728	9.6
	Energy: 4.6%
18,352	Anadarko Petroleum Corp.	1,534,411	0.5
31,560 @	Concho Resources, Inc.	3,796,668	1.2
38,719	EQT Corp.	3,293,825	1.1
120,175	Halliburton Co.	5,455,945	1.8
		14,080,849	4.6
	Financials: 5.5%
18,397	Ameriprise Financial, Inc.	2,292,082	0.7
44,774	Aon PLC	4,532,025	1.5
13,981	Blackrock, Inc.	5,113,970	1.7
20,187	Intercontinental Exchange, Inc.	4,779,878	1.6
		16,717,955	5.5
	Health Care: 14.1%
25,301 @	Actavis PLC	7,762,600	2.5
27,396	Amgen, Inc.	4,280,899	1.4
14,369 @	Biogen, Inc.	5,704,349	1.9
40,437	Bristol-Myers Squibb Co.	2,612,230	0.9
37,064 @	Celgene Corp.	4,241,604	1.4
68,173	Gilead Sciences, Inc.	7,653,783	2.5
25,122	McKesson Corp.	5,959,692	2.0
17,767	Shire PLC ADR	4,622,085	1.5
		42,837,242	14.1
	Industrials: 11.3%
64,565	Ametek, Inc.	3,471,014	1.1
45,098	Danaher Corp.	3,892,859	1.3
90,905	Delta Airlines, Inc.	$3,901,643	1.3
44,834	Ingersoll-Rand PLC - Class A	3,083,683	1.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
58,197	Paccar, Inc.	3,699,001	1.2
20,159	Roper Industries, Inc.	3,527,019	1.2
67,424	Textron, Inc.	3,048,913	1.0
82,616	Tyco International Plc	3,334,382	1.1
65,152	Union Pacific Corp.	6,574,488	2.1
		34,533,002	11.3
	Information Technology: 29.1%
167,444	Apple, Inc.	21,814,604	7.1
89,409 @	Cognizant Technology Solutions Corp.	5,786,550	1.9
82,809	Electronic Arts, Inc.	5,196,679	1.7
81,578 @	Facebook, Inc.	6,460,162	2.1
98,744 @	Freescale Semiconductor Holdings Ltd.	4,455,329	1.5
12,092 @	Google, Inc. - Class A	6,594,009	2.2
50,168	Intuit, Inc.	5,224,997	1.7
64,656	Mastercard, Inc.	5,965,163	2.0
150,965	Microsoft Corp.	7,074,220	2.3
162,635	Oracle Corp.	7,072,996	2.3
27,395	Red Hat, Inc.	2,116,812	0.7
104,750	Visa, Inc.	7,194,230	2.4
42,599 @	VMware, Inc.	3,719,745	1.2
		88,675,496	29.1
	Materials: 3.4%
70,317 @	Crown Holdings, Inc.	3,887,827	1.3
41,010	Packaging Corp. of America	2,837,072	0.9
12,922	Sherwin-Williams Co.	3,723,862	1.2
		10,448,761	3.4
	Total Common Stock (Cost $246,711,638)	298,519,068	98.0
SHORT-TERM INVESTMENTS: 1.8%
	Mutual Funds: 1.8%
5,605,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.080%†† (Cost $5,605,000)	5,605,000	1.8
	Total Short-Term Investments (Cost $5,605,000)	5,605,000	1.8
	Total Investments in Securities (Cost $252,316,638)	$304,124,068	99.8
	Assets in Excess of Other Liabilities	685,225	0.2
	Net Assets	$304,809,293	100.0

††
Rate shown is the 7-day yield as of May 31, 2015.

@
Non-income producing security.

ADR
American Depositary Receipt

Cost for federal income tax purposes is $253,551,219.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$53,949,242
Gross Unrealized Depreciation	(3,376,393)
Net Unrealized Appreciation	$50,572,849

See Accompanying Notes to Financial Statements
18

PORTFOLIO OF INVESTMENTS
Voya Small Company Fund	as of May 31, 2015

Shares		Value	Percentage of Net Assets
COMMON STOCK: 96.2%
	Consumer Discretionary: 13.9%
97,553	AMC Entertainment Holdings, Inc.	$2,820,257	0.5
334,700 @	Belmond Ltd	4,083,340	0.7
78,800	Cheesecake Factory	4,063,716	0.7
63,800	Childrens Place Retail Stores, Inc.	4,172,520	0.8
85,805 @	Dave & Buster’s Entertainment, Inc.	2,714,012	0.5
91,167 @	Express, Inc.	1,608,186	0.3
163,800	Finish Line, Inc.	4,286,646	0.8
55,300 L	Hibbett Sporting Goods, Inc.	2,574,215	0.5
65,198	Imax Corp.	2,630,087	0.5
51,800	Jack in the Box, Inc.	4,496,758	0.8
152,800 @	La Quinta Holdings, Inc.	3,798,608	0.7
145,230	La-Z-Boy, Inc.	3,852,952	0.7
53,373 @	Life Time Fitness, Inc.	3,837,519	0.7
18,600	Marriott Vacations Worldwide Corp.	1,642,008	0.3
77,119	Monro Muffler Brake, Inc.	4,550,792	0.8
59,690	Papa John’s International, Inc.	4,101,300	0.7
168,932 L	Pier 1 Imports, Inc.	2,147,126	0.4
49,615	Pool Corp.	3,288,482	0.6
115,200 @	Sally Beauty Holdings, Inc.	3,595,392	0.6
56,700	Sturm Ruger & Co., Inc.	3,047,058	0.6
42,600	Vail Resorts, Inc.	4,419,324	0.8
164,300	Wolverine World Wide, Inc.	4,827,134	0.9
		76,557,432	13.9
	Consumer Staples: 2.1%
40,580	Casey’s General Stores, Inc.	3,538,170	0.6
168,000	Flowers Foods, Inc.	3,773,280	0.7
104,900	Pinnacle Foods, Inc.	4,421,535	0.8
		11,732,985	2.1
	Energy: 3.0%
230,300 @	Bill Barrett Corp.	2,033,549	0.4
90,650 @	Carrizo Oil & Gas, Inc.	4,547,004	0.8
268,300 @	Cloud Peak Energy, Inc.	1,548,091	0.3
31,600	Dril-Quip, Inc.	2,388,328	0.4
300,900	Energy XXI Bermuda Ltd.	1,041,114	0.2
609,400	Key Energy Services, Inc.	1,371,150	0.2
564,900 @	Petroquest Energy, Inc.	977,277	0.2
84,880	Unit Corp.	2,676,266	0.5
		16,582,779	3.0
	Financials: 23.4%
178,400	Colony Capital, Inc.	4,577,744	0.8
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials (continued)
143,209	CubeSmart	$3,406,942	0.6
82,100	CyrusOne, Inc.	2,649,367	0.5
127,441	DCT Industrial Trust, Inc.	4,168,595	0.7
98,140	Easterly Government Properties, Inc.	1,524,114	0.3
106,829 @	Encore Capital Group, Inc.	4,242,180	0.8
83,379	Evercore Partners, Inc.	4,249,828	0.8
138,863	First American Financial Corp.	4,958,798	0.9
120,900	Great Western Bancorp, Inc.	2,802,462	0.5
100,600	Highwoods Properties, Inc.	4,220,170	0.8
31,123	Infinity Property & Casualty Corp.	2,251,749	0.4
225,100	Investors Bancorp, Inc.	2,703,451	0.5
113,800	Kennedy-Wilson Holdings, Inc.	2,909,866	0.5
130,910	LaSalle Hotel Properties	4,772,979	0.9
35,211	MarketAxess Holdings, Inc.	3,114,413	0.6
164,200	MB Financial, Inc.	5,290,524	1.0
59,500	Nelnet, Inc.	2,446,045	0.4
94,400	PacWest Bancorp	4,237,616	0.8
83,654	Primerica, Inc.	3,700,016	0.7
85,400	PrivateBancorp, Inc.	3,256,302	0.6
58,109	Prosperity Bancshares, Inc.	3,112,899	0.6
71,633	QTS Realty Trust, Inc.	2,666,897	0.5
300,100	Radian Group, Inc.	5,377,792	1.0
178,321	Redwood Trust, Inc.	2,872,751	0.5
124,300	Selective Insurance Group	3,369,773	0.6
29,806 @	Signature Bank	4,162,408	0.7
67,000	South State Corp.	4,812,610	0.9
42,491 @	Springleaf Holdings, Inc.	2,019,172	0.4
42,511 @	Square 1 Financial, Inc.	1,110,387	0.2
185,900	Starwood Property Trust, Inc.	4,441,151	0.8
227,200	Sterling Bancorp/DE	3,069,472	0.5
84,285 @	Stifel Financial Corp.	4,489,019	0.8
34,492 @	SVB Financial Group	4,653,316	0.8
175,640	Talmer Bancorp, Inc.	2,790,920	0.5
145,300	Urban Edge Properties	3,138,480	0.6
51,273 @	Virtu Financial, Inc.	1,122,622	0.2
107,200	Webster Financial Corp.	4,061,808	0.7
		128,754,638	23.4
	Health Care: 12.6%
63,400 @	Acadia Pharmaceuticals, Inc.	2,612,080	0.5
53,076 @	Acorda Therapeutics, Inc.	1,617,756	0.3

See Accompanying Notes to Financial Statements
19

PORTFOLIO OF INVESTMENTS
Voya Small Company Fund	as of May 31, 2015 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
115,500 @	Aerie Pharmaceuticals, Inc.	$1,285,515	0.2
100,000 @	AMN Healthcare Services, Inc.	2,659,000	0.5
67,085 @	Amsurg Corp.	4,517,504	0.8
53,650 @	Charles River Laboratories International, Inc.	3,881,041	0.7
46,600 @	Enanta Pharmaceuticals, Inc.	1,905,008	0.4
79,700 @	Envision Healthcare Holdings, Inc.	2,944,915	0.5
83,500 @	Greatbatch, Inc.	4,340,330	0.8
41,772	Haemonetics Corp.	1,726,019	0.3
125,900	Halozyme Therapeutics, Inc.	2,184,365	0.4
132,810	Healthsouth Corp.	5,732,080	1.1
87,600	Hill-Rom Holdings, Inc.	4,516,656	0.8
34,723 @	Impax Laboratories, Inc.	1,632,328	0.3
18,100 @,L	Isis Pharmaceuticals, Inc.	1,218,492	0.2
92,600 @	Masimo Corp.	3,250,260	0.6
58,666 @	Medicines Co.	1,663,768	0.3
41,044	Mednax, Inc.	2,921,512	0.5
133,271	Nektar Therapeutics	1,532,617	0.3
85,734	Owens & Minor, Inc.	2,856,657	0.5
21,100 @,L	Pacira Pharmaceuticals, Inc./DE	1,650,231	0.3
64,334	Steris Corp.	4,299,441	0.8
49,100 @	Tetraphase Pharmaceuticals, Inc.	2,105,408	0.4
61,600	Thoratec Corp.	2,796,024	0.5
38,800 @	WellCare Health Plans, Inc.	3,323,996	0.6
		69,173,003	12.6
	Industrials: 17.1%
96,900	ABM Industries, Inc.	3,143,436	0.6
166,100	Actuant Corp.	3,903,350	0.7
65,561 @	Atlas Air Worldwide Holdings, Inc.	3,571,763	0.6
120,479	Barnes Group, Inc.	4,850,485	0.9
125,100	Beacon Roofing Supply, Inc.	3,923,136	0.7
372,100 @	Blount International, Inc.	4,305,197	0.8
175,900	Brady Corp.	4,450,270	0.8
76,000	Clarcor, Inc.	4,682,360	0.8
54,000	Curtiss-Wright Corp.	3,892,860	0.7
42,110	Forward Air Corp.	2,184,246	0.4
129,160	Healthcare Services Group, Inc.	3,901,924	0.7
197,300	Heartland Express, Inc.	4,192,625	0.8
77,700	HUB Group, Inc.	3,296,034	0.6
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
114,800	KAR Auction Services, Inc.	$4,277,448	0.8
96,200	On Assignment, Inc.	3,606,538	0.7
63,200	Orbital ATK, Inc.	4,834,800	0.9
50,659	Regal-Beloit Corp.	3,961,027	0.7
47,072	Resources Connection, Inc.	738,560	0.1
34,300 @	Teledyne Technologies, Inc.	3,475,619	0.6
118,000	Tetra Tech, Inc.	3,086,880	0.6
68,196	Toro Co.	4,663,924	0.8
78,800	Universal Forest Products, Inc.	4,362,368	0.8
50,600	Waste Connections, Inc.	2,455,618	0.4
89,900	Watts Water Technologies, Inc.	4,776,387	0.9
76,500	Woodward, Inc.	3,896,910	0.7
		94,433,765	17.1
	Information Technology: 17.0%
112,360 @	Advanced Energy Industries, Inc.	3,204,507	0.6
31,600	Advent Software, Inc.	1,382,816	0.3
41,700 @	Black Knight Financial Services, Inc.	1,150,086	0.2
113,454 @	Blackhawk Network Holdings, Inc.	3,902,818	0.7
54,200 @	Bottomline Technologies, Inc.	1,427,086	0.3
33,670	CACI International, Inc.	2,882,825	0.5
138,932 @	Cardtronics, Inc.	5,071,018	0.9
103,100 @	Commvault Systems, Inc.	4,580,733	0.8
159,800 @	Cornerstone OnDemand, Inc.	4,974,574	0.9
175,386	EVERTEC, Inc.	3,898,831	0.7
93,300	Flir Systems, Inc.	2,850,315	0.5
72,300	j2 Global, Inc.	4,801,443	0.9
51,200	Littelfuse, Inc.	4,951,040	0.9
158,700 @	Microsemi Corp.	5,775,093	1.0
72,000	MKS Instruments, Inc.	2,715,120	0.5
64,600 @	Netgear, Inc.	2,001,954	0.4
75,800	Plantronics, Inc.	4,181,886	0.8
93,167 @	Plexus Corp.	4,237,235	0.8
273,600	Polycom, Inc.	3,685,392	0.7
137,500 @	Q2 Holdings, Inc.	3,260,125	0.6
142,400 @	QLIK Technologies, Inc.	5,150,608	0.9
86,100	Rofin-Sinar Technologies, Inc.	2,449,545	0.4
115,200	Semtech Corp.	2,460,672	0.4
29,800 @	Ultimate Software Group, Inc.	4,821,342	0.9
117,500 @	Veeco Instruments, Inc.	3,557,900	0.6

See Accompanying Notes to Financial Statements
20

PORTFOLIO OF INVESTMENTS
Voya Small Company Fund	as of May 31, 2015 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology (continued)
38,700 @	WEX, Inc.	$4,388,193	0.8
		93,763,157	17.0
	Materials: 5.0%
92,600	Carpenter Technology Corp.	3,781,784	0.7
279,500	Commercial Metals Co.	4,491,565	0.8
129,400	HB Fuller Co.	5,449,034	1.0
70,200	Minerals Technologies, Inc.	4,725,162	0.9
73,500	Olin Corp.	2,149,140	0.4
809,900	Thompson Creek Metals Co., Inc.	736,604	0.1
124,000	Worthington Industries, Inc.	3,374,040	0.6
143,400	Zep, Inc.	2,862,264	0.5
		27,569,593	5.0
	Utilities: 2.1%
111,400	El Paso Electric Co.	4,051,618	0.7
28,300	Idacorp, Inc.	1,683,001	0.3
61,927	ONE Gas, Inc.	2,745,224	0.5
86,200	Portland General Electric Co.	3,013,552	0.6
		11,493,395	2.1
	Total Common Stock (Cost $449,881,959)	530,060,747	96.2
EXCHANGE-TRADED FUNDS: 1.7%
74,500	iShares Russell 2000 Index Fund	9,232,040	1.7
	Total Exchange-Traded Funds (Cost $7,017,796)	9,232,040	1.7
	Total Long-Term Investments (Cost $456,899,755)	539,292,787	97.9

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.4%
	Securities Lending Collateralcc: 0.3%
471,350	Cantor Fitzgerald, Repurchase Agreement dated 05/29/15, 0.11%, due 06/01/15 (Repurchase Amount $471,354, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-8.000%, Market Value plus accrued interest $480,777, due 07/15/15-03/20/65)	471,350	0.1
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
1,000,000	Millenium Fixed Income Ltd., Repurchase Agreement dated 05/29/15, 0.15%, due 06/01/15 (Repurchase Amount $1,000,012, collateralized by various U.S. Government Securities, 0.875%-2.750%, Market Value plus accrued interest $1,020,000, due 08/15/17- 08/15/42)	$1,000,000	0.2
		1,471,350	0.3
Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.1%
11,482,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.080%†† (Cost $11,482,000)	11,482,000	2.1
	Total Short-Term Investments (Cost $12,953,350)	12,953,350	2.4
	Total Investments in Securities (Cost $469,853,105)	$552,246,137	100.3
	Liabilities in Excess of Other Assets	(1,480,276)	(0.3)
	Net Assets	$550,765,861	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of May 31, 2015.

@
Non-income producing security.

cc
Represents securities purchased with cash collateral received for securities on loan.

L
Loaned security, a portion or all of the security is on loan at May 31, 2015.

Cost for federal income tax purposes is $470,630,717.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$112,061,551
Gross Unrealized Depreciation	(30,446,131)
Net Unrealized Appreciation	$81,615,420

See Accompanying Notes to Financial Statements
21

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Nominating Committee. The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider, evaluate and make recommendations to the Board with respect to the nomination and selection of Independent Directors. In evaluating candidates, the Nominating Committee may consider a variety of factors, but specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.
The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees it identifies. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include sufficient background information concerning the candidate and should be received in a timely manner. At a minimum, the following information as to each individual proposed for nomination as director should be included: the individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected), and all information relating to such individual that is required to be disclosed in a solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.
The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the SEC.
In evaluating a candidate for the position of Independent Director, including any candidate recommended by shareholders of the Fund, the Nominating Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Director for purposes of the 1940 Act; and (vii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.
Item 11. Controls and Procedures.
(a)
Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that

22

material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.
(b)
There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.
(a)(1)
Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)
The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(3)
Not applicable.

23

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant): Voya Series Fund, Inc.
By /s/ Shaun P. Mathews Shaun P. Mathews President and Chief Executive Officer
Date: August 7, 2015
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By /s/ Shaun P. Mathews Shaun P. Mathews President and Chief Executive Officer
Date: August 7, 2015
By /s/ Todd Modic Todd Modic Senior Vice President and Chief Financial Officer
Date: August 7, 2015